UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

The Manitowoc Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

THE MANITOWOC COMPANY, INC.

One Park Plaza

11270 West Park Place, Suite 1000

Milwaukee, Wisconsin 53224

(414) 760-4600

March 20, 2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders of The Manitowoc Company, Inc. to be held as a virtual meeting at www.virtualshareholdermeeting.com/MTW2026 on Tuesday, May 5, 2026, at 9:00 a.m., Central Daylight Time.

We encourage you to access and review all of the information contained in the Proxy Statement and accompanying materials before voting. The Proxy Statement and the Company’s Annual Report are available at www.proxyvote.com.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 21, 2026 to facilitate timely delivery.

The 2026 Annual Meeting of The Manitowoc Company, Inc. will be held as follows:

Meeting date:	Tuesday, May 5, 2026
Meeting time:	9:00 a.m. Central Daylight Time
Virtual meeting site:	www.virtualshareholdermeeting.com/MTW2026
Meeting admission:	To attend the 2026 Annual Meeting by virtual presence online, you will need your control number included on your proxy card.
Materials available:	Proxy Statement, Proxy Card and Annual Report
View Materials:	www.proxyvote.com
Request materials:	Internet: www.proxyvote.com Phone: 1-800-579-1639 Email: sendmaterial@proxyvote.com

The 2026 Annual Meeting of The Manitowoc Company, Inc. will be held for the following purposes:

1.
To elect nine directors for one-year terms expiring at the 2027 Annual Meeting of Shareholders, all as set forth and described in the Proxy Statement;
2.
To approve The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated;
3.
To ratify the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
4.
To conduct an advisory vote to approve the compensation of the Company’s named executive officers; and
5.
To transact such other business as may properly come before the 2026 Annual Meeting.

Shareholders of record as of the close of business on March 2, 2026, are cordially invited to attend by virtual presence online and are entitled to vote at the 2026 Annual Meeting. However, whether or not you expect to attend the 2026 Annual Meeting by virtual presence online, you are requested to properly complete the proxy card online at www.proxyvote.com or to obtain, complete, date, sign, and promptly return a hard copy of the proxy card, which can be obtained by request through the website, toll free number or email address noted above.

By Order of the Board of Directors

Jennifer L. Peterson
Executive Vice President, General Counsel and Secretary

Milwaukee, Wisconsin

PROXY SUMMARY

Board and Corporate Governance Highlights - As of May 5, 2026

Our Board represents a balance of longer-tenured members with in-depth knowledge of our business and newer members who bring valuable additional attributes, skills and experience. Eight of our nine continuing directors are independent and provide strong oversight of our long-term strategy. We believe that directors with different backgrounds and experiences make our boardroom and the Company stronger.

The Company also believes that strong corporate governance practices help create long-term value for our shareholders. The commitment to transparent corporate governance ensures that the Company is managed and monitored in a responsible and value-driven manner. Our Corporate Governance Guidelines, along with the charters of each of our Board Committees and the key practices of our Board, provide the framework for corporate governance at the Company. The Corporate Governance and Sustainability Committee believes that our Board is most effective when it embodies a diverse set of viewpoints and practical experiences. The Corporate Governance Guidelines ensure that the Corporate Governance and Sustainability Committee considers the diversity of viewpoints, backgrounds, qualifications, experiences, expertise, and skill sets when identifying and recommending to the Board qualified candidates for Board membership.

As shown below, the members of our Board have a range of experiences, viewpoints, backgrounds, and expertise.

Board's Attributes and Skills
NAME	ANNE E. BÉLEC	AMY R. DAVIS	RYAN M. GWILLIM	KENNETH W. KRUEGER	ROBERT W. MALONE	C. DAVID MYERS	AARON H. RAVENSCROFT	MARK B. ROURKE	RANDY A. WOOD
AGE(1)	63	57	46	69	62	62	47	61	53
DIRECTOR SINCE	2019	2021	2024	2004	2021	2016	2020	2026	2026

SKILLS/QUALIFICATIONS/EXPERIENCE
BOARD OF DIRECTORS EXPERIENCE Experience as a public company board member.	●	●	●	●	●	●	●	●	●
CEO Experience as a public company CEO.				●		●	●	●	●
FINANCE AND ACCOUNTING Experience at an executive level or expertise with financial reporting, internal controls, finance companies or public accounting.	●	●	●	●		●	●	●	●
MANUFACTURING Experience at an executive level or expertise in managing a business or company that has significant focus on manufacturing.	●	●	●	●	●	●	●		●
GLOBAL EXPERIENCE Experience at an executive level overseeing international operations or working outside the U.S.	●	●	●	●	●	●	●		●
BUSINESS DEVELOPMENT AND STRATEGY Experience at an executive level driving strategic direction and growth of an enterprise.	●	●	●	●	●	●	●	●	●
SALES AND MARKETING Experience at an executive level with leading a sales organization or executing marketing strategies.	●	●			●	●	●	●	●
TECHNOLOGY Experience at an executive level or expertise in the use of information technology or other technology to facilitate business objectives.	●	●	●	●	●	●		●	●

(1) As of March 2, 2026

Proxy Summary

Executive Compensation Highlights

The Compensation Committee believes the executive compensation program at Manitowoc is structured to drive short and long-term objectives aligned with the Company strategy and shareholder interests. The program rewards value creation at all stages of the business cycle and provides an increasing percentage of performance-based compensation at higher levels of executive responsibility. This performance-based compensation is both market competitive and internally equitable. Based on this philosophy, 83% of the CEO's target pay and 67% of the other NEOs’ target pay was, on average, tied to at-risk short-term and long-term incentive plans.

Fiscal year 2025 was marked by a challenging operating environment, influenced by the uncertainty associated with the Great Trade Reset. Despite these conditions, the Company delivered revenue growth of 2.9% to $2.24 billion, while Adjusted EBITDA1 decreased 5.2% to $121.7 million. The Great Trade Reset affected demand patterns, contributing to elevated inventory levels throughout the year as sales for certain products softened, resulting in days inventory outstanding (“DIO”) of 148 days.

Throughout this period, the Company remained disciplined in applying the principles of The Manitowoc Way and advancing its CRANES+50 strategy. This focus enabled the Company to increase its recurring, higher‑margin non‑new machine sales2 by $61.4 million to a record $690.5 million. The Company also continued to make meaningful progress on its safety, employee engagement, and environmental sustainability initiatives, including achieving ISO 14001 certification across all manufacturing sites. Additionally, the Company ended the year with its lowest recordable injury rate on record, at 0.94 injuries per 200,000 hours worked.

1Adjusted EBITDA is a financial measure that is not prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”). A reconciliation of this financial measure to its most closely comparable GAAP measures is included in Annex A.

2The Company defines non-new machine sales as parts sales, used crane sales, rental revenue, service revenue and other revenue and is a component of the Company's net sales.

TABLE OF CONTENTS

Solicitation and Voting	1	Ownership of Securities	36
Who can vote?	1	Stock Ownership of Beneficial Owners of More than Five Percent	36
How to vote	1
How to obtain meeting materials	1	Stock Ownership of Directors and Management	37
Who may attend the annual meeting by virtual presence online?	1	Non-Employee Director Compensation	38
		Non-Employee Directors' Compensation	39
What do I need to do to attend the 2026 Annual Meeting by virtual presence online?	2	Stock Ownership Guidelines for Non-Employee Directors	39
How can I participate in the 2026 Annual Meeting?	2	Deferred Compensation Plan	39
What if I encounter technical difficulties during the 2026 Annual Meeting?	2	Compensation Discussion and Analysis	40
Proxies	2	Executive Summary	41
Required Quorum	3	2025 Company Performance	41
Your Broker needs your approval to vote certain matters	3	Compensation Committee Report	57
Required Vote	3	Executive Compensation Tables	58

Proposal 1 – Election of Directors	5	Post-Employment Compensation	63
Information about the Company’s Director Nominees	5
		CEO Pay Ratio	66
Proposal 2 – Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated	11	Pay Versus Performance	67

Proposal 3 – Ratification of the Appointment of Deloitte & Touche LLP	21	Miscellaneous	71

Proposal 4 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	22
Corporate Governance	23	ANNEX A: Non-GAAP Reconciliation	A - 1
Corporate Governance Highlights	23	ANNEX B: The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan, as Proposed to be Amended and Restated Effective as of May 5, 2026	B - 1
Independence	23
Accountability	23
Risk Oversight	23
Best Practices	24
Governance of the Company	24
Risk Oversight	26
Succession Planning	27	INDEX OF FREQUENTLY REQUESTED INFORMATION
Transactions with Related Persons	27
Insider Trading Policy	27
Corporate Governance and Sustainability Committee	27	I. Executive Summary	41
Audit Committee	28	II. Components of Executive Compensation and Benefits	46
Compensation Committee	28	III. Compensation Processes and Policies	53
		IV. Executive Compensation Tables	58
Shareholder Engagement	30	V. Potential Payments Upon Termination or Change of Control	64
Participants in Shareholder Engagement	30	VI. CEO Pay Ratio	66
Types of Shareholder Engagement	30	VII. Pay Versus Performance	67
2025 Engagement Summary	30
Nominations of Directors	31
Communications to the Board of Directors	32

Audit Committee Report	34
Independent Registered Public Accounting Firm	34

THE MANITOWOC COMPANY, INC.

One Park Plaza

11270 West Park Place, Suite 1000

Milwaukee, Wisconsin 53224

(414) 760-4600

SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors” or “Board”) of The Manitowoc Company, Inc., a Wisconsin corporation (referred to in this Proxy Statement as the “Company,” “we” or “our”), to the shareholders of the Company in connection with a solicitation of proxies for use at the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) to be held as a virtual meeting at 9:00 a.m., Central Daylight Time, on Tuesday, May 5, 2026, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials are being provided to shareholders on or about March 20, 2026.

Who can vote?

At the close of business on March 2, 2026, the record date for determining shareholders entitled to vote at the 2026 Annual Meeting, there were outstanding 35,908,248 shares of Company common stock, par value $0.01 per share (the “Common Stock”). Each share outstanding on the record date is entitled to one vote on all matters presented at the meeting.

How to vote

Any shareholder entitled to vote may vote by attending the virtual meeting online or by duly executed proxy. Shareholders of record will have the option to vote by written proxy or electronically via either the Internet or telephone. Instructions on how to vote are set forth in the Proxy Materials sent to shareholders. Shareholders may access and complete the proxy card online at www.proxyvote.com. In order to vote online, a shareholder will need the control number provided to the shareholder along with the Notice of Meeting. The Company is offering electronic services both as a convenience to its shareholders and as a step towards reducing costs. Shareholders not wishing to use electronic voting methods may continue to cast votes by returning their signed and dated proxy card. If you are a shareholder of record, you may attend the 2026 Annual Meeting by virtual presence online and vote your shares at www.virtualshareholdermeeting.com/MTW2026 during the meeting. You will need your control number found on your proxy card. Follow the instructions provided to cast your vote.

How to obtain meeting materials

All Proxy Materials for the 2026 Annual Meeting, including this Proxy Statement and the 2025 Annual Report to Shareholders, are available on the Internet at www.proxyvote.com. All shareholders have been separately provided an “Important Notice Regarding the Availability of Proxy Materials” ("Notice"). As indicated in that Notice, if you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Shareholders will not receive printed copies of the proxy materials unless they request them. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials. Please make your request as instructed in that Notice on or before April 21, 2026 to facilitate timely delivery.

Who may attend the annual meeting by virtual presence online?

Only shareholders of record at the close of business on the record date (March 2, 2026), or their proxy holders or the underlying beneficial owners of the Common Stock, may attend the meeting by virtual presence online by visiting www.virtualshareholdermeeting.com/MTW2026.

Solicitation and Voting

What do I need to do to attend the 2026 Annual Meeting by virtual presence online?

To attend the 2026 Annual Meeting by virtual presence online, please follow these instructions:

•
If shares you own are registered in your name, you may attend the 2026 Annual Meeting by virtual presence online by visiting www.virtualshareholdermeeting.com/MTW2026 and by providing your control number found on your proxy card; or
•
If you hold your shares in “street name” (that is, through a broker, bank or other nominee), you must first obtain a proxy issued in your name from your broker, bank or other nominee before attending the 2026 Annual Meeting by virtual presence online at www.virtualshareholdermeeting.com/MTW2026. You will need to provide your control number found on the proxy card provided by such bank, broker, or other nominee.

How can I participate in the 2026 Annual Meeting?

The 2026 Annual Meeting will be accessible only through the Internet. This format ensures greater participation and attendance for shareholders, employees, and other stakeholders who are not centrally located. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past meetings while further enhancing the online experience available to all shareholders.

You are entitled to participate in the 2026 Annual Meeting if you were a shareholder as of the close of business on March 2, 2026. The 2026 Annual Meeting will begin promptly on May 5, 2026 at 9:00 a.m. Central Daylight Time. Online check-in will begin at 8:45 a.m. Central Daylight Time, and you should allow ample time for the online check-in procedures.

Whether or not you participate in the 2026 Annual Meeting, it is important that your shares be part of the voting process. The other methods by which you may vote are described above.

This year’s shareholders question and answer session will include questions submitted live during the 2026 Annual Meeting. Questions may be submitted during the 2026 Annual Meeting through www.virtualshareholdermeeting.com/MTW2026.

What if technical difficulties are encountered during the 2026 Annual Meeting?

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), the Chair of our Board of Directors will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any of these situations, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/MTW2026.

If you encounter technical difficulties accessing our meeting or during the meeting, a support line will be available on the login page of the virtual meeting website.

Proxies

A proxy may be revoked at any time before it is exercised by filing a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by voting by virtual presence online at the 2026 Annual Meeting. Attendance by virtual presence online at the 2026 Annual Meeting will not in itself constitute revocation of a proxy. The shares represented by all properly executed unrevoked proxies received in time for the 2026 Annual Meeting will be voted as specified on the proxies. Shares held for the accounts of participants in The Manitowoc Company, Inc. 401(k) Retirement Plan (for which the proxies will serve as voting instructions for the shares) will be voted in accordance with the

Solicitation and Voting

instructions of participants or otherwise in accordance with the terms of that Plan. If no direction is given on a properly executed unrevoked proxy, it will be voted FOR each of the nine director nominees, FOR approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated, FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and FOR approval of the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this Proxy Statement.

The cost of soliciting proxies will be borne by the Company. Solicitation will be made principally by distribution via mail and the Internet pursuant to the rules of the Securities and Exchange Commission (“SEC”), but also may be made by email, telephone, facsimile, or other means of communication by certain directors, executive officers, employees, and agents of the Company. The directors, executive officers, and employees will receive no compensation for these proxy solicitation efforts in addition to their regular compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. The Company will request persons holding shares in their names for the benefit of others, or in the names of their nominees, to send Proxy Materials to and obtain proxies from their principals and will reimburse such persons for their expenses in so doing.

Required Quorum

To be effective, a matter presented for a vote of shareholders at the 2026 Annual Meeting must be acted upon by a quorum (i.e., a majority of the votes entitled to be cast represented at the 2026 Annual Meeting attending by virtual presence online or by proxy). Abstentions, shares for which authority is withheld to vote for director nominees, and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum. Once a share is represented at the 2026 Annual Meeting, it is deemed present for quorum purposes throughout the meeting or any adjourned or postponed meeting, unless a new record date is or must be set for any adjourned or postponed meeting.

Your Broker needs your approval to vote certain matters

We remind you that your broker may not vote your shares in its discretion in the election of directors (Proposal 1); therefore, you must vote your shares if you want them to be counted in the election of directors. In addition, your broker is also not permitted to vote your shares in its discretion on the approval of the Company's 2025 Omnibus Incentive Plan as Amended and Restated (Proposal 2) or on the advisory vote on executive compensation (Proposal 4). However, your broker may vote your shares in its discretion on routine matters such as the ratification of the Company’s independent registered public accounting firm (Proposal 3).

Required Vote

Proposal 1: Election of Directors. Directors are elected by a majority of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present, assuming the election is uncontested (a plurality voting standard applies in contested elections). For this purpose, a majority of votes cast means that the number of votes cast “for” a director’s election must exceed the number of votes cast “withheld” with respect to that director’s election. Any shares not voted (whether by broker non-vote or otherwise) will have no effect on the election of directors.

Solicitation and Voting

Pursuant to the Company’s Restated By-laws, any nominee who is a current director and who receives fewer votes cast “for” his or her election than votes cast “withheld” is required to promptly tender his or her resignation to the Chair of the Board following certification of the shareholder vote. The Corporate Governance and Sustainability Committee of the Board of Directors will promptly consider the resignation, and make a recommendation to the Board of Directors as to whether to accept or reject such resignation.

Proposal 2: Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated. The affirmative vote of a majority of the votes cast on the proposal by the holders of shares entitled to vote at the meeting at which a quorum is present is required for approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated. Abstentions and broker non-votes will not be included in the votes cast and therefore will have no effect other than not providing the Company with your view on the proposal.

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The affirmative vote of a majority of the votes cast on the proposal by the holders of shares entitled to vote at the meeting at which a quorum is present is required for ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Abstentions and broker non-votes will not be included in the votes cast and therefore will have no effect other than not providing the Company with your view on the proposal.

Proposal 4: Advisory vote to approve the compensation of the Company’s named executive officers. The affirmative vote of a majority of the votes cast on the proposal (assuming a quorum is present) is required to approve the advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this Proxy Statement. Abstentions and broker non-votes will not be included in the votes cast and thus will have no effect other than not providing the Company with your view on the proposal. Although the outcome of this advisory vote is not binding on the Company, the Compensation Committee and the Board of Directors will review and consider the outcome of the vote when making future compensation decisions pertaining to the Company’s named executive officers.

The Board of Directors recommends a vote: “FOR” the election of the nine directors named in proposal 1; “FOR” approval of the Company’s 2025 Omnibus Incentive Plan as Amended and Restated in proposal 2, “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm in proposal 3; and “FOR” approval of the compensation of the Company’s named executive officers in proposal 4.

PROPOSAL 1

ELECTION OF DIRECTORS

Nine of the Company’s ten current directors are to be elected at the 2026 Annual Meeting. The nominees to the Board are Mses. Bélec and Davis and Messrs. Gwillim, Krueger, Malone, Myers, Ravenscroft, Rourke and Wood, all of whom are currently directors. Anne M. Cooney has chosen not to stand for re-election at the 2026 Annual Meeting. Information regarding each nominee is set forth below. If elected, each individual will hold office for a one-year term expiring at the 2027 Annual Meeting of Shareholders, subject to the limit discussed in the following sentence, or until their respective successors are duly elected and qualified. Pursuant to the Company’s Corporate Governance Guidelines, when a director reaches the age of 72, the director will resign from the Board at the first annual meeting held after reaching that age.

The election of directors is determined by a majority of the votes cast, if the election is uncontested. Shares represented by proxies in the accompanying form will be voted for the election of the nominees listed below, unless a contrary direction is indicated. The nominees have indicated that they are able and willing to serve as directors. However, if any of the nominees should be unable to serve, which management does not contemplate, it is intended that the proxies will vote for the election of such other person or persons as management may recommend.

Information about the Company's Director Nominees

The following sets forth certain information, as of March 2, 2026, about the Board’s nominees for election at the 2026 Annual Meeting. All nine nominees were recommended to the Board by the Corporate Governance and Sustainability Committee.

Anne E. Bélec
Age: 63
Director since: 2019 Independent Director
Manitowoc Board Committees: • Audit Committee • Compensation Committee
Other Current Public Company Directorships: • None

Anne E. Bélec is a senior executive with over 35 years of experience in sales, marketing, and customer service. She had an extensive career at Ford Motor Company, holding successively senior positions, including Director, Global Marketing, and President and Chief Executive Officer, Volvo Cars N.A., Volvo Cars Corporation. Ms. Bélec subsequently went on to hold several additional senior executive roles in the automotive and recreational products sectors, including Vice President and Chief Marketing Officer of Navistar, Inc. and Senior Vice President, Global Brand, Communications and Parts, Accessories and Clothing at Bombardier Recreational Products, Inc. Ms. Bélec is the co-founder and presently serves as Chief Executive Officer of Mosaic Group, LLC, a firm offering outsourced marketing services for brands in Canada, the United States and globally.

Ms. Bélec's extensive experience in senior management and global sales and marketing makes her qualified to serve on the Company's Board of Directors.

Proposal 1 Election of Directors

Amy R. Davis
Age: 57
Director since: 2021 Independent Director
Manitowoc Board Committees: • Compensation Committee • Audit Committee
Other Current Public Company Directorships: • None

Amy R. Davis is the Vice President and President – Accelera by Cummins and Cummins Components Segments. Accelera is focused on zero-emissions technologies, with a purpose to secure a sustainable future for the industries that keep the world running. The Cummins Components segment includes a global and diverse portfolio of engine components, emissions solutions, software, electronics, brakes, and axles with approximately $10 billion in revenue. Ms. Davis has led Accelera since 2020 and added the Components Segment responsibility in November 2023. She previously served as Vice President of the global Filtration business at Cummins (2015 to 2020), and as President of the Cummins Northeast distributor as an owner (2010 to 2015).

Ms. Davis has extensive management and operational experience in the international operations of large, diversified manufacturers. Her experience in international market development, acquisition integration, and maximizing operational efficiency make her qualified to serve on the Company’s Board of Directors.

Ryan M. Gwillim
Age: 46
Director since: 2024 Independent Director
Manitowoc Board Committees: • Audit Committee, Chair • Corporate Governance and Sustainability Committee
Other Current Public Company Directorships: • None

Ryan M. Gwillim is the Executive Vice President and Chief Financial and Strategy Officer of Brunswick Corporation, a global leader in marine and recreation products. Mr. Gwillim has served in his current position since 2020 and previously served at Brunswick as Vice President – Finance and Treasurer (2019 to 2020) and Vice President – Investor Relations (2017 to 2019). He also served as Associate General Counsel – International (2015 to 2017) and held positions of increasing responsibility within the legal department since his Brunswick employment began in 2011. Mr. Gwillim is a certified public accountant and holds a law degree from the University of Illinois.

Mr. Gwillim brings senior management, accounting, legal and financial controls experience to the Company’s Board of Directors. The foundation of Mr. Gwillim’s financial controls and accounting expertise is from his experience with Brunswick, including his current role as Chief Financial Officer. In addition, his background and experience with public company and international business operations, mergers and acquisitions, debt markets, investor relations and regulatory issues make him qualified to serve on the Company’s Board of Directors.

Proposal 1 Election of Directors

Kenneth W. Krueger
Age: 69
Director since: 2004 Independent Director
Manitowoc Board Committees: • Non-Executive Board Chair
Other Current Public Company Directorships: • Douglas-Dynamics, Inc. (NYSE: PLOW) • Albany-International Corporation (NYSE: AIN)

Kenneth W. Krueger currently serves as the Non-Executive Board Chair and was the interim President and Chief Executive Officer of the Company from October 2015 until March 2016. Mr. Krueger was the Chief Operating Officer (2006 to 2009) and Executive Vice President (2005 to 2006) of Bucyrus International, Inc., a global leader in mining equipment manufacturing. Mr. Krueger also was the Sr. Vice President and Chief Financial Officer (2000 to 2005) of A. O. Smith Corporation, a global manufacturer of water heating and water treatment systems, and Vice President, Finance and Planning, Hydraulics, Semiconductor Equipment, and Specialty Controls Group (1999 to 2000) of Eaton Corporation.

Mr. Krueger has extensive financial, accounting, and operations experience. He has served as a chief financial officer and chief operating officer of publicly-traded companies and has other significant senior management experience. His experience and background in finance and accounting in a publicly-traded manufacturing company bring great focus to the Company’s accounting, auditing, and internal controls. Mr. Krueger’s operations leadership experience in the heavy manufacturing industry, coupled with his experience in accounting and finance, make him a valued adviser as a member of the Company’s Board of Directors and as the current Chair.

Robert W. Malone
Age: 62
Director since: 2021 Independent Director
Manitowoc Board Committees: • Compensation Committee • Corporate Governance and Sustainability Committee
Other Current Public Company Directorships: • None

Robert W. Malone retired in 2025 as the Vice President and President – Filtration Group of Parker-Hannifin Corporation after serving in such role since 2014. Mr. Malone joined Parker in 2013 as Vice President of Operations for the Filtration Group where he was responsible for five of the group’s divisions and the group sponsor for four of the seven global filtration platforms. Prior to Parker, Mr. Malone served as President and Chief Executive Officer for Purolator Filters with responsibility for the engineering, manufacturing, marketing, and sales of branded and private label filters to North American OEM and aftermarket customers. Prior to Purolator Filters, Mr. Malone held senior leadership positions with ArvinMeritor Light Vehicle Aftermarket and Arvin-Kayaba, LLC.

Mr. Malone has extensive management and operational experience in the international operations of large, diversified manufacturers. His experience in international market development, integration and maximizing operational efficiency makes him qualified to serve on the Company’s Board of Directors.

Proposal 1 Election of Directors

C. David Myers
Age: 62
Director since: 2016 Independent Director
Manitowoc Board Committees: • Compensation Committee • Corporate Governance and Sustainability Committee, Chair
Other Current Public Company Directorships: • Carlisle Companies Inc. (NYSE: CSL)

C. David Myers retired in 2014 as President – Building Efficiency of Johnson Controls, Inc., a global diversified technology and industrial company, after serving in such role since 2005. Mr. Myers previously served as President and Chief Executive Officer, as well as a director, of York International Corporation, a provider of heating, ventilating, air conditioning, and refrigeration products and services, from 2004 until York was acquired by Johnson Controls in 2005. Prior thereto, he held other positions with increasing responsibility at York, including serving as President, Executive Vice President and Chief Financial Officer. Mr. Myers previously served as a Senior Manager at KPMG LLP. Mr. Myers serves as a director of The Boler Company (operating as Hendrickson International) and formerly served on the board of Children’s Hospital of Wisconsin.

Mr. Myers brings senior management, cybersecurity expertise, accounting, and financial controls experience to the Company’s Board of Directors. The foundation of Mr. Myers’ financial controls and accounting expertise is from when he served as a senior manager at KPMG and continued through his service as Chief Financial Officer of York. His background and experience in finance, accounting, and senior management in various segments of large manufacturing companies make him qualified to serve on the Company’s Board of Directors.

Aaron H. Ravenscroft
Age: 47
Director since: 2020 President and Chief Executive Officer since 2020
Other Current Public Company Directorships: • None

Aaron H. Ravenscroft has served as President and Chief Executive Officer, and has been a director, of the Company since 2020. Mr. Ravenscroft joined Manitowoc as Executive Vice President of the Mobile Cranes business in 2016, and in 2017, he took responsibility for the Tower Cranes business. Prior to joining Manitowoc, Mr. Ravenscroft served as a Regional Managing Director at Weir Group's Mineral division (2013 to 2016) as President of the Process Flow Control Group at Robbins & Myers (2011 to 2013), as Regional Vice President of the Industrial Products Group for Gardner Denver (2008 to 2011) and in a series of positions with increasing responsibility at Wabtec (2003 to 2008). Mr. Ravenscroft started his career as a sell side stock analyst at Janney Montgomery Scott following capital goods companies (2000 to 2003).

In addition to serving as the Company’s President and Chief Executive Officer, Mr. Ravenscroft’s deep industrial expertise qualifies him to serve on the Company’s Board of Directors.

Proposal 1 Election of Directors

Mark B. Rourke
Age: 61
Director since: 2026 Independent Director Manitowoc Board Committees: • Audit Committee
Other Current Public Company Directorships: • Schneider National Inc. (NYSE: SNDR)

Mark B. Rourke is the President and Chief Executive Officer of Schneider National Inc. (“Schneider”), a premier provider of transportation, logistics and intermodal services—a role that he has held since 2019. Over his 38-year career with Schneider, Mr. Rourke has served in various executive and operational roles, including Chief Operating Officer, General Manager of Schneider Transportation Management, and President of Truckload Services. Mr. Rourke serves on the board of directors for the Trucking Alliance and the Green Bay Packers and previously served on the board of directors of The Shyft Group (NASDAQ: SHYF).

Mr. Rourke has extensive management and operational expertise in the internal operations of large transportation and logistics solutions companies. The foundation of Mr. Rourke's financial controls and accounting expertise is from his current role as Chief Executive Officer of Schneider. His experience in strategy development and execution, senior management, integration, market development, and maximizing operational efficiency make him qualified to serve on the Company’s Board of Directors.

Randy A. Wood
Age: 53
Director since: 2026 Independent Director Manitowoc Board Committees: • Audit Committee
Other Current Public Company Directorships: • Lindsay Corporation (NYSE: LNN)

Randy A. Wood is the President and Chief Executive Officer of Lindsay Corporation (“Lindsay”), a global provider of proprietary water management and road infrastructure products and services. Mr. Wood has served in his current role since January 2021. He joined Lindsay in 2008 and held a variety of leadership positions, including serving as Chief Operating Officer (September 2020 to December 2020), President – Irrigation (2016 to 2020), President – International Irrigation (2013 to 2016), Vice President – Americas / ANZ Sales and Marketing (2012 to 2013), and Vice President – North America Irrigation Sales (2008 to 2012). Prior to Lindsay, he held various sales and marketing leadership positions with increasing responsibility at Case Corporation / CNH Global. Mr. Wood currently serves as director of Nebraska and Omaha Chambers of Commerce and United Way of the Midlands.

Mr. Wood has extensive management and operational expertise in the internal operations of a large, global, diversified manufacturer. The foundation of Mr. Wood's financial controls and accounting expertise is from his current role as Chief Executive Officer of Lindsay. His experience in senior

Proposal 1 Election of Directors

management, market development, strategy development and execution, integration, maximizing operational efficiency, and sales and marketing make him qualified to serve on the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” the election of each of the nine above nominees.

PROPOSAL 2

APPROVAL OF THE MANITOWOC COMPANY, INC. 2025 OMNIBUS INCENTIVE PLAN AS AMENDED AND RESTATED

The Board of Directors of the Company is asking shareholders to approve an amended and restated version of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan (the “2025 Plan) to increase the number of our shares of Common Stock reserved for issuance under the 2025 Plan by 1,800,000 shares.

As described below under “New Plan Benefits,” the 1,800,000 additional shares will include a total of 601,952 shares to be reserved for settlement of awards made in February 2026, all of which are contingent upon shareholder approval of this Proposal 2 at the Annual Meeting (the “Contingent Awards”).

Awards under the 2025 Plan as amended and restated are intended to support the creation of long-term value and business returns for the Company’s shareholders. The Company believes that the 2025 Plan as amended and restated strikes an appropriate balance between rewarding performance and limiting shareholder dilution, while providing the Company with the flexibility to meet changing compensation needs.

Why our Board Recommends That Shareholders Vote FOR Approval of the 2025 Plan as Amended and Restated

Our equity-based and other incentive compensation programs under the 2025 Plan and similar previous plans have been integral to our past success and increasing the number of shares available under the 2025 Plan will allow it to continue to be an essential element contributing to our future performance.

Determining the Number of Additional Shares Requested Under the 2025 Plan as Amended and Restated

To determine the number of additional shares of Common Stock to request for authorization under the 2025 Plan as amended and restated, the Compensation Committee, its independent compensation consultant and our Board considered the needs of the Company for shares, based on the current and expected future equity grant mix, and the potential dilution that awarding the requested shares may cause to existing shareholders. The compensation consultant examined and the Compensation Committee and Board considered a number of factors, including the Company’s recent and potential future burn rate.

The Compensation Committee recommended to the Board that 1,800,000 additional shares be authorized under the 2025 Plan as amended and restated. The Board is accordingly seeking shareholder approval for the authorization of 1,800,000 additional shares, which it expects will be sufficient for two years worth of awards.

The following table shows certain information about the number of shares remaining available for future grant under the 2025 Plan and the shares subject to our currently outstanding equity awards under both the Company's former 2013 Omnibus Incentive Plan and the 2025 Plan, as of March 2, 2026:

Number of shares that were authorized for future grant under the 2025 Plan	1,800,000
Number of time-based restricted share units outstanding	600,069
Number of performance shares/performance share units (at target) outstanding	685,432
Number of stock options outstanding Weighted average exercise price of the outstanding stock options: $21.59 Weighted average remaining term of the outstanding options: 1.72 years	442,943
Total outstanding	1,728,444
Total shares available in 2025 Pool, not accounting for 2026 contingent awards	500,050

In setting and recommending to shareholders the additional number of shares to authorize under the 2025 Plan as amended and restated, our Board considered the historical number of equity awards granted under the Company's former 2013 Omnibus Incentive Plan and 2025 Plan, as well as the Company’s three-year average burn rate for the preceding three fiscal years as follows:

As of December 31, 2025

The table below presents share information after the Company converted a number of previously granted equity awards to be cash-settled.

Fiscal Year	Stock Options Granted (A)	Full-Value Time-Vested Awards Granted (RSUs) (B)	Full-Value Performance Shares/ Units Vested (PSUs) (C)	Total (A):(C)	Basic Weighted Average Shares of Common Stock Outstanding	Burn Rate
2025 2024	0 0	550,354 398,287	192,840 302,479	743,194 700,766	35,417,235 35,184,436	2.10% 1.99%
2023	0	519,083	46,145	565,228	35,093,963	1.61%
3 Year Average	0	489,241	180,488	669,729	35,244,319	1.90%

The number of full-value Performance Share Units (PSUs) granted in the past three fiscal years is 374,798 in 2025, 323,256 in 2024, and 284,604 in 2023.

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

The Company’s amended and restated articles of incorporation authorize the issuance of 75,000,000 shares of Common Stock. There were 35,908,248 shares of Common Stock issued and outstanding as of March 2, 2026 (the “Record Date”), and the market value of a share of Common Stock as of that date was $14.84.

Because this proposal to approve additional shares does not contemplate the amount or timing of specific equity awards in the future, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards. However, the current rationale and practices of the Compensation Committee with respect to equity awards and other incentives are set forth in the “Compensation Discussion and Analysis” in this Proxy Statement.

Highlights of the 2025 Plan as Amended and Restated

The 2025 Plan as Amended and Restated includes several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices. Some of these features are highlighted below and are more fully described in the summary of the terms of the 2025 Plan as amended and restated below in this proposal and the full 2025 Plan document as amended and restated, which is located in Annex B to this Proxy Statement.

•
No Evergreen. The 2025 Plan does not include an “evergreen” or other provision that automatically increases the number of shares available for grant under the 2025 Plan and therefore any increase to the maximum share reserve in the 2025 Plan must be approved by shareholders.
•
Minimum Vesting Provisions. The 2025 Plan requires that, subject to limited exceptions specified in the 2025 Plan, all equity awards have a minimum vesting period of at least one year, other than awards relating to up to 5% of the total number of shares reserved for issuance under the 2025 Plan.
•
No Liberal Share Recycling. The 2025 Plan does not recredit to the share reserve any shares tendered or withheld in payment of the exercise or strike price of a stock option or stock appreciation right as a result of the net settlement of an outstanding stock option or stock appreciation right; any shares withheld to satisfy tax withholding obligations; and any shares purchased by us using proceeds from the exercise price of a stock option.
•
No Dividend or Dividend Equivalent Payments on Unvested Equity Awards. The 2025 Plan expressly prohibits the payment of dividends or dividend equivalent units on unvested awards for all equity award types.
•
Shareholder Approval Required for Specified Amendments. Shareholder approval is required for any amendment to the 2025 Plan that materially increases the 2025 Plan’s share reserve (subject to the 2025 Plan’s adjustment provisions), any amendment to expand the group of individuals that may become participants and any amendment that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.
•
In no event may the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all awards granted to any individual non-employee director during a fiscal year of the Company, when added to any cash compensation received by such non-employee director in the same fiscal year, for service as a non-employee director, exceed $1,500,000.

Summary of the Terms of the 2025 Plan as Amended and Restated

The following is a summary of the material provisions of the 2025 Plan as amended and restated, a copy of which is attached hereto as Annex B and incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the 2025 Plan as amended and restated. Any inconsistencies between this summary and the text of the 2025 Plan as amended and restated will be governed by the text of the 2025 Plan as amended and restated.

Purpose and Effective Date

The two complementary purposes of the 2025 Plan are (1) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors of the Company and its affiliates; and (2) to increase shareholder value. The 2025 Plan became effective upon approval by the Company’s shareholders on May 6, 2025 at the 2025 annual meeting.

Administration and Eligibility

Our Board or the Compensation Committee of our Board (including any successor committee with similar authority that the Board may appoint, which in either case consists of not less than two members of the Board who meet the “non-employee director” requirements of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) (the “Committee”) administers the 2025 Plan (the “Administrator”). The 2025 Plan authorizes the Administrator to determine the provisions of award agreements; interpret the provisions of the 2025 Plan; prescribe, amend and rescind rules and regulations relating to the 2025 Plan; correct any defect, supply any omission, or reconcile any inconsistency in the 2025 Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the 2025 Plan, in each case in its sole discretion.

To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an administrator of the 2025 Plan. However, no such delegation is permitted with respect to stock-based awards made to any participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act or the liability provisions of Section 16(b) of the Exchange Act at the time any such delegated

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of non-employee directors within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

The Administrator may designate any of the following as a participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its affiliates; any individual who the Company or an affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director. Currently the persons eligible to participate in the 2025 Plan consist of approximately 22 employees and eight non-employee directors.

Types of Awards

The 2025 Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards. These award types are described in further detail below.

Stock Subject to the 2025 Plan

The 2025 Plan prior to the currently proposed amendment and restatement provided that an aggregate of 1,800,000 shares of Common Stock were reserved for issuance under the 2025 Plan (the “Plan Reserve”). The 2025 Plan as proposed to be amended and restated would increase the Plan Reserve by 1,800,000 shares, to a total of 3,600,000 shares. The Plan Reserve is subject to adjustment as described below under “—Adjustments.” The 2025 Plan prior to the currently proposed amendment and restatement also provided that the Company could issue an aggregate of only 1,800,000 shares of Common Stock upon the exercise of incentive stock options. Under the 2025 Plan as proposed to be amended and restated, the aggregate number of shares that may be issued upon the exercise of incentive stock options would increase to 3,600,000 shares.

With respect to awards that are settleable in shares of Common Stock (or may be settled in either cash or shares), the Plan Reserve is depleted, at the time an award is granted, by the maximum number of shares with respect to which such award is granted.

The following shares are recredited to the Plan Reserve in the same number as they depleted the reserve: (a) shares that will not be issued under an award (whether due currently or on a deferred basis) due to its lapse, expiration, termination, cancellation or any other circumstance; (b) shares forfeited under an award; and (c) shares issued under any award that the Company subsequently reacquires pursuant to rights reserved upon the issuance of the shares. However, in no event will the following shares be recredited to the Plan Reserve: (A) shares tendered or withheld in payment of the exercise or strike price of a stock option or stock appreciation right as a result of the net settlement of an outstanding stock option or stock appreciation right; (B) shares withheld to satisfy tax withholding obligations; and (C) shares purchased by the Company using proceeds from the exercise price of a stock option.

In no event may the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all awards granted to any individual non-employee director during a fiscal year of the Company, when added to any cash compensation received by such non-employee director in the same fiscal year, for service as a non-employee director, exceed $1,500,000.

Any shares subject to awards granted under the Company’s former 2013 Omnibus Incentive Plan (the “2013 Plan”) that would again have become available for new grants under the terms of such plan if such plan were still in effect after the 2013 Plan’s termination instead become available for the purpose of granting awards under the 2025 Plan in the same number as the related awards depleted the reserve under the 2013 Plan, thereby increasing the number of shares available for issuance under the 2025 Plan. As of March 2, 2026, there were 442,943 shares of Common Stock subject to outstanding options and 500,389 shares of restricted stock, restricted stock units and performance shares or units (calculated at the target award level) that had not vested under the 2013 Plan. The weighted average exercise price of the outstanding options was $21.59 and the average term of such options was 1.72 years. The average remaining term of the outstanding restricted stock, restricted stock units and performance shares or units was .97 years.

Options

The Administrator generally determines all terms and conditions of each option. However, the grant date may not be any day prior to the date on which the Administrator approves the grant, the exercise price may not be less than the fair market value of the shares subject to the option as determined on the date of grant (unless the option complies with or is otherwise exempt from Code Section 409A) and the option must terminate no later than ten years after the date of grant. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of options may be made (1) by delivery of cash or other shares or other securities of the Company having a then fair market value equal to the purchase price of such shares; (2) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price; (3) by surrendering the right to receive shares otherwise deliverable to the participant upon exercise of the award having a fair market value at the time of exercise equal to the total exercise price; or (4) by any combination of (1), (2) and/or (3). Except to the extent otherwise set forth in an award agreement, a participant will have no rights as a holder of Common Stock as a result of the grant of an option until the option is exercised, the exercise price and applicable withholding taxes are paid and the shares subject to the option are issued thereunder.

Stock Appreciation Rights

The Administrator generally determines all terms and conditions of each stock appreciation right. A stock appreciation right is the right of a participant to receive cash in an amount, and/or Common Stock with a fair market value, equal to the appreciation of the fair market value of a share of Common Stock during a specified period of time. However, the grant date may not be any day prior to the date that the Administrator approves the grant, the

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

grant price may not be less than the fair market value of the shares subject to the stock appreciation right as determined on the date of grant and the stock appreciation right must terminate no later than ten years after the date of grant.

Performance and Stock Awards

The Administrator generally determines all terms and conditions of each award of shares, restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of Common Stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of Common Stock, in either cash or shares. Performance share means the right to receive shares of Common Stock, including restricted stock, to the extent performance goals are achieved. Performance unit means the right to receive a payment, in either cash or shares, valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of Common Stock, to the extent performance goals are achieved. The terms and conditions that the Administrator determines includes the length of the vesting and/or performance period, subject to the 2025 Plan’s other provisions relating to vesting and performance periods, and, if different, the date on which payment of the provided under the award will be made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one of more shares; and, with respect to restricted stock units and performance units, whether to settle such awards in cash, in shares or a combination thereof.

Incentive Awards

The Administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The Administrator determines all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

Dividends and Dividend Equivalent Units

The Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of Common Stock, equal to the cash dividends or other distributions that the Company pays with respect to a share of Common Stock.

In no event may dividends or dividend equivalent units be awarded with respect to stock options, stock appreciation rights or any other award that is not a full-value award. For the avoidance of doubt, the 2025 Plan expressly prohibits the payment of dividends or dividend equivalent units on unvested awards for all equity award types.

Shares of restricted stock are automatically credited with dividends and other distributions to the extent dividends or other distributions are paid on the Common Stock following the grant date of such restricted stock. However, if cash dividends or other cash distributions are paid with respect to shares of restricted stock while such shares are unvested, then such dividends or other distributions either, at the discretion of the Administrator, are (a) automatically reinvested as additional shares of restricted stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock, or (b) paid in cash at the same time and the same extent that the restricted stock vests. Any dividends or other distributions paid in the form of shares shall be subject to the same terms and conditions, including the risk of forfeiture, as the original grant of restricted stock. For clarity, in no event will dividends or other distributions be paid to a participant with respect to restricted stock unless, until and to the same extent as the underlying restricted stock vests.

The Administrator may grant dividend equivalent units only in tandem with full-value awards, other than restricted stock. Dividend equivalent units will either, at the discretion of the Administrator, be (a) accumulated and paid, in cash or shares in the Administrator’s discretion, at the same time and to the same extent that the tandem award vests or is earned or (b) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem award. For clarity, in no event will a participant receive payment with respect to a dividend equivalent unit unless, until and to the same extent as the tandem award vests and is paid. The Administrator may otherwise determine all terms and conditions of each award of dividend equivalent units, subject to the terms of the 2025 Plan.

Other Stock-Based Awards

The Administrator may grant to participants other types of awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, either alone or in addition to or in conjunction with other awards, and payable in Common Stock or cash. Subject to the limits of the 2025 Plan, an award may include the issuance of shares of unrestricted Common Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire Common Stock from the Company. The Administrator generally determines all terms and conditions of the award, except that any award that provides for purchase rights must be priced at 100% of fair market value on the date of the award.

Minimum Vesting Period

All equity awards granted under the 2025 Plan have a minimum vesting period of one year from the date of grant, subject to exceptions described in the 2025 Plan. The exceptions are for (1) awards with respect to up to 5% of the total number of shares reserved under the 2025 Plan, (2) 2025

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

Plan’s provisions relating to a change of control, (3) accelerated vesting in connection with a participant’s termination due to death or disability, and (4) a substitute award that does not reduce the vesting period of the award being replaced. For purposes of awards granted to non-employee directors, “one year” may mean the period of time from one annual shareholders’ meeting to the next annual shareholders’ meeting, as long as such period of time is not less than 50 weeks.

Discretion to Accelerate

Regardless of any provision of the 2025 Plan to the contrary, the Administrator has the discretion to accelerate or shorten the vesting period of an award, in connection with a participant’s death, disability, retirement or termination by the Company without cause or upon a change of control.

Effect of Termination of Employment or Service on Awards

If a participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any affiliate that discusses the effect of the participant’s termination of employment or service on the participant’s awards, then such agreement will control. In any other case, except as otherwise provided by the Administrator in an award agreement or as otherwise determined by the Administrator prior to or at the time of termination of a participant’s employment or service, the 2025 Plan’s default provisions will apply upon a participant’s termination of employment or service with the Company and its affiliates.

Transferability of Awards

Subject to limited exceptions in the 2025 Plan, no award granted under the 2025 Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a participant other than by will or the laws of descent and distribution, and during the lifetime of the participant such awards may be exercised only by the participant or the participant’s legal representative or by the permitted transferee of such participant as provided in the 2025 Plan (or by the legal representative of such permitted transferee). Any attempted transfer not permitted by the 2025 Plan will be null and void and have no legal effect. The restrictions set forth in the 2025 Plan, and any risk of forfeiture applicable to an award, will be enforceable against any transferee of an award.

Adjustments

Under the terms of the 2025 Plan, if any of the following occurs:

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the Company is involved in a merger or other transaction in which the Common Stock is changed or exchanged;
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the Company subdivides or combines the Common Stock or declares a dividend payable in the Company’s Common Stock, other securities or other property;
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the Company effects a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of Common Stock at the time the dividend is declared, or the Company effects any other dividend or other distribution on the Common Stock in the form of cash, or a repurchase of shares of Common Stock, that the Board determines is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Common Stock; or
•
any other event occurs, which, in the judgment of the Board or Compensation Committee necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2025 Plan;

then the Administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2025 Plan and subject to certain provisions of the Code, adjust the number and type of shares of Common Stock subject to the 2025 Plan and which may, after the event, be made the subject of awards; the number and type of shares of Common Stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder) in an amount and at a time determined by the Administrator.

No such adjustments may be authorized in the case of incentive stock options to the extent that such authority would cause the 2025 Plan to violate Code Section 422(b).

Without limitation, if there is a reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a change of control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding shares are not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute for each share then subject to an award and the shares subject to the 2025 Plan the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock will be entitled in respect of each share pursuant to the transaction.

In the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the shares (including a reverse stock split), if no action is taken by the Administrator, the adjustments described above will automatically be made.

In connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under the 2025 Plan.

Change of Control

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

Under the terms of the 2025 Plan, if there is a change of control of the Company, then, unless the participant is subject to an arrangement or policy that provides a more favorable result, the following will apply:

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Options and stock appreciation rights will become exercisable and the Company may cancel them for a cash payment.
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Unvested restricted stock and restricted stock units will vest on an accelerated basis, and participants holding such awards may elect to receive the change of control price per share for such restricted stock or restricted stock units.
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Recipients of performance shares and performance units may elect to receive a cash payment in exchange for the surrender of their awards equal to a pro rata portion of the value of such awards assuming the greater of target or projected actual performance.
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All incentive awards will be deemed to have been earned pro rata as if the performance goals had been achieved as of the change of control, by taking the product of (1) the sum of (a) the average of the annual incentive award earned by the participant during the Company’s latest three consecutive fiscal years, and (b) the greater of target or projected actual performance (based on the assumption that the applicable performance goals continue to be achieved at the same rate through the end of the performance period as they are at the time of the change of control) for any long-term incentive award, and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to the date of the change of control and the denominator of which is the number of whole months in the performance period.
•
Dividend equivalent units will be paid out on a pro rata basis.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the 2025 Plan means the occurrence of any one of the following:

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Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;
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The Company is merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 30% or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a change of control if the Company is the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;
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The Company or any affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so transferred exceeds 50% of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided, however, that such a transfer effected pursuant to a spin-off or split-up where shareholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be a change of control;
•
The Company dissolves and liquidates substantially all of its assets; or
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At any time when the “continuing directors” cease to constitute a majority of the Board. For this purpose, a “continuing director” means the individuals who, at the effective date of the 2025 Plan, constitute the Board and any new directors (other than directors designated by a person who has entered into an agreement with the Company to effect a change of control transaction) whose appointment to the Board or nomination for election by Company shareholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the definition of “change of control” in the 2025 Plan will be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control event under Code Section 409A to the extent necessary to comply with the requirements of Code Section 409A.

The 2025 Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with the Company or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by the Company pursuant to the 2025 Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

Termination and Amendment

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

Unless the Board earlier terminates the 2025 Plan, the 2025 Plan will terminate on the earlier of (a) the date all shares reserved for issuance have been issued or (b) the tenth (10th) anniversary of the 2025 Plan’s effective date. In addition, the Board or the Administrator may amend the 2025 Plan at any time, except:

•
the Board must approve any amendment to the 2025 Plan if the Company determines such approval is required by prior action of the Board, applicable corporate law or any other applicable law;
•
shareholders must approve any amendment to the 2025 Plan if the Company determines that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which the Common Stock is then traded, or any other applicable law; and
•
shareholders must approve any amendment to the 2025 Plan that materially increases the Plan Reserve (subject to the 2025 Plan’s adjustment provisions), any amendment to expand the group of individuals that may become participants and any amendment that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the 2025 Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Common Stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the 2025 Plan or awards will extend beyond the termination date of the 2025 Plan. In addition, termination of the 2025 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the 2025 Plan except as they may lapse or be terminated by their own terms and conditions.

Cancellation, Disgorgement and Recoupment of Awards

The Compensation Committee may cancel an award or require a participant to return to the Company any compensation received under an award in certain circumstances, such as if the participant is terminated for cause or breaches any restrictive covenants, such as a non-compete, with the Company. In addition, all awards are subject to the Company’s Compensation Recovery Policy and any other recoupment or clawback policy that the Company adopts from time to time.

Repricing Prohibited

Neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; (2) cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights; or (3) cancel outstanding stock options or stock appreciation rights with an exercise price above the current share price in exchange for cash or other securities.

Backdating Prohibited

The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the 2025 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the 2025 Plan in a foreign country will not affect the terms of the 2025 Plan for any other country.

Certain U.S. Federal Income Tax Consequences

The following summarizes certain U.S. federal income tax consequences relating to the 2025 Plan. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2025 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

The grant of a stock option under the 2025 Plan will create no income tax consequences to the Company or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the 2025 Plan will create no income tax consequences to the Company or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the grant price. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of Common Stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made under the 2025 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, the Company would then be required to include as ordinary income the amount of any deduction it originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income and the Company will not be entitled to a deduction at the time an award of a restricted stock unit is made under the 2025 Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for the Company or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to the Company or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and the Company will generally be entitled to a corresponding income tax deduction.

Dividends and Dividend Equivalent Units

A participant who is paid a dividend or dividend equivalent with respect to an unvested or unsettled award will recognize ordinary income equal to the value of cash or Common Stock paid, and the Company will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction the Company can take for compensation it pays to the Company’s covered employees (generally including its named executive officers) to $1,000,000 per year per individual. This limit may apply to awards under the 2025 Plan.

Code Sections 409A and 280G

Awards under the 2025 Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The 2025 Plan is intended to permit compliance with Code Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Code Section 409A. To the extent that the Company determines that any award granted under the 2025 Plan is subject to Code Section 409A, the award agreement evidencing such award is expected generally to incorporate the terms and conditions required by Code Section 409A. The 2025 Plan and any applicable awards may be modified to exempt the awards from Code Section 409A or comply with the requirements of Code Section 409A.

Code Sections 280G and 4999 may limit the Company’s income tax deduction and impose an excise tax on golden parachute payments to participants in the event there is a change of control of the Company. The 2025 Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with the Company or any affiliate or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by the Company pursuant to the 2025 Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant. Accordingly, some or all of the amount which would otherwise be deductible may not be deductible with respect to benefits under the 2025 Plan that are contingent on or otherwise provided in connection with a change of control of the Company.

New Plan Benefits

2026 Contingent Annual Equity Awards

On February 24, 2026, in connection with the annual compensation review, the Compensation Committee of the Board of Directors approved the annual equity grant to our executive officers (other than our CEO), other executives and other non-executive employees. In addition, on February 24, 2026, the Board of Directors approved the annual equity grant to our CEO. These grants, referred to as the Contingent Awards, were approved subject to and contingent on approval by our shareholders of the 2025 Plan as amended and restated, including the additional share request.

Except as set forth in the table below, no executive officers, other executives, other non-executive employees or non-employee directors have received Contingent Awards or other awards under the 2025 Plan. The Contingent Awards are summarized below:

Name and Position	Number of Units(1)
Aaron H. Ravenscroft President and Chief Executive Officer	281,556
Brian P. Regan, Executive Vice President and Chief Financial Officer	63,686

Proposal 2 Approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated

Leslie L. Middleton Executive Vice President, Americas and EU Mobile Cranes	53,630
Jennifer L. Peterson Executive Vice President, General Counsel and Secretary	43,575
James S. Cook Executive Vice President, Human Resources	35,520
Executive Group Total	475,967
Non-Executive Director Group	0
Non-Executive Officer Employee Group	125,985
(1)
The number of units shown for the executive officers and the non-executive group includes time-vesting restricted stock units as well as performance shares that are assumed to be earned at 100% performance. The maximum number of performance shares that may be earned based on performance is 200% of the target amount. Thus, the Company will need to issue an additional 284,072 shares in the event that maximum performance is achieved.

Except as shown in the New Plan Benefits table above, the awards that may be granted under the 2025 Plan in the future to the executive officers or non-employee directors named in this Proxy Statement or to other officers, non-employee directors, employees, or other persons cannot be determined at this time. The Board or the Compensation Committee, along with management, will make such determinations from time to time.

Equity Compensation Plans

The following table sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2025.

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans not approved by security holders (1)	0 (2)	$0(2)	0 (2)
Equity compensation plans approved by security holders (2)(3)	2,358,175(3)(4)	$21.59 (3)(4)	500,050 (3)(4)
Total	2,358,175	$21.59	500,050
(1)
Reflects the Company’s Deferred Compensation Plan, which is discussed within this Proxy Statement in the Compensation Discussion and Analysis section, under the subsection captioned “Retirement Benefits and Deferred Compensation,” and under Non-Employee Director Compensation section.
(2)
Column (A) does not include 66,996.275 common stock units issued under the Deferred Compensation Plan as of December 31, 2025. Each common stock unit under the Deferred Compensation Plan represents the right to receive one share of Company common stock following the participant’s death, disability, termination of service as a director or employee, a date specified by the participant, or the earlier of any such events to occur. Since the common stock units are acquired by participants through a deferral of fees or compensation, there is no “exercise price” associated with the common stock units. Thus, the weighted-average exercise price in column (B) is calculated solely on the basis of outstanding options issued under the 2013 Omnibus Incentive Plan and does not take into account the common stock units issued under the Deferred Compensation Plan. The operation of the Deferred Compensation Plan requires the plan trustees to make available, as and when needed, a sufficient number of shares of Common Stock to meet the needs of the plan. Accordingly, since there is no specific number of shares reserved for issuance under the Deferred Compensation Plan, column (C) includes only those shares remaining available for issuance under the 2025 Omnibus Incentive Plan.
(3)
Consists of the Company's 2013 Omnibus Incentive Plan and 2025 Omnibus Incentive Plan.
(4)
Includes stock options, performance share units issued at target and restricted stock units. The weighted-average price does not factor in performance share units or restricted stock units.

Required Vote

The affirmative vote of a majority of the votes cast on the proposal by the holders of shares entitled to vote is required for approval of the Company’s 2025 Omnibus Incentive Plan as amended and restated. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.

The Board of Directors recommends a vote “FOR” approval of the Company’s 2025 Omnibus Incentive Plan as amended and restated. Proxies solicited by the Board of Directors will be voted “FOR” approval of the Company’s 2025 Omnibus Incentive Plan as amended and restated unless the shareholder has specified otherwise.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

The Audit Committee and the Board of Directors have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and ask that the shareholders ratify that appointment. A representative of Deloitte & Touche LLP is expected to be present at the 2026 Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so. Although ratification is not required by the Company’s Restated By-laws or otherwise, the Board of Directors is submitting the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 to its shareholders for ratification as a matter of good corporate practice and because the Board values the input of its shareholders on this matter. As previously described, a majority of the votes cast on the proposal by the holders of shares entitled to vote at the 2026 Annual Meeting is required for ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

If the shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider it as a direction by shareholders to consider the appointment of a different independent registered public accounting firm. Nevertheless, the Audit Committee will still have the discretion to determine whom to appoint as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

PROPOSAL 4

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

As explained in detail in the Compensation Discussion and Analysis and Compensation Committee Report sections of this Proxy Statement, through our executive compensation program we seek to align the interests of our executives with the interests of our shareholders and Company performance, as well as to motivate our executives to maximize long-term total returns to our shareholders. In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our shareholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The Company holds these votes annually, until the next vote of our shareholders on the frequency of such advisory votes at our 2029 annual meeting, at which time we will consider the outcome of that vote and decide how frequently to hold such future advisory votes. We believe the 2025 actual compensation paid to the named executive officers is commensurate with the Company’s 2025 performance and is aligned with the interests of our shareholders. Accordingly, we ask your indication of support “FOR” approval of the compensation of the Company’s named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

Although the outcome of this advisory vote is not binding on the Company, the Compensation Committee and the Board of Directors will review and consider the outcome of the vote when making future compensation decisions pertaining to the Company’s named executive officers.

In seeking your approval of the compensation of the named executive officers, we direct you to the Compensation Discussion and Analysis section, including its Executive Summary, and the Executive Compensation Tables section.

The Board of Directors recommends a vote “FOR” approval of the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this Proxy Statement.

CORPORATE GOVERNANCE

Corporate Governance Highlights - As of May 5, 2026

BOARD MEMBER REPRESENTATION:

The Company believes that strong corporate governance is critical to achieving long-term shareholder value. We are committed to governance practices and policies that serve the interests of the Company and its shareholders. The following table summarizes certain highlights of our corporate governance practices and policies:

INDEPENDENCE

•
All director nominees, except our Chief Executive Officer, are independent
•
Audit, Compensation, and Corporate Governance and Sustainability Committees are composed entirely of independent directors

ACCOUNTABILITY

•
Annual election of all members of the Board of Directors
•
Majority voting for members of the Board of Directors
•
Ability to remove members of the Board of Directors without cause
•
No super majority voting provisions in our Amended and Restated Articles of Incorporation or Restated By-laws
•
Right of shareholders holding 10% or more of our stock to call special meetings
•
Board Chair and Chief Executive Officer roles separated

RISK OVERSIGHT

•
The Board of Directors oversees the Company's overall risk-management structure
•
The Audit Committee assists the Board in overseeing the enterprise risk management processes, including review of strategic, operational, financial and legal compliance risks

Corporate Governance

•
The Board of Directors receives regular updates regarding information technology and cybersecurity risks, including controls implemented to mitigate these risks, the results of cybersecurity exercises and response readiness assessments

BEST PRACTICES

•
Mandatory director retirement age
•
The Board of Directors includes two women
•
The Board of Directors includes a balance of longer-tenured and newer directors
•
Directors are engaged in continuous education and development
•
None of our director nominees are "overboarded" - five do not sit on any other public company Board of Directors, three sit on one other public company Board of Directors, and one sits on two other public company Board of Directors
•
Share ownership guidelines for Board of Directors and executive officers
•
Insider trading policy governing the purchase, sale and other acquisitions or dispositions of Company stock by the Board of Directors and all Company officers and employees
•
Published Corporate Governance Guidelines, which are reviewed and evaluated at least annually
•
Published Global Ethics Policy and Code of Conduct applicable to our Board of Directors
•
Each Committee of our Board of Directors has a published charter that is reviewed and evaluated at least annually
•
Independent members of the Board of Directors meet regularly and frequently (at least four times per year) without management present
•
Non-Executive Board Chair
•
The Board of Directors and each Board Committee conducts an annual performance self-evaluation

With the support and oversight of the Board and the Corporate Governance and Sustainability Committee, the Company continues to focus on the Company’s strategy, initiatives, risk opportunities, and related reporting with respect to significant environmental, climate change, health and safety, human rights, and corporate citizenship matters. To learn more about the Company’s sustainability efforts and to access the Company’s Annual Corporate Sustainability Reports go to the Company’s website under “Investors – Environmental & Social” at www.manitowoc.com. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement.

Governance of the Company

Composition and Independence. The Board is currently comprised of ten directors. Anne M. Cooney has chosen not to stand for re-election at the 2026 meeting. As a result, the size of the Board will be reduced from ten directors to nine directors effective immediately preceding the 2026 Annual Meeting. Under the Company’s Restated By-laws, the number of directors may not be less than seven or more than twelve.

The Board of Directors has determined that the following non-employee directors – Anne E. Bélec, Anne M. Cooney, Amy R. Davis, Ryan M. Gwillim, Kenneth W. Krueger, Robert W. Malone, C. David Myers, Mark B. Rourke, and Randy A. Wood – do not have any material relationships with the Company, other than serving as directors, and that each is independent as defined in the Company’s Director Independence Criteria and under applicable law and the New York Stock Exchange (the “NYSE”) listing standards. In determining whether a director has a material relationship with the Company, in addition to reviewing applicable laws and NYSE listing standards, the Board has adopted nine Director Independence Criteria which may be viewed on the Company’s website under “Investors – Corporate Governance” at www.manitowoc.com. Any director who meets all of the nine criteria will be presumed by the Board to have no material relationship with the Company. In addition to the foregoing, in determining that Ms. Davis and Mr. Malone were independent, the Board considered Ms. Davis’ role at Cummins Inc. (“Cummins”) and Mr. Malone’s prior role at Parker-Hannifin Corporation (“Parker”). Cummins and Parker are suppliers to the Company and Cummins is also a customer. Ms. Davis is the Vice President

Corporate Governance

and President - Accelera by Cummins and Cummins Components Segments. She assumed responsibilities for the Components business in 2023 and has led the Accelera business since 2020. Mr. Malone previously served as the Vice President and President – Filtration Group of Parker from 2014 until his retirement in 2025. During 2025, the Company continued commercial relationships with Cummins and Parker, paying Cummins approximately $24.7 million for goods and services (which represented about 0.073% of Cummins’ net revenues), and paying Parker approximately $4.5 million for goods and services (which represented about 0.023% of Parker’s net revenues). During 2025, the Company had sales to Cummins of approximately $12,500. All of these transactions were conducted in arms’ length transactions in the normal and ordinary course of the Company’s business and were approved by the Audit Committee.

Aaron H. Ravenscroft, the Company’s President and Chief Executive Officer, is not an independent director.

Guidelines and Ethics. The Company has adopted Corporate Governance Guidelines to set forth internal Board policies and procedures. The Board of Directors regularly reviews and, if appropriate, revises the Corporate Governance Guidelines and other governance instruments, including the charters of its Audit, Compensation, and Corporate Governance and Sustainability Committees, in accordance with rules of the SEC and the NYSE. The Board has also adopted a Code of Conduct that includes a Global Ethics Policy that pertains to all employees, including, but not limited to, the Company’s principal executive officer, principal financial officer, principal accounting officer, and controller.

Copies of these documents are available, free of charge, on the Company’s website under “Investors – Governance” at www.manitowoc.com. Other than the text of the Corporate Governance Guidelines, charters of the Audit, Compensation, and Corporate Governance and Sustainability Committees, the Code of Conduct and the Director Independence Criteria, the Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement.

As set forth in the Corporate Governance Guidelines, all directors are strongly encouraged to attend the annual shareholder meeting of the Company. All of our directors serving at the time attended the 2025 Annual Meeting of Shareholders.

Meetings. During the year ended December 31, 2025, the Board of Directors met six times. All current members of the Board attended at least 75 percent of the meetings held by the Board and the committees on which they served. As required by the Company’s Corporate Governance Guidelines, the Board met in executive session at each regular Board meeting during 2025.

Board Leadership Structure. The Board of Directors has determined that the interests of the Company and the Board are best served at this time by separating the roles of Chair of the Board and Chief Executive Officer of the Company. Among the factors considered by the Board in reaching this conclusion, the Board believes that it is important for Mr. Ravenscroft to focus solely on his responsibilities as President and Chief Executive Officer of the Company and that a Board member with a long-standing familiarity with the Company should serve as the Chair of the Board of Directors.

The Non-Executive Chair of the Board is an independent director. The Corporate Governance Guidelines provide that if the Chair of the Board is not an independent director, the chairperson of the Corporate Governance and Sustainability Committee will serve as the lead director. If for any reason the chairperson of the Corporate Governance and Sustainability Committee is unable to perform the lead director role on a temporary basis, he/she will designate the chairperson of either the Compensation Committee or the Audit Committee to assume the role of lead director on an interim basis. When a lead director is in place, the lead director has the following duties and responsibilities: (a) preside at all meetings of the Board of Directors at which the Chair of the Board is not present, including independent director sessions; (b) call independent director sessions; (c) serve as a liaison between the Chair of the Board and the independent directors; (d) review and approve the agendas for Board meetings, including the schedule of

Corporate Governance

meetings; (e) meet with the Chair of the Board and Chief Executive Officer after each Board meeting to provide feedback to the Chair of the Board and Chief Executive Officer regarding the Board meeting and any other matters deemed appropriate by the independent directors; and (f) such other duties and responsibilities as the Board of Directors may request from time to time.

Committees. The Company has standing Audit, Compensation, and Corporate Governance and Sustainability Committees of the Board of Directors, currently comprised of only independent directors as follows as of March 2, 2026:

COMMITTEE	ANNE E. BÉLEC	ANNE M. COONEY	AMY R. DAVIS	RYAN M. GWILLIM	ROBERT W. MALONE	C. DAVID MYERS	MARK B. ROURKE	RANDY A. WOOD
AUDIT COMMITTEE	✓		✓	Chair			✓	✓
COMPENSATION COMMITTEE	✓	Chair	✓		✓	✓
CORPORATE GOVERNANCE AND SUSTAINABILITY COMMITTEE		✓		✓	✓	Chair

Risk Oversight

The Board of Directors is responsible for the oversight of risk across the entire Company. This responsibility is administered more directly through the Audit Committee of the Board. As set forth in the Audit Committee Charter, one of the responsibilities of the Audit Committee is to assist the Board in fulfilling its role in the oversight of risk across the organization and the management and/or mitigation of those risks. On a regular basis in its committee meetings, the Audit Committee specifically reviews risks identified by management that could have a material adverse effect on the business, financial condition, or results of operations of the Company. Additionally, the Audit Committee works to identify the Company’s material risks and risk factors through regular meetings and discussions with senior management, internal audit, and the Company’s independent auditors. Management reviews with the Audit Committee the Company’s enterprise risk management process to identify enterprise risks and mitigating strategies related to each of the Company's key business areas (i.e., market, financial, operational, reputation, competition, legal and regulatory, environmental, health and safety, product liability, public reporting, information systems, cybersecurity, employment and labor, and strategic planning) and the steps management has taken to monitor and control such risks. Appropriate members of the executive leadership team and management are responsible for management of the various risks related to each of the Company’s key business areas. During 2025, the Board and its committees also reviewed and discussed with management macroeconomic conditions and geopolitical events, including inflation and elevated interest rates, tariffs, trade protection measures, as well as global supply chain, labor and logistics constraints and management's strategies and initiatives to respond to, and mitigate, any adverse impacts. The Board also receives regular updates regarding information technology and cybersecurity risks, including the controls implemented to mitigate these risks, the results of cybersecurity exercises and response readiness assessments.

Corporate Governance

Succession Planning

Succession planning and leadership development are key priorities for the Board of Directors and management. The Board regularly reviews the Company’s succession planning activities in support of its business strategy, which includes a detailed discussion of the Company’s development programs, leadership bench, and succession plans with a focus on key positions at the senior executive level and other critical roles. The Board also has regular and direct exposure to potential future leaders at the Company through formal Board and Committee presentations and informal events.

Transactions with Related Persons

The Board of Directors has adopted written policies and procedures regarding the review, approval, and ratification of related party transactions. For purposes of these policies and procedures:

•
a “related person” means any of the Company’s directors, executive officers, nominees for director, five percent or greater shareholder or any of their immediate family members; and
•
a “related person transaction” generally means a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest. Each executive officer, director or nominee for director is required to disclose to the Audit Committee certain information relating to related person transactions for review and approval or ratification by the Audit Committee. The Audit Committee is required to disclose any material related person transactions to the full Board of Directors.

Disclosure to the Audit Committee is required to be made before, if possible, or as soon as practicable after the related person transaction is affected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the transaction or of a material change to such a transaction. Under the policy, the Audit Committee’s decision to approve or ratify a related person transaction is to be based on the Audit Committee’s determination that consummation of the transaction is in, or was not contrary to, the best interests of the Company. There were no related person transactions during 2025.

Insider Trading Policy

The Board of Directors had adopted an Insider Trading Policy that governs the purchase, sale and other acquisitions or dispositions of the Company’s Common Stock by the Company’s directors, officers and employees. This policy is designed to promote compliance with insider trading laws, related SEC rules and regulations and the listing standards of the NYSE. In addition, it is the Company’s policy that the Company will not trade in its Common Stock when it is aware of material nonpublic information.

Corporate Governance and Sustainability Committee

The Corporate Governance and Sustainability Committee is also the Company’s nominating committee. The purpose of the Corporate Governance and Sustainability Committee is to assist the Board in its corporate governance responsibilities, including to identify individuals qualified to become Board members, to recommend to the Board for the Board’s selection director nominees and to recommend to the Board the corporate governance principles and guidelines.

The Corporate Governance and Sustainability Committee's role and responsibilities also include the following:

Corporate Governance

•
Oversight and review of the Company's strategy, initiatives, risk opportunities, and related reporting with respect to significant environmental, climate change, health and safety, diversity and inclusion, human rights, and corporate citizenship matters;
•
Review the Company's Annual Corporate Sustainability Report;
•
Conduct an annual evaluation of the Chief Executive Officer by the Corporate Governance and Sustainability Committee Chair, along with the Chair of the Board; and
•
Conduct an annual assessment of its own performance and coordinate the annual evaluation of the Board.

All members of the Corporate Governance and Sustainability Committee are independent as defined in the Company's Director Independence Criteria, applicable law, and the corporate governance listing standards of the NYSE.

The Corporate Governance and Sustainability Committee met four times during 2025.

Audit Committee

The Audit Committee's role and responsibilities include the following:

•
Assist the Board of Directors in fulfilling its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Company’s internal audit function and independent auditors, (5) the risks across the organization and the management and/or mitigation of those risks (including the Company’s enterprise risk management process), (6) the Company’s compliance with ethical standards established by law, rule, regulation, and Company policy, and (7) the Company’s disclosure processes and procedures;
•
Prepare the report that SEC rules require be included in the Company’s annual Proxy Statement; and
•
Conduct an annual assessment of its own performance.

All members of the Audit Committee are “independent,” as defined in the Company’s Director Independence Criteria, the Audit Committee Charter, applicable law, and the corporate governance listing standards of the NYSE relating to audit committees. The Board has determined that all members of the Audit Committee are financially literate and that Messrs. Gwillim, Rourke and Wood are “audit committee financial experts,” as defined in the Company’s Audit Committee Charter and in the SEC regulations.

The Audit Committee met five times during 2025. For further information, see the Audit Committee Report below.

Compensation Committee

The Compensation Committee assists the Board of Directors in fulfilling its responsibility to achieve the Company’s purpose of maximizing the long-term total return to shareholders by ensuring that executive officers, directors, and employees are compensated in accordance with the Company’s philosophy, objectives, and policies.

The Compensation Committee's role and responsibilities include the following:

•
Act on behalf of the Board of Directors in setting compensation policy and the Company's Compensation Recovery Policy, administering compensation plans, and making decisions with respect to the compensation of executive officers, including the review and approval of merit/other compensation budgets and payouts under incentive plans;

Corporate Governance

•
Review and recommend to the full Board for approval, annual base salary levels, short-term and long-term incentive opportunity levels, executive perquisites, employment agreements (if and when appropriate), benefits, and supplemental benefits of the Chief Executive Officer and other executive officers of the Company;
•
Annually evaluate the Chief Executive Officer's and other executive officers' compensation levels and payouts against (1) pre-established, measurable performance goals and objectives; and (2) an appropriate Compensation Peer Group;
•
Prepare the annual report on executive compensation for inclusion in the Company's annual Proxy Statement, in accordance with applicable rules and regulations;
•
Review and recommend the compensation for non-employee directors for vote by the full Board; and
•
Conduct an annual assessment of its own performance.

All members of the Compensation Committee are “independent” as defined in the Company’s Director Independence Criteria, the Compensation Committee Charter, applicable law and the corporate governance listing standards of the NYSE relating to compensation committees. The Compensation Committee is primarily responsible for administering the Company’s executive compensation program. As such, the Compensation Committee reviews and approves all elements of the executive compensation program that cover the executive officers. Management is responsible for making recommendations to the Compensation Committee (except with respect to compensation paid to the Chief Executive Officer) and effectively implementing the executive compensation program, as established by the Compensation Committee. To assist the Compensation Committee with its responsibilities regarding the executive compensation program, the Compensation Committee currently retains Willis Towers Watson (WTW) as its independent compensation consultant. The Compensation Committee considered the factors set forth in the Compensation Committee Charter and in applicable SEC and NYSE rules regarding independence, and does not believe that its retention of WTW has given rise to any conflict of interest.

The Compensation Committee met six times during 2025. For further information, see the Compensation Discussion and Analysis and the Compensation Committee Report below.

SHAREHOLDER ENGAGEMENT

The Company believes that meaningful corporate governance should include regular conversations between our management and our shareholders. Our management team frequently meets with shareholders for conversations on a variety of topics, including but not limited to Company strategic growth initiatives, business performance, compensation, and governance issues. In addition, the Company solicits input from our investment community to better understand their perception of the Company’s performance and strategy. In 2025, our management team held discussions with several top shareholders to garner their input on governance matters and practices. The Company collects the feedback from these sessions and presents it to the Board for its consideration. The Board values an active and transparent investor relations program as it believes that shareholder input strengthens its role as an informed and engaged fiduciary.

Participants in Shareholder Engagement

•
Board of Directors
•
President and Chief Executive Officer
•
Executive Vice President and Chief Financial Officer
•
Other Executive Vice Presidents and Senior Vice Presidents
•
Investor Relations

Types of Shareholder Engagement

•
Annual meetings
•
One-on-one meetings
•
Shareholder calls
•
Investor conferences
•
Meetings and tours at Manitowoc facilities
•
Hosting trade show tours
•
Earnings calls
•
Investor perception studies
•
Being accessible for shareholder inquiries

2025 Engagement Summary

The Company is actively engaged with shareholders throughout the year where management from various departments meet with shareholders regularly to discuss a variety of topics. Highlights of our 2025 shareholder outreach are as follows:

•
The Investor Relations team reached out to the top 25 shareholders to discuss sustainability and governance matters, and the Company’s executive compensation program as part of its shareholder engagement.
•
All of the Company’s shareholders were given the opportunity to participate in a virtual shareholder forum on compensation matters prior to last year’s annual meeting of shareholders and provide feedback on the Company’s executive compensation program.
•
Participated in three investor conferences.
•
Conducted over 80 Company discussions with shareholders, potential investors, and investment analysts.
•
The Company continued to gain insights on its practices and policies and received a variety of feedback relating to the execution of strategy, corporate governance, executive compensation, health and safety practices, sustainability, and the Company’s investor relations activities.
•
The Company’s Chief Executive Officer, Chief Financial Officer and Investor Relations team provide feedback from the shareholder and analyst meetings to the Board on a quarterly basis. Additional viewpoints and commentary from shareholders and analysts are incorporated into the Company’s comprehensive strategic review which is presented to the Board at least annually.

Shareholder Engagement

The Board considers feedback from these conversations during its deliberations, and the Company regularly reviews and adjusts applicable corporate governance structure and executive compensation policies and practices in response to comments from our shareholders.

As we continue our efforts to build and strengthen our relationships with shareholders, we encourage you to contact us via:

Email/Call	Attend
investor.relations@manitowoc.com Tel: 414-760-4805	https://ir.manitowoc.com/events-and-presentations/events/default.aspx

Nominations of Directors

The Corporate Governance and Sustainability Committee has adopted the following policies and procedures regarding consideration of candidates for the Board.

Consideration of Candidates for the Board of Directors Submitted by Shareholders. Pursuant to the Company’s Restated By-laws and the Corporate Governance and Sustainability Committee Charter, the Corporate Governance and Sustainability Committee will only review recommendations for director nominees from any shareholder beneficially owning, or group of shareholders beneficially owning in the aggregate, at least 5% of the issued and outstanding Common Stock of the Company for at least one year as of the date that the recommendation was made (a “Qualified Shareholder”). Any Qualified Shareholder must submit its recommendation no later than 120 calendar days before the date of the Company’s Proxy Statement is released to the shareholders in connection with the previous year’s annual meeting for the recommendation to be considered by the Corporate Governance and Sustainability Committee. Any recommendation must be submitted in accordance with the policy in the Corporate Governance Guidelines captioned “Communications to the Board of Directors” (which is also described below). In considering any timely-submitted recommendation from a Qualified Shareholder, the Corporate Governance and Sustainability Committee shall have sole discretion as to whether to nominate the individual recommended by the Qualified Shareholder, except that in no event shall a candidate recommended by a Qualified Shareholder who is not “independent” as defined in the Company’s Director Independence Criteria and who does not meet the minimum expectations for a director set forth in the Company’s Corporate Governance Guidelines be recommended for nomination by the Corporate Governance and Sustainability Committee.

The Corporate Governance and Sustainability Committee did not receive, prior to the deadline noted above, any recommendations for director nominees from any Qualified Shareholder.

Consideration of Candidates for the Board of Directors who are Incumbent Directors. Prior to the expiration of the term of a director desiring to stand for re-election, the Corporate Governance and Sustainability Committee will evaluate the performance and suitability of the particular director. The evaluation may include the opportunity for other sitting directors to provide input to the Corporate Governance and Sustainability Committee or its chairperson and may include an interview of the director being evaluated. If the director being evaluated is the chairperson of the Corporate Governance and Sustainability Committee, another Corporate Governance and Sustainability Committee member will be appointed by the Corporate Governance and Sustainability Committee to lead the evaluation. The Corporate Governance and Sustainability Committee will make a recommendation to the Board for the Board’s final decision on each director seeking re-election.

Consideration of Candidates for the Board of Directors who are Non-Incumbent Directors. In the event of a vacancy in the Board of Directors, the Corporate Governance and Sustainability Committee will manage the process of searching for a suitable director. The Corporate Governance and Sustainability Committee will be free to use its judgment in structuring and carrying out the search process based on the Corporate Governance and Sustainability Committee’s and the Board’s perception as to what qualifications would best suit the Board’s needs for each particular vacancy. The process may include the consideration of candidates recommended by executive officers, Board members, shareholders and/or a third-party professional search firm retained by the Corporate Governance and Sustainability Committee. The Corporate Governance and Sustainability Committee has sole authority to retain (including to determine the fees and other retention terms) and terminate any third-party to be used to

Shareholder Engagement

identify director candidates and/or evaluate any director candidates. Any candidate should meet the expectations for directors set forth in the Company’s Corporate Governance Guidelines. Strong preference should be given to candidates who are “independent,” as that term is defined in the Company’s Director Independence Criteria and the NYSE rules, and to candidates who are sitting or former executives of companies whose securities are listed on a national securities exchange and registered pursuant to the Securities Exchange Act of 1934. The Corporate Governance and Sustainability Committee is not required to consider candidates recommended by a shareholder except as set forth in the section captioned “Consideration of Candidates for the Board of Directors Submitted by Shareholders” set forth above. If the Corporate Governance and Sustainability Committee determines to consider a candidate recommended by a shareholder, the Committee will be free to use its discretion and judgment as to what deference will be given in considering any such candidate.

Director Qualifications. In identifying candidates for the Board, the Corporate Governance and Sustainability Committee considers foremost the qualifications and experience that the Corporate Governance and Sustainability Committee believes would best suit the Board’s needs created by each particular vacancy. As part of the process, the Corporate Governance and Sustainability Committee and the Board endeavor to have a Board comprised of individuals with diverse backgrounds, viewpoints, and life and professional experiences, provided such individuals should all have a high level of management and/or financial experience and expertise. Pursuant to the Company’s Corporate Governance Guidelines, the Corporate Governance and Sustainability Committee should consider diversity of viewpoints, backgrounds, experiences, expertise, and skill sets when identifying and recommending to the Board qualified candidates for Board membership. In this process, the Board of Directors and the Corporate Governance and Sustainability Committee do not discriminate against any candidate on the basis of race, color, national origin, gender, religion, disability, sexual orientation, or gender identity.

Communications to the Board of Directors

As set forth in the Company’s Corporate Governance Guidelines, any shareholder or interested party may communicate with the Board of Directors in accordance with the following process. If an interested party desires to communicate with the Board or any member of the Board, the interested party may send such communication in writing to the Company at the Company’s principal executive offices, One Park Plaza, 11270 West Park Place, Suite 1000, Milwaukee, Wisconsin 53224, to the attention of our Secretary. Such communication must include the following information in order to be considered for forwarding to the Board or the applicable director:

1.
The name, address, and phone number of the interested party;
2.
The basis of the party’s interest in the Company (for example, if the interested party is a shareholder, a statement to that effect with the number of shares owned by the shareholder and the length of time that such shares have been beneficially owned);
3.
The identity of the director or directors for whom such communication is intended;
4.
The address where any reply or questions may be sent by the Company, the Board or any Board member;
5.
Whether such interested party requests that the Company let the interested party know whether or not such communication has been forwarded to the Board or the particular Board member; and
6.
Such other information that the Company may subsequently request in order to verify the foregoing information or to clarify the communication.

Any communication that the Company’s Secretary determines, in his or her discretion, to be or to contain any language that is offensive or to be dangerous, harmful, illegal, illegible, not understandable, or nonsensical, may, at the option of such person, not be forwarded to the Board or any particular director. Any communication from an interested party shall not be entitled to confidential treatment and may be disclosed by the Company or by any Board member as the Company or the Board member sees fit. Neither the Company nor the Board, nor any Board member, shall be

Shareholder Engagement

obligated to send any reply or response to the interested party, except to indicate to the interested party (but only if the interested party specifically requested such an indication) whether or not the interested party’s communication was forwarded to the Board or the applicable Board member.

AUDIT COMMITTEE REPORT

In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

•
reviewed and discussed the audited financial statements for the year ended December 31, 2025 with the Company’s management;
•
discussed with Deloitte & Touche LLP ("Deloitte"), the Company’s independent registered public accounting firm for the year ended December 31, 2025, those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
received the written disclosure and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board, considered whether the provisions of non-audit services by Deloitte are compatible with maintaining Deloitte’s independence, and discussed with Deloitte its independence.

Based on the foregoing, on February 18, 2026, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 1910-K for the year ended December 31, 2025, and on February 24, 2026, the Audit Committee reviewed and approved this Audit Committee Report.

Audit Committee
Ryan M. Gwillim, Chair
Anne E. Bélec
Amy R. Davis
C. David Myers(1)
Mark B. Rourke(2)
Randy A. Wood(2)

1. Mr. Myers was a member of the Audit Committee through February 23, 2026.

2. Mr. Rourke and Mr. Wood became members of the Audit Committee on February 24, 2026.

Independent Registered Public Accounting Firm

In accordance with the recommendation of the Audit Committee, and at the direction of the Board of Directors, the Company appointed Deloitte as its independent registered public accounting firm for the year ending December 31, 2026. As set forth in this Proxy Statement, the appointment of Deloitte is being submitted to the shareholders for ratification at the 2026 Annual Meeting. A representative of Deloitte is expected to be present at the 2026 Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

Fees billed or expected to be billed by Deloitte for 2024 and 2025 are listed here:

YEAR ENDED DECEMBER 31	AUDIT FEES ($)	AUDIT RELATED ($)	TAX FEES ($)	ALL OTHER FEES ($)	TOTAL FEES ($)
2025	1,807,000	-	47,250	-	1,854,250
2024	1,810,000	185,000	300,727	5,685	2,301,412

Audit fees include fees for services performed to comply with the standards of the Public Company Accounting Oversight Board (United States), including the recurring audit of the Company’s consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal auditor reasonably can provide to a client, such as procedures related to consents and assistance with a review of documents filed with the SEC. Audit related fees for 2024 included fees associated with assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements. Tax fees primarily include fees associated with tax compliance, tax consulting, and domestic and international tax planning. All other fees for 2024 primarily included fees associated with an accounting research tool.

Audit Committee Report

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all non-audit services to be performed by the Company’s independent registered public accounting firm. All services performed by Deloitte that are encompassed in the audit related fees (if any), tax fees and all other fees were approved by the Audit Committee in advance in accordance with the pre-approval policy set forth in the Audit Committee Charter.

OWNERSHIP OF SECURITIES

Stock Ownership of Beneficial Owners of More than Five Percent

The following table sets forth information regarding the beneficial ownership of each person or entity known by the Company to have beneficial ownership of more than 5% of the Company’s outstanding Common Stock.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Front Street Capital Management and Tarkio Fund 218 E. Front Street Suite 205 Missoula, MT 59802	3,264,023(1)	9.1%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	2,644,409(2)	7.4%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	2,314,905(3)	6.5%
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	1.958.144(4)	5.5%

(1)
This information is based solely on a Schedule 13F filed with the SEC by Front Street Capital Management, Inc. (“FSC”) reflecting its ownership of the Company’s Common Stock as of December 31, 2025. The last Schedule 13G filed by FSC and Tarkio Fund (“TARKX”) was on January 28, 2021. In that Schedule 13G, FSC reported that it may be deemed to have sole voting power as to 144,065 shares, no shared voting power with respect to any shares, sole dispositive power with respect to 933,092 shares and no shared dispositive power with respect to any shares of December 31, 2020; and TARKX reported that it may be deemed to have sole voting power as to 848,600 shares, no shared voting power with respect to any shares, sole dispositive power with respect to 848,600 shares and no shared dispositive power with respect to any shares as of December 31, 2020.
(2)
This information is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on February 7, 2025. BlackRock reported that it may be deemed to have sole voting power with respect to 2,598,805 shares, no shared voting power with respect to any shares, sole dispositive power with respect to 2,644,409 shares and no shared dispositive power with respect to any shares as of January 31, 2025.
(3)
This information is based solely on a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on February 13, 2024. Vanguard reported that it may be deemed to have sole voting power as to no shares, shared voting power as to 32,348 shares, sole dispositive power with respect to 2,248,414 shares and shared dispositive power with respect to 66,491 shares as of December 31, 2024.
(4)
This information is based solely on a Schedule 13G/A filed with the SEC by Dimensional Fund Advisors LP (“Dimensional”) on October 9, 2025. Dimensional reported that it may be deemed to have sole voting power as to 1,925,416 shares, no shared voting power with respect to any shares, sole dispositive power with respect to 1,958,144 shares and no shared dispositive power with respect to any shares as of September 30, 2025.

Ownership of Securities

Stock Ownership of Directors and Management

The following table sets forth information regarding the beneficial ownership of Common Stock by each current director and director nominee of the Company, by each current executive officer of the Company named in the Summary Compensation Table below, and by the current directors and executive officers of the Company as a group. Unless otherwise indicated, the information is provided as of the record date (i.e., March 2, 2026). Each of the persons listed below is the beneficial owner of less than 1.0% of the outstanding shares of Common Stock other than Aaron H. Ravenscroft who is the beneficial owner of 1.8% and the current executive officers and directors as a group own approximately 3.96% of the outstanding shares of Common Stock. The table also reflects for each person the number of Common Stock units associated with compensation deferred under the Company’s Deferred Compensation Plan. None of the persons named below has pledged any of his/her shares as security.

Mark B. Rourke and Randy A. Wood joined the Board in January 2026.

NAME	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED(1) (#)
Anne E Bélec	48,595
James S. Cook	40,998
Anne M. Cooney	71,363
Amy R. Davis	26,847
Ryan M. Gwillim	8,766
Kenneth W. Krueger	147,166
Robert W. Malone	26,847
Leslie L. Middleton	152,122	(2)
C. David Myers	70,585
Jennifer L. Peterson	57,563	(3)
Aaron H. Ravenscroft	650,678	(4)
Brian P. Regan	119,744	(5)
Mark B. Rourke	0
Randy A. Wood	0
Total of all current executive officers and directors (14 persons)	1,421,274	(6)

(1)
Unless otherwise noted, the specified persons have sole voting power and sole dispositive power as to the indicated shares.
(2)
Includes 26,277 shares that Mr. Middleton has the right to acquire pursuant to the Company’s Omnibus Incentive Plans within sixty days following the record date for the 2026 Annual Meeting.
(3)
Includes 3,473 shares that Ms. Peterson has the right to acquire pursuant to the Company’s Omnibus Incentive Plans within sixty days following the record date for the 2026 Annual Meeting.
(4)
Includes 124,028 shares that Mr. Ravenscroft has the right to acquire pursuant to the Company’s Omnibus Incentive Plans within sixty days following the record date for the 2026 Annual Meeting.
(5)
Includes 4,172 shares that Mr. Regan has the right to acquire pursuant to the Company’s Omnibus Incentive Plans within sixty days following the record date for the 2026 Annual Meeting.
(6)
Includes 157,950 shares that the Company’s executive officers have the right to acquire pursuant to the Company’s Omnibus Incentive Plans within sixty days following the record date for the 2026 Annual Meeting.

NON-EMPLOYEE DIRECTOR COMPENSATION

The annual compensation package for non-employee directors is designed to attract and retain highly experienced and qualified individuals to serve on the Company’s Board of Directors. It is also intended to be competitive relative to general industrial companies of comparable size to the Company. The Compensation Committee typically reviews the market competitiveness of the non-employee director compensation program every two years with the assistance of an outside consulting firm.

The 2025 compensation package for non-employee directors consisted of cash (annual retainers) and equity (stock) awards. No meeting fees were paid to non-employee directors in 2025. Directors are also entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and from Board and committee meetings and other Company events. An individual director’s actual annual compensation will vary based on committee memberships and committee chair responsibilities.

A significant portion of the target annual compensation package is delivered in the form of equity, which is designed to promote a strong alignment of interests between the Company’s non-employee directors and its shareholders. In 2025, the equity award, consisting of a grant of restricted stock units with a one year vesting period, was set based on the guideline value of $145,000. The number of restricted stock units granted were based on the average of the closing price per share over the 20-trading day period preceding the grant date of May 6, 2025 (which was the date of the 2025 Annual Shareholder Meeting). The accounting expense was based on the closing stock price as of the date of grant.

Equity awards made in 2025 to non-employee directors were granted under the Company’s 2025 Omnibus Incentive Plan. The Compensation Committee may, in its discretion, grant awards from time-to-time in such amounts as it determines and to such non-employee directors as it selects.

The following table summarizes the annual compensation elements provided to the Company’s non-employee directors as of May 6, 2025:

DIRECTOR PAY ELEMENT	AMOUNT($)
Annual Retainer for Board Chair (Non-Executive)	130,000
Annual Retainer for Board Member	85,000
Annual Retainer for Lead Independent Director	30,000
Annual Retainer for Audit Committee Chair	25,000
Annual Retainer for Compensation Committee Chair	20,000
Annual Retainer for Governance Committee Chair	17,500
Annual Retainer for Audit Committee Member	10,000
Annual Retainer for Compensation Committee Member	7,500
Annual Retainer for Governance Committee Member	7,500
Annual Equity Grant	145,000

Non-Employee Director Compensation

Non-Employee Directors’ Compensation

The following table sets forth the total compensation earned by non-employee directors during the year ended December 31, 2025.

NAME	FEES EARNED OR PAID IN CASH(1)($)	STOCK AWARDS(2)($)	TOTAL($)
Anne E. Bélec	100,000	155,132	255,132
Robert G. Bohn(3)	84,750	-	84,750
Anne M. Cooney	110,000	155,132	265,132
Amy R. Davis	100,000	155,132	255,132
Ryan M. Gwillim	111,250	155,132	266,382
Kenneth W. Krueger	210,000	155,132	365,132
Robert W. Malone	97,500	155,132	252,632
C. David Myers	110,000	155,132	265,132
Mark B. Rourke(4)	-	-	-
Randy A. Wood(4)	-	-	-

(1)
Includes annual cash retainers for the board chair, board members, committee chairs, and committee members.
(2)
Reflects the grant date fair value of restricted stock units granted in 2025, as computed under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. The grant date fair value of restricted stock units granted in 2025 is calculated by multiplying the number of shares underlying the restricted stock units granted by the closing price ($8.34) of the Company’s Common Stock on the grant date (May 6, 2025). The restricted stock units granted in 2025 were subject to a one year vesting period. For 2025, Ms. Belec deferred their 2025 restricted stock units grant pursuant to the Company's Deferred Compensation Plan. At December 31, 2025, each director at that time had 18,601 restricted stock units outstanding.
(3)
Mr. Bohn was a director until May 6, 2025.
(4)
Mark B. Rourke and Randy A. Wood joined the Board in January 2026.

Stock Ownership Guidelines for Non-Employee Directors

The Company’s corporate governance guidelines contain stock ownership guidelines for non-employee directors. The guidelines provide that each non-employee director should acquire and hold stock of the Company with a value equal to five times the non-employee director’s total annual cash retainer (excluding any additional retainer for committee memberships or chairpersonships, lead director or chairperson of the Board roles) with the compliance measured annually at the first Board meeting in a given year commencing with the first Board meeting in the sixth full calendar year after the director is first elected as a member of the Board, based on each director’s stock ownership and the stock price as of the close of business on the last day of the preceding calendar year. For purposes of the foregoing stock ownership requirement, restricted stock will be included but unexercised options will not be included. If a director has not met the stock ownership requirement as of the end of the fifth calendar year after the director is first elected as a member of the Board, then the director must acquire shares during the subsequent calendar year equal in value to at least 50% of the total annual retainer paid or payable to the director during such subsequent calendar year, determined after tax. As of December 31, 2025, the non-employee directors were in compliance or projected to be in compliance (as applicable) with the stock ownership guidelines.

Deferred Compensation Plan

Under the Company’s Deferred Compensation Plan, each non-employee director may elect to defer all or any part of his or her annual retainer, or equity grant, for future payment upon death, disability, termination of service as a director, a date specified by the Director, or the earlier of any such date to occur. A director may use the Deferred Compensation Plan as a means of achieving the stock ownership guidelines applicable to the director by electing to defer a portion of his or her compensation under the Company’s Deferred Compensation Plan and investing in the Company’s stock.

I. EXECUTIVE SUMMARY

This compensation discussion and analysis (“CD&A”) provides an overview of our executive compensation philosophy and program and the compensation paid to our Named Executive Officers (“NEOs”) for the year ended December 31, 2025. All references in the CD&A to the (“Committee”) refer to the Compensation Committee of our Board of Directors.

Named Executive Officers

Our NEOs consist of our Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”), and our three other most highly compensated executive officers for 2025 who were serving on December 31, 2025. For 2025, our NEOs were:

NEO	TITLE
Aaron H. Ravenscroft	President & Chief Executive Officer
Brian P. Regan	Executive Vice President & Chief Financial Officer
Leslie L. Middleton	Executive Vice President, Americas and EU Mobile Cranes
Jennifer L. Peterson	Executive Vice President, General Counsel and Secretary
James S. Cook	Executive Vice President, Human Resources

Our executive compensation programs use a balanced portfolio of measures to drive short and long-term objectives aligned with the Company strategy and shareholder interests. The Committee annually reviews our executive compensation programs and makes decisions or changes as appropriate. In making decisions, the Committee considers all relevant factors, including shareholder interests, financial goals, business performance, strategic priorities, and market practices. The Committee’s decisions are also informed by input from shareholder, its independent compensation consultant, and management.

2025 Company Performance

2025 was marked by a challenging operating environment influenced by the uncertainty associated with the Great Trade Reset. Despite these conditions, the Company delivered revenue growth of 2.9% to $2.24 billion, while adjusted EBITDA decreased 5.2% to $121.7 million. The Great Trade Reset affected demand patterns, contributing to elevated inventory levels throughout the year as sales for certain products softened, resulting in days inventory outstanding (“DIO”) of 148 days.

Throughout this period, the Company remained disciplined in applying the principles of The Manitowoc Way and advancing its CRANES+50 strategy. This focus enabled the Company to increase its recurring, higher‑margin non‑new machine sales by $61.4 million to a record $690.5 million. The Company also continued to make meaningful progress on its safety, employee engagement, and environmental sustainability initiatives, including achieving ISO 14001 certification across all manufacturing sites. Additionally, the Company ended the year with its lowest recordable injury rate on record, at 0.94 injuries per 200,000 hours worked.

Program Philosophy and Objectives

Our executive compensation philosophy and practices reflect a commitment of paying for performance — both short-term and long-term. Our executive compensation programs are designed to attract, retain, motivate, and reward talented and experienced executives to successfully manage the business, execute our strategy, and drive shareholder value. Within this philosophy, the key objectives are to:

•
Establish a strong link between pay and performance.
•
Align the financial interest of executives with shareholders, particularly over the longer term.
•
Reinforce business strategies and drive sustained shareholder value.

Compensation Discussion and Analysis

The objectives of the Company’s compensation program are set by the Committee. While the compensation discussion included in this Proxy Statement focuses on the administration of pay for the Company’s NEOs, the philosophies and programs apply broadly across the Company’s employee population. The pay for performance programs and other offerings—including base salary, Short-Term Incentive Plan (“STIP”), and Long-Term Incentive Plan (“LTIP”)—are designed to be equitable and fair, and to incentivize performance.

2025 NEO Target Total Direct Compensation Summary

At the beginning of 2025, the Committee evaluated target total direct compensation – consisting of base salary, target short-term incentive opportunity, and target long-term incentive award value for each NEO. As part of this annual evaluation, the Committee considered the NEO’s scope of responsibility, experience, performance, results, and potential. The Committee also considered the need to retain talent, business conditions, and the competitive compensation levels for comparable positions benchmarked against the Company’s Compensation Peer Group and general industry information. In addition to and separate from the Summary Compensation Table, the following table is provided to aid with understanding the annual compensation of the NEOs. The following table lists the targeted total direct compensation for each NEO for the full calendar year ending December 31, 2025:

NEO	BASE SALARY ($)	STIP TARGET (%)	STIP TARGET ($)	LTIP TARGET ($)	TARGET TOTAL DIRECT COMPENSATION ($)
Aaron H. Ravenscroft	1,010,000	110%	1,111,000	4,000,000	6,121,000
Brian P. Regan	567,000	75%	425,250	950,000	1,942,250
Leslie L. Middleton	567,000	75%	425,250	800,000	1,792,250
Jennifer L. Peterson	487,000	65%	316,550	600,000	1,403,550
James S. Cook	448,000	65%	291,200	500,000	1,239,200

Compensation Discussion and Analysis

Pay Mix

Executive compensation is linked strongly to the achievement of company's short- and long-term strategic goals. 83% of the CEO's target annual total compensation is at risk and, on average, 67% of the other NEOs’ compensation is at risk.

Aligning Pay with Performance

The Compensation Committee believes that reviewing realizable pay is useful in understanding the relationship between the target compensation that was approved for the CEO and the compensation that was actually earned, or may still be earned, based on Company performance. As illustrated in the chart below, the alignment of pay and performance is evidenced in the estimated realizable value of 2025 CEO pay. Mr. Ravenscroft’s realizable pay at the end of 2025 was 82% of – or about $1.0 million less than – the target pay originally granted to him, which is driven by the 2025 STIP payout equal to 70% of target and stock price performance. In the chart below, the realizable value of all equity awards is calculated using the closing price of our common stock of $11.99 on December 31, 2025, and PSUs are reflected at target. Target Pay reflects pay at Target value before the effects of performance and MTW's stock price movement. Realizable Pay reflects the realizable value of pay based on performance and/or MTW's stock price as of the end of 2025.

Compensation Discussion and Analysis

Executive Compensation Governance Practices

Compensation for our executive officers is overseen by the Committee. During 2025, the Committee was assisted in the performance of their oversight duties by an independent compensation consultant. The following chart summarizes key governance elements related to the executive compensation programs in which the executive officers participate:

What We Do	What We Don’t Do
✓ Maintain a pay mix that is heavily performance-based	☒ Guarantee annual pay increases or incentive awards
✓ Use multiple performance measures in connection with short-term and long-term incentive awards	☒ Provide excise tax gross-ups upon a change of control or have single-trigger cash severance provisions
✓ Limit both short-term incentive and performance share payouts to 200% of target	☒ Provide minimum payouts under the LTIP
✓ Align short-term incentive payouts with the Company’s performance, reflecting the Company’s performance versus goals during the respective annual periods	☒ Provide uncapped short-and long-term incentive payouts
✓ Annually assess peer group composition and competitive compensation practices	☒ Design incentive plans that encourage excessive risk
✓ Seek annual shareholder advisory approval of executive compensation	☒ Offer excessive perquisites to executive officers
✓ Maintain strong stock ownership requirements of five times base salary for the CEO and three times base salary for the other executive officers	☒ Grant options with an exercise price below market value, extend original option terms, or reprice, reload or exchange underwater options
✓ Maintain a Compensation Recovery Policy	☒ Permit hedging or short sales of Company securities
✓ Provide long-term incentives to executive officers through equity-based awards that are “at risk”	☒ Permit executive officers, directors, and designated employees to hold Company securities in margin accounts or to pledge their holdings of Company securities
✓ Use relative TSR as a metric for performance share grants, tying payouts to increasing shareholder value. If absolute TSR is negative, the TSR portion of payout cannot exceed target of 100%
✓ Engage an independent compensation consultant, WTW, to assist with review of the Company’s executive compensation program

Compensation Discussion and Analysis

2025 Say-On-Pay and Shareholder Engagement

Our board and management believe ongoing engagement with our shareholders is vitally important, and we value input from all shareholders. We maintain an ongoing, proactive and expansive shareholder engagement program, which is management-led and overseen by our board. Direct engagement with our shareholders is a critical pillar of our broader stakeholder engagement program. We engage with shareholders in order to:

•
provide visibility and transparency into our business, our performance, and compensation policies and practices;
•
discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views; and
•
address emerging issues that may impact our business, seek input to inform our decision making, enhance our disclosures and help shape our practices.

In addition to our comprehensive shareholder engagement program, we also maintain ongoing dialogue and gather input from a broader group of stakeholders throughout the year, including our customers and suppliers, members of the host communities and governments where we operate, industry associations, governmental organizations, and non-governmental organizations.

At the 2025 annual meeting of shareholders, 83% of shares voted were cast in support of the compensation provided to our NEOs in our advisory say-on-pay vote. Although the vote is advisory and non-binding on the Board, the Committee pays careful attention to the results of the vote in evaluating our executive compensation program and believes that regular engagement with shareholders helps it continuously refine and improve our program. The Committee continues engaging shareholders to better understand their views related to executive compensation and answer any specific questions or concerns related to executive compensation program design, decisions, and policies.

The results of the Company’s say-on-pay vote have demonstrated increasing shareholder support over the last five years, as shown below. We believe that this trend, as well as input from our shareholder engagement, affirms our shareholders’ support of our executive compensation program. This informed the Committee’s decision to maintain a consistent overall total annual compensation approach for the NEOs for 2025.

Say on Pay Vote Results
85%
80%
75%
70%
65%
60%
55%
50%
2021
2022
2023
2024
2025

II. COMPONENTS OF EXECUTIVE COMPENSATION AND BENEFITS

Consistent with our overall executive compensation philosophy, our compensation components are primarily performance-based. The following chart summarizes the principal components of our executive compensation program and the drivers of each element.

	Pay Component	Purpose	Description
FIXED PAY	Base Salary	Fixed cash compensation which provides a reliable source of income for day-to-day performance.	Provides a small portion of overall compensation. Determined by competitive positioning against benchmark data for similar roles, individual performance, experience, and potential.
VARIABLE PAY	Short-Term Incentive Plan ("STIP")	Recognize achievement against current year Company goals.	Cash incentive tied to achievement of annual company goals. Variable payment that can range based on performance from 0% to 200% of target.
	Long-Term Incentive Plan ("LTIP") Performance Share Units ("PSUs")	Rewards executives for achieving multi-year goals and aligns with shareholder interests.

50% of annual equity award is performance based. Payout is based on performance against two metrics and a relative TSR modifier. Performance can range from 0% to 200% of target.

Awards have a three-year performance period and three-year cliff vesting.

	Long-Term Incentive Plan ("LTIP") Restricted Share Units (RSUs")	Supports stock ownership and executive retention by providing a time-based equity award.	50% of annual equity award is time-based and vests over three years in equal installments on the grant date anniversary or committee action date, as applicable.
BENEFITS AND PERQUISITES	Benefits and Perquisites

Provide market-competitive benefit programs offered to support the health and well-being of employees and their families.

Minimal perquisites are provided where reasonable to attract key executive talent.

Executives are offered the same programs as other salaried employees.

Perquisites include executive physicals, car allowances, tax planning support in connection with international assignments, and executive long-term disability.

Base Salary

The Committee annually reviews the base salaries of our NEOs to determine if any adjustment is warranted. Salaries are adjusted if the Committee (and the Board, in the case of the CEO) believes there is a need after a review of benchmarking data for similar roles, individual performance, and competitive positioning. The annual base salary rates shown below are different from the base salary amounts disclosed in the Summary Compensation Table, which reflects actual base salary received for 2025. Generally consistent with salary adjustments provided to the Company’s salaried employees, each NEO received an increase between three and six percent for 2025. The Committee approved (or recommended to the full Board, in the case of the CEO) these salary adjustments in recognition of each individual’s experience in their respective role, responsibilities, and performance, and based on benchmarking against the mid-point of base salaries for comparable positions within the Compensation Peer Group presented by the independent compensation consultant.

NAME	2024 BASE SALARY ($)	2025 BASE SALARY ($)	CHANGE (%)
Aaron H. Ravenscroft	980,000	1,010,000	3.0%
Brian P. Regan	550,000	567,000	3.0%
Leslie L. Middleton	550,000	567,000	3.0%
Jennifer L. Peterson	463,000	487,000	4.9%
James S. Cook	422,000	448,000	5.8%

Compensation Discussion and Analysis

Definitions of Key Metrics Used in Performance Goals

The following metrics appear in either the STIP or LTIP goals. Adjusted EBITDA, Adjusted ROIC, Days Inventory Outstanding, and Non-New Machine Sales are financial measures that are not prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”). The metrics are used by the Board of Directors and management to evaluate the Company’s financial performance.

•
Adjusted EBITDA: Adjusted EBITDA is equal to net income (loss) before interest, income taxes, depreciation, and amortization, plus the addback or subtraction of restructuring, other income (expense) – net, and certain other non-recurring items – net.
•
Adjusted ROIC: Adjusted ROIC is determined by dividing adjusted net operating profit after tax (“Adjusted NOPAT”) by the five-quarter average of invested capital. Adjusted NOPAT is calculated by taking operating income (loss) plus the addback of amortization of intangible assets and the addback or subtraction of restructuring expenses, certain other non-recurring items – net, and income taxes, which is determined using a 15% tax rate. Invested capital is defined as net total assets less cash and cash equivalents and income tax assets - net plus short-term and long-term debt. Income taxes are defined as income tax payables/receivables, net deferred tax assets/liabilities, and uncertain tax positions
•
Days Inventory Outstanding (DIO): Days inventory outstanding is determined by taking cost of sales divided by the four-quarter average of inventories – net.
•
Non-New Machine Sales: Non-New Machine Sales includes parts revenue, used crane revenue, rental revenue, service revenue, and other revenue.
•
Relative TSR: TSR is defined as stock price appreciation plus dividends paid over the performance period. Relative TSR is comparing the performance of Manitowoc’s TSR relative to the TSR Peer Group over the performance period. For Manitowoc and each company in the TSR Peer Group, a beginning price using an average of the 20 trading days immediately preceding the beginning of the performance period and an ending price using the 20 trading days averaging up to the end of the performance period are calculated and used to create a percentile ranking to develop a relative performance metric for purposes of compensation. The TSR Peer Group consists of the Russell 2000 index during the applicable performance period.

A reconciliation of Adjusted EBITDA to the most closely comparable GAAP measures are included in Annex A.

Short Term Incentive Compensation

The Short-Term Incentive Plan (“STIP”) is the annual cash incentive designed to reward executives for the achievement of annual company performance goals (financial and non-financial) and is a key component of our overall compensation program. Each year the Committee reviews the target short-term incentive award opportunities (which are expressed as a percentage of annual base salary) for NEOs as part of its annual executive compensation review.

2025 STIP Design and Metrics

The STIP is comprised of three weighted annual goals. In order for any metric to payout, the Company must achieve the threshold level. If the threshold level of a metric is not met, that metric will not pay out. Payouts start at 50% of target funding level for threshold performance and graduate on a straight-line basis based on actual performance for the relevant metric. Each component graduates on a straight-line basis to the applicable target for a 100% payout and then to the applicable maximum for a 200% of target payout. The minimum payment under STIP is 0%, the maximum payment under STIP is limited to 200% of target.

In February 2025, the Committee reviewed the STIP design and metric alignment between the Company’s financial objectives and the desire to reward employees for achieving the Company’s financial goals, strategic operational goals, workplace safety, and employee engagement goals.

Compensation Discussion and Analysis

To increase alignment of our STIP with business and strategic priorities, while no changes were needed to the overall 2025 STIP design, the metric of Net Working Capital as a % of Sales used in the 2024 STIP was replaced with a new metric of Days Inventory Outstanding (“DIO”) based on management’s recommendation, guidance from the Independent Compensation Consultant, and supported by the Committee. The Committee believed that, given the capital-intensive nature of our manufacturing processes and general stocking practices within the Company’s distribution business, adding DIO as a performance measure under the 2025 STIP would drive greater accountability throughout the global organization in managing overall inventory levels, at the same time, while driving free cash flow generation. To better reflect that working safely, minding our carbon footprint, and living our core values every day is our way of working, our third goal was rebranded to The Manitowoc Way Metrics, which is our culture and operating system to enable Manitowoc to sustain continual operational improvement and excellence. The Manitowoc Way Metrics continue to be measurable non-financial elements designed to drive performance focused on reducing our environmental impact, improving health and safety, and continuing to improve employee engagement in alignment with the Company’s core values and culture. Each metric is weighted as shown in the table below.

In setting the goals for each metric, the Committee carefully considered actual 2024 business results, the 2025 business plan, expected global macroeconomic conditions, and input from the Independent Compensation Consultant. The target goal is typically set at a level consistent with the Company’s expected business plan with thresholds and maximums representing a reasonable risk/reward profile for the metric. Actual award payouts are determined following the completion of the fiscal year by measuring actual performance against each metric target goal.

As depicted below, the award earned is equal to the sum of each goal’s weighted achievement. The final award value ranges from 0% to 200% of target.

2025 STIP Target and Results

The 2025 STIP target goals and actual result for each measure are shown below, which resulted in a total Company payout of 70.68% for the NEOs.

	THRESHOLD	TARGET	MAXIMUM		ACHIEVEMENT
METRIC (WEIGHTING)	(50% Payout)	(100% Payout)	(200% Payout)	2025 ACTUAL	RESULT
Adjusted EBITDA (50%)[1]	$117M	$128M	$155M	$121.7M	35.68%
Days Inventory Outstanding (30%)	145	141	137	148	0.0%
The Manitowoc Way Metrics (20%)	Environmental, Safety & Workforce Engagement Goals				175.00%
Total Payout as a Percent of Target					70.68%
(1)
Straight-line interpolation is used for calculating the payout between the specific performance levels.

The Manitowoc Way Metrics resulted in 175% achievement as all qualitative goals in each focus area of employee safety, environmental sustainability, and employee engagement were fully met and, in many cases, exceeded. An example of exceeding metrics is that the Company achieved 0 recordable injuries for two separate 30-day periods in 2025. The focused effort resulted in a downward trend of all forms of reportable incidents, near misses and assisted in achieving our lowest recordable injury rate ever on record of 0.94 injuries per 200,000 hours worked. The safety theme of 2025 was dropped object prevention and this was conveyed at all locations, including product support sites. Additionally, the Company achieved ISO 14001 certification in all manufacturing facilities. For the Company's social employee-focused goals, the annual employee feedback survey was conducted with 1/3 of the organization and achieved greater than 70% participation, the highest ever. Looking beyond the participation numbers, actionable feedback was received and incorporated into local action plans. Over the past two years, focus has been put on ensuring all global senior leaders are seen and heard from by employees in different sites. While each leader had a requirement to complete a minimum of six coffee talks during the year, many leaders surpassed this amount.

Compensation Discussion and Analysis

While the Committee is permitted to apply discretion in considering potential adjustments presented by management in order to assess performance, no discretion was used to pay awards under the 2025 STIP. The final 2025 STIP payouts approved by the Committee, and by the full Board for the CEO, to each of the NEOs are shown below:

NEO	BASE SALARY ($)	STIP TARGET (%)	STIP TARGET AMOUNT ($)	PAYOUT FACTOR (%)	TOTAL STIP PAYOUT AMOUNT ($)
Aaron H. Ravenscroft	1,010,000	110%	1,111,000	70.68%	785,255
Brian P. Regan	567,000	75%	425,250	70.68%	300,567
Leslie L. Middleton	567,000	75%	425,250	70.68%	300,567
Jennifer L. Peterson	487,000	65%	316,550	70.68%	223,738
James S. Cook	448,000	65%	291,200	70.68%	205,820

Long-Term Incentive Compensation

The Committee views long-term compensation as a critical executive compensation program element that emphasizes long-term performance, enhances retention, and aligns executives’ interests with those of shareholders. Long-term incentives represent a sizable portion of an executives’ overall compensation package. In determining the annual Long-Term Incentive Plan (“LTIP”) award opportunity for executive officers, the Committee reviews each executive officer’s scope of responsibility, market competitiveness, performance, impact on results and expected future contributions to the business. These LTIP awards are designed to motivate and reward employees to deliver against the Company’s performance goals, support the retention of top talent, and create an ownership alignment with shareholders. As with the Company’s approach to all elements of compensation, LTIP award levels are targeted at the median of the Compensation Peer Group for comparable positions. Stock price and/or company performance determine the actual payout and value of LTIP awards.

2025 LTIP Awards

In February 2025, an annual LTIP award grant was approved by the Committee for each NEO other than the CEO, and for the CEO by the full Board, based upon the Compensation Peer Group median LTIP values. Long-term incentive award grants for 2025 were made under the 2025 Omnibus Incentive Plan, contingent on Shareholder approval of the Plan at our 2025 Annual Shareholder Meeting. The long-term incentive awards granted to our NEOs under the 2025 LTIP consisted of 50% performance shares (“PSUs”) and 50% restricted stock units (“RSUs”) based on the grant date fair value.

Below are tables with the LTIP design, metrics, and targets.

Form	Award Mix	Vesting Terms and Other Conditions
PSUs	50%

PSUs can be earned after a three-year performance period based on the following metrics:

• Adjusted ROIC

• Cumulative Non-New Machine Sales

• Relative Total Shareholder Return (“TSR”) (modifier)

Performance for each individual metric ranges from 0% to 200% of the target, with a total maximum payout capped at 200% for the combined total of Adjusted ROIC plus Non-New Machine Sales, even when considering modification based on Relative TSR

RSUs	50%	Three-year ratable vesting

The PSUs that are granted under the 2025 LTIP award include performance goals based on a three-year average of Adjusted ROIC (60% weighting) and three-year cumulative Non-New Machine Sales (40% weighting), with Relative TSR as the modifier. The measure of Adjusted ROIC is important to promote efficient capital allocation while generating profits and shareholder value. Relative TSR is utilized as a modifier with a -20% factor for performance in the bottom quartile of the Relative TSR Peer Group and a +20% factor for performance in the top quartile of the Relative TSR Peer Group. If the Company's absolute TSR is negative, the modifier is capped at 0%. Performance under the 2025 PSU award is assessed over a three-year period which ends on December 31, 2027.

Compensation Discussion and Analysis

	THRESHOLD	TARGET	MAXIMUM
MEASURE (WEIGHTING)	(50% Payout)	(100% Payout)	(200% Payout)
Adjusted ROIC (60%)	7.5%	9.1%	10.6%
Non-New Machine Sales (40%)	$1,914M	$2,080M	$2,246M

Relative TSR Modifier
	25th - 40th percentile = -10% Below 25th percentile = -20%	40th - 60th percentile = 0%	>75th percentile = +20% 60th -75th percentile = +10%

The table below details the target grant date fair values of the 2025 LTIP awards to NEOs.

NEO	RSU GRANT VALUE ($)	PSU GRANT VALUE ($)	TOTAL LTIP GRANT VALUE ($)
Aaron H. Ravenscroft	2,000,000	2,000,000	4,000,000
Brian P. Regan	475,000	475,000	950,000
Leslie L. Middleton	400,000	400,000	800,000
Jennifer L. Peterson	300,000	300,000	600,000
James S. Cook	250,000	250,000	500,000

2023 LTIP PSU Performance Results

In February 2023, the 2023 LTIP award was approved and issued under the authority of the Compensation Committee. The 2023 LTIP award included performance goals based on year ending 2025 three-year Adjusted EBITDA Average (60% weighting) and three year total Non-New Machine Sales (40% weighting), with Relative TSR as the modifier. Relative TSR is utilized as a modifier with a -20% factor for performance in the bottom quartile of the Relative TSR Peer Group and a +20% factor for performance in the top quartile of the Relative TSR Peer Group. If the Company's absolute TSR is negative, the modifier is capped at 0%. Performance under the 2023 PSU award was assessed over a three-year period which ended on December 31, 2025. Targets for the 2023 performance goals were originally approved in February 2023. In February 2026, the Committee approved a 130.9% payout factor.

The table and graphic below present the design, metrics, targets, results, and the payout result for the 2023-2025 LTIP PSU Performance goals.

	THRESHOLD	TARGET	MAXIMUM	RESULTING PAYOUT
MEASURE (WEIGHTING)	(50% Payout)	(100% Payout)	(200% Payout)	AS % OF WEIGHTED TARGET
Adjusted EBITDA Average (60%)	6.1%	7.1%	9.1%	39.0%
Non-New Machine Sales (40%)	$1,500M	$1,700M	$1,800M	80.0%

	Relative TSR Modifier
	25th - 40th percentile = -10% Below 25th percentile = -20%	40th - 60th percentile = 0%	>75th percentile = +20% 60th -75th percentile = +10%	10%
Total Payout as a Percent of Target				130.90%

Compensation Discussion and Analysis

The table shows the target number of PSUs granted in 2023 and the actual number of units earned based on goal achievement.

NEO	TARGET PSUs GRANTED (#)	PAYOUT FACTOR (%)	PSUs EARNED (#)
Aaron H. Ravenscroft	118,381	130.9%	154,961
Brian P. Regan	28,038	130.9%	36,702
Leslie L. Middleton	23,365	130.9%	30,585
Jennifer L. Peterson	17,913	130.9%	23,448
James S. Cook	14,798	130.9%	19,371

Compensation Discussion and Analysis

Benefits and Perquisites

The Company provides benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. For details on each of the following retirement plans, see “Benefits” in the “Compensation Tables and Narratives” section of this Proxy Statement.

•
401(k) Plan
•
Deferred Compensation Plan

The Company offers perquisites that the Committee believes are reasonable yet competitive in attracting and retaining the executive team. The Committee, with input from the Independent Compensation Consultant, regularly reviews the perquisites provided to the respective NEOs as part of its overall review of executive compensation. The following outlines the limited perquisites that may be provided to executives:

•
Tax planning support in conjunction with expatriate assignments
•
Executive physical examination
•
Car Allowance
•
Executive long-term disability coverage

For information regarding the perquisites that the NEOs received for the fiscal year ended December 31, 2025, see the column titled “All Other Compensation” of the Summary Compensation Table and the accompanying narrative.

III. COMPENSATION PROCESSES AND POLICIES

The Committee, with the support of an independent compensation consultant and Company management, develops and executes the executive compensation program. The Committee is responsible for recommending for approval by the independent directors the compensation of the CEO, and for approving the compensation of all other NEOs and other executive officers. The Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with the Company’s compensation philosophy and appropriately rewards performance.

The Committee reviews the following factors to determine executive compensation:

•
Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, considering revenue relative to the Compensation Peer Group.
•
Company performance: Measured against financial metrics and operational targets approved by the Committee, along with Relative TSR against the TSR Peer Group.
•
Market landscape: Business climate, economic conditions, and other factors.
•
Individual roles and performance: Each executive’s experience, knowledge, skills, and personal contributions.

Role of Company Management

The CEO makes recommendations to the Committee regarding compensation for executive officers (other than himself) after reviewing the Company’s overall performance, each executive’s personal contributions, and relevant compensation market data from the Compensation Peer Group for similar jobs and job levels.

Role of the Compensation Committee

The Committee is responsible for establishing the Company’s executive compensation philosophy and is responsible for approving compensation for the NEOs and has broad discretion when setting compensation types and amounts. As part of the review, Company management and the Committee also review summary total compensation scenarios for the NEOs and consider advice and recommendations from the Independent Compensation Consultant. Additionally, the Committee annually reviews the corporate goals and objectives relevant to the compensation of the CEO. The Committee evaluates the CEO’s performance against the CEO’s objectives and makes recommendations to the independent Directors regarding compensation levels based on that evaluation. The Committee considers compensation market data from the Compensation Peer Group when setting compensation types and amounts for the CEO.

The Compensation Committee of the Board, which is chaired by Anne M. Cooney, consists of four independent directors. The Compensation Committee must meet at least four times a year. During 2025, the Compensation Committee met six times.

Role of the Independent Board Members

The independent members of the Board, referred to as the full Board, are responsible for assessing the performance of the CEO. They also approve the compensation types and amounts for the CEO, taking into account the recommendations of the Committee.

Compensation Discussion and Analysis

Role of Independent Compensation Consultant

The Committee retained Willis Towers Watson (“WTW”) as the independent compensation consultant on executive and director compensation matters. WTW reported directly to the Committee and did not provide services to the Company other than those provided to the Committee.

WTW’s responsibilities included:

•
Advising the Committee on trends and issues in executive compensation.
•
Reviewing and advising on the constituents of the Compensation Peer Group.
•
Consulting on the competitiveness of the compensation structure of executive officers and non-employee directors.
•
Reviewing and advising on the STIP and LTIP designs, including metrics, weighting and goal setting.
•
Reviewing and advising on the content of the CD&A.
•
Reviewing and advising on materials provided to the Committee for discussion and approval.
•
Participating in Committee meetings as requested, including executive sessions of the Committee when management is not present, and communicating with the Chair of the Committee between meetings.

WTW has multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the Committee has determined that the compensation consultant’s work has not raised any conflicts of interest. The Committee has considered the factors relevant to WTW’s independence from management required by the NYSE’s listing standards and has determined that WTW is independent from management.

Compensation Peer Group and Benchmarking

The Committee maintains a Compensation Peer Group for market comparisons, benchmarking and setting executive and non-employee Director compensation. Market compensation data for the selected Compensation Peer Group is gathered through compensation surveys conducted by WTW. The Committee reviews the peer group annually. Identifying a relevant compensation peer group is difficult, as the Company is the only stand-alone publicly traded crane company in the U.S. and one of only a few worldwide. As a result, the Company used both a quantitative and qualitative approach to its peer selection. WTW performed the quantitative and qualitative analysis for the Compensation Committee’s consideration. In creating the Compensation Peer Group, companies were identified using the following criteria:

•
Direct business and industry competitors,
•
Executive talent competitors,
•
Companies in industries with similar operational complexion, including exposure to cyclicality,
•
Relative revenues between $500 million and $3 billion, and
•
Geographic presence.

The Compensation Peer Group used to set the 2025 compensation, consisting of the companies listed below, was unchanged from the prior year.

Compensation Discussion and Analysis

2025 Compensation Peer Group
Alamo Group, Inc. Allison Transmission Holdings, Inc. Astec Industries, Inc. Custom Truck One Source, Inc. Enviri Corporation Federal Signal Corporation Flowserve Corporation	H&E Equipment Services, Inc. Hyster-Yale Materials Handling, Inc. ITT Inc. Kennametal Inc. REV Group, Inc. SPX Technologies, Inc.	Tennant Company Terex Corporation The Greenbrier Companies, Inc. The Timken Company Trinity Industries, Inc. Wabash National Corporation

Stock Ownership Guidelines

The Committee believes that Manitowoc’s executives will more effectively align with shareholders’ long-term interests if they hold a minimum number of shares of Manitowoc common stock. Therefore, executive officers are required to accumulate and hold shares of Manitowoc common stock with a value equal to a specified multiple of base pay.

Shares used to determine whether the guidelines are met include those owned outright or beneficially owned, including any personally held shares, Manitowoc stock units held in the Deferred Compensation Plan and/or retirement plans, and restricted stock, restricted stock units subject solely to service-based vesting. Unvested PSUs and unexercised stock options do not count toward an executive’s holdings for purposes of calculating the minimum ownership. If an executive officer does not meet the target ownership guideline on the applicable measurement date, the executive officer must retain all shares (net of taxes) from the exercise of stock options and the vesting of restricted shares, restricted stock units, and performance shares or performance share units until compliance is achieved. Once an executive officer has achieved the target ownership level, the executive officer will be deemed thereafter to have satisfied the target ownership level, regardless of changes in the price of the Company’s common stock, until such time as the executive officer disposes of any shares of common stock, after which compliance will be re-measured.

The multiples for the Company's NEOs as of December 31, 2025 based on the MTW common stock closing price on December 31, 2025 are shown below.

MULTIPLE OF BASE PAY
NEO	TARGET	12/31/2025 ACTUAL	COMPLETED YEARS IN ROLE
Aaron H. Ravenscroft	5X	8.2X	5 YEARS
Brian P. Regan	3X	3.3X	3 YEARS
Leslie L. Middleton	3X	3.3X	5 YEARS
Jennifer L. Peterson	3X	2.0X	3 YEARS
James S. Cook	3X	1.6X	2 YEARS

Securities Trading Policies – Insider Trading, Anti-Hedging and Anti-Pledging

The Company maintains an Insider Trading Policy that imposes specific standards on directors, executive officers, and employees of the Company to forbid such persons from trading in Company stock on the basis of inside information and to avoid the appearance of improper conduct on the part of such persons. The Insider Trading Policy requires that all transactions in Company stock by directors, executive officers, and certain designated employees and others in their household be pre-cleared by the Company’s General Counsel or Chief Financial Officer. The only exception to the pre-clearance requirement is regular, ongoing acquisitions of Company stock resulting from continued participation in employee

Compensation Discussion and Analysis

benefit plans that the Company or its agents administer or under a Rule 10b5-1 trading plan that has been adopted in accordance with the Company's Rule 10b5-1 Trading Plan Guidelines (which are a part of the Company's Insider Trading Policy).

The Insider Trading Policy also prohibits directors, executive officers, and employees from trading in puts, calls, and other derivative or speculative transactions in Company securities, or selling Company securities short. In addition, the policy prohibits hedging transactions (such as prepaid variable forwards, equity swaps, collars, and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s stock. Directors, executive officers, and certain designated employees are also prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral.

Compensation Recovery (Clawback) Policy

We maintain a compensation recovery, or “clawback", policy for incentive-based compensation. This policy provides that, if the Company is required to prepare a qualifying accounting restatement as a result of material noncompliance with a financial reporting requirement, then the Company will recover promptly from its covered officers, including its NEOs, the excess of any incentive-based compensation they received within the three completed fiscal years preceding the date on which the Company is required to prepare the restatement over the amount they would have received if the amount of such compensation had been determined based on the restated financials.

Equity Grant Timing Practice

The Committee's policy is to generally grant annual equity awards under our LTIP at the first Committee meeting following the release of the Company's earnings for the most recently-ended year. This meeting is scheduled approximately 24 months in advance and targeted to fall within the window period following the release of the Company's earnings for the fourth quarter of the previous year. For awards other than annual equity awards, such as those granted in connection with new hires or for promotional, retention or other ad hoc purposes, the awards will generally be granted effective on the third trading day after the date of the earnings release of the Company that next follows. In the case of a new hire award, the effective date of the grant will generally be the later of the date on which the new hire starts or the date on which the award is approved or, in the case of other awards that are not annual equity awards, the date on which the award is approved, unless a different effective date is designated as part of the approval. The Committee may modify the timing of grants based on business needs, changing compensation practices or other factors, in the discretion of the Committee. The Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

The per share exercise or grant price of any stock option or stock appreciation rights award cannot be less than the fair market value of the Company's common stock on the grant date.

Compensation and Risk Management

The Committee periodically reviews the Company’s compensation policies and practices and has determined that the incentive compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company and our risk management objectives are being met with respect to our employee compensation and incentive programs. In conducting the review in 2025, the Committee reviewed an inventory of Company incentive compensation plans and policies. The evaluation covered a wide range of practices, including: the balanced mix between pay elements, the balanced mix between short-term and long-term programs, caps on incentive payouts, governance controls in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, use of a recovery (clawback) policy, and Committee oversight of compensation programs.

Compensation Discussion and Analysis

Tax and Accounting Considerations

In designing and evaluating compensation programs, the Committee considers the tax and accounting implications of its decisions among other factors. For instance, Section 162(m) of the Internal Revenue Code of 1986 generally limits to $1 million the annual federal income tax deduction that the Company may claim in respect to certain current and former employees. While the Committee considers the extent to which compensation is deductible, the Committee focuses primarily on factors that provide incentives for the achievement of business objectives. Accordingly, the Committee retains flexibility and discretion to structure compensation appropriate, whether or not deductible. Likewise, the Committee may consider the impact of accounting rules, including the way in which compensation is expensed, but the Committee retains the flexibility and discretion to structure compensation appropriately without regard to its accounting treatment.

Compensation Committee Report

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis (“CD&A”) for 2025 with Company management. Based on this review and discussion, the Committee recommended to the Board that the CD&A be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as incorporated by reference from this Proxy Statement.

Compensation Committee
Anne M. Cooney (Chair) Anne E. Bélec Amy R. Davis Robert W. Malone C. David Myers

IV. EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE FOR 2025

The following table summarizes the compensation of the Company's CEO, CFO, and the three other most highly compensated executive officers for the fiscal years ended December 31, 2025, 2024, and 2023.

Actual payouts (before deferrals into the 401(k) plan or deferred compensation plan) are presented in the “Salary” and “Non-Equity Incentive Plan Compensation” columns. The grant date fair value of equity-based grants awarded in 2025 is shown in the “Stock Awards” columns. Generally, the actual value realized, if any, will be commensurate with our financial and stock price performance over the next several years. RSUs are time based and vest ratably over three years.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	STOCK AWARDS(1) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)
Aaron H. Ravenscroft	2025	1,005,385	3,184,407	785,255	77,390	5,052,437
President & Chief Executive Officer	2024	975,385	3,684,622	323,400	194,479	5,177,886
	2023	944,231	3,970,761	1,632,813	150,404	6,698,208
Brian P. Regan	2025	564,385	756,302	300,567	43,034	1,664,288
Executive Vice President & Chief	2024	547,477	875,093	123,750	97,148	1,643,468
Financial Officer	2023	525,569	940,453	625,313	65,427	2,156,762
Leslie L. Middleton	2025	564,386	636,890	300,567	41,973	1,543,816
Executive Vice President, Americas and	2024	546,154	736,927	123,750	87,567	1,494,397
EU Mobile Cranes	2023	517,251	783,709	574,219	52,722	1,927,901
Jennifer L. Peterson	2025	483,308	477,663	223,738	44,794	1,229,503
Executive Vice President, General	2024	457,600	552,705	90,285	80,111	1,180,701
Counsel and Secretary	2023	423,411	600,847	434,586	34,381	1,493,225
James S. Cook	2025	444,000	398,059	205,820	46,573	1,094,451
Executive Vice President, Human	2024	417,077	460,581	82,290	73,492	1,033,440
Resources	2023	379,615	496,351	396,094	49,454	1,321,514
(1)
“Stock Awards” represent the aggregate grant date fair value of all RSUs and PSUs in accordance with ASC Topic 718. For the RSUs, fair value is computed by multiplying the total number of shares subject to each award by the closing market price on the date of grant. Because the 2025 RSUs were granted contingent on shareholder approval of the 2025 Omnibus Incentive Plan at our 2025 Annual Shareholder Meeting, they were not considered granted for purposes of ASC Topic 718 until the approval contingency was satisfied. The 2025 grant date fair value was therefore based on the closing market price on the date of our 2025 Annual Shareholder Meeting. For PSUs, fair value is calculated based upon the probable outcome of the performance conditions, consistent with the estimate of the aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718. The 2025 PSUs were granted contingent on shareholder approval of the 2025 Omnibus Incentive Plan at our 2025 Annual Shareholder Meeting, they were not considered granted for purposes of ASC Topic 718 until the approval contingency was satisfied. The 2025 PSU grant date fair value was therefore based on the Monte Carlo valuation as of the date of our 2025 Annual Shareholder Meeting. PSUs are earned based on performance over a three-year period, and vest on the third anniversary of the grant date or committee action date as applicable. The grant date value of the 2025 PSUs for each NEO assuming maximum payout based on the closing share price on the grant date, are as follows: Mr. Ravenscroft — $4,000,000; Mr. Regan — $950,000, Mr. Middleton — $800,000; Ms. Peterson — $600,000; and Mr. Cook — $500,000. Additional information about the assumptions the Company used in valuing equity awards is set forth in Note 16 to the Consolidated Financial Statements for the fiscal year ended December 31, 2025 in our Annual Report on Form 10-K filed with the SEC on February 18, 2025. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(2)
Consists of cash awards made under the 2025 STIP, earned for performance during 2025 but not paid until 2026.
(3)
All other compensation for 2025 includes:

NAME	CONTRIBUTIONS TO DEFINED CONTRIBUTION PLAN(1) ($)	CONTRIBUTIONS - DEFERRED COMPENSATION PLAN(2) ($)	DISABILITY INSURANCE PREMIUMS ($)	CAR ALLOWANCE ($)	TAX PREPARATION(3) ($)	OTHER(4) ($)	TOTAL ($)
Aaron H. Ravenscroft	14,000	29,364	2,640	12,000	11,727	7,659	77,390
Brian P. Regan	14,000	13,525	3,367	10,800	-	1,342	43,034
Leslie L. Middleton	14,000	13,525	3,647	10,800	-	-	41,973
Jennifer L. Peterson	14,000	8,944	2,498	10,800	-	8,552	44,794
James S. Cook	14,000	5,976	2,358	10,800	5,592	7,846	46,573
(1)
Consists of contributions made by the Company under The Manitowoc Company, Inc. 401(k) Retirement Plan.
(2)
Amounts represent the Company’s contributions for 2025, which were credited to individual accounts in 2026.

Executive Compensation Tables

(3)
Tax preparation fees are in connection with Mr. Ravenscroft’s assignment to France and Mr. Cook's tenure in Germany.
(4)
Other includes executive physicals: Mr. Ravenscroft - $7,382; Ms. Peterson - $7,670; Mr Cook - $7,846 and spousal travel expenses for annual board meeting: Mr. Ravenscroft - $277; Mr. Regan - $1,342; Ms. Peterson - $882.

GRANTS OF PLAN-BASED AWARDS FOR 2025

The following table provides additional information about plan-based compensation for the year ended December 31, 2025, disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards.

				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER SHARE AWARDS: NUMBER OF SHARES OF	GRANT DATE FAIR VALUE OF STOCK AND
NAME	AWARD TYPE	GRANT DATE	DATE OF COMMITTEE ACTION	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	STOCK OR UNITS (#)(3)	OPTION AWARDS(4) ($)
Aaron H. Ravenscroft	STIP			555,500	1,111,000	2,222,000
	LTIP - PSU	05/06/25	02/25/25				86,069	172,138	344,276		1,575,063
	LTIP - RSU	05/06/25	02/25/25							192,967	1,609,345
Brian P. Regan	STIP			212,625	425,250	850,500
	LTIP - PSU	05/06/25	02/25/25				20,442	40,883	81,766		374,079
	LTIP - RSU	05/06/25	02/25/25							45,830	382,222
Leslie L. Middleton	STIP			212,625	425,250	850,500
	LTIP - PSU	05/06/25	02/25/25				17,214	34,428	68,856		315,016
	LTIP - RSU	05/06/25	02/25/25							38,594	321,874
Jennifer L. Peterson	STIP			158,275	316,550	633,100
	LTIP - PSU	05/06/25	02/25/25				12,911	25,821	51,642		236,262
	LTIP - RSU	05/06/25	02/25/25							28,945	241,401
James S. Cook	STIP			145,600	291,200	582,400
	LTIP - PSU	05/06/25	02/25/25				10,759	21,518	43,036		196,890
	LTIP - RSU	05/06/25	02/25/25							24,121	201,169
(1)
These amounts represent potential payments under the 2025 STIP; the actual amounts received (if any) are shown in the Summary Compensation Table above. Further details regarding the 2025 STIP, including the performance metrics are provided above under "Short Term Incentive Compensation".
(2)
These share amounts represent potential performance stock unit award payouts at various levels of attainment for the performance period beginning January 1, 2025 and ending December 31, 2027 with respect to the PSUs granted as part of the 2025 LTIP.
(3)
This represents the number of restricted stock units granted as a part of the 2025 LTIP. The restricted stock units vest ratably over a three-year period, commencing on the first anniversary of the grant date.
(4)
Reflects the grant date fair value of the awards granted in 2025 as computed under ASC Topic 718. The awards were granted contingent on shareholder approval of the 2025 Omnibus Incentive Plan at our 2025 Annual Shareholder Meeting, they were not considered granted for purposes of ASC Topic 718 until the approval contingency was satisfied. The 2025 grant date fair value was therefore based on the based on the Monte Carlo valuation as of the date of our 2025 Annual Shareholder Meeting.

Executive Compensation Tables

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END

The following table lists outstanding equity grants granted in 2025 and prior as of December 31, 2025. The table is inclusive of stock options, restricted stock units, and performance share awards.

		OPTION AWARDS(1)(2)				STOCK AWARDS
NAME	GRANT DATE / COMMITTEE ACTION DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED (#) (3)	MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($)(3)(4)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(5)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Aaron H.	03/28/16	24,753	-	$17.40	03/28/26	-	-	-	-
Ravenscroft	02/22/17	20,205	-	$25.68	02/22/27	-	-	-	-
	02/20/18	17,760	-	$32.98	02/26/28	-	-	-	-
	02/27/19	22,247	-	$18.40	02/27/29	-	-	-	-
	02/26/20	39,063	-	$12.37	02/26/30	-	-	-	-
	02/08/23	-	-	n/a	n/a	204,089	2,447,024	-	-
	02/27/24	-	-	n/a	n/a	86,603	1,038,370	139,470	1,672,245
	02/25/25	-	-	n/a	n/a	192,967	2,313,674	172,138	2,063,935
Brian P.	02/27/19	4,172	-	$18.40	02/27/29	-	-	-	-
Regan	02/08/23	-	-	n/a	n/a	48,338	579,570	-	-
	02/27/24	-	-	n/a	n/a	20,568	246,610	33,124	397,157
	02/25/25	-	-	n/a	n/a	45,830	549,502	40,883	490,187
Leslie L.	03/28/16	10,025	-	$17.40	03/28/26	-	-	-	-
Middleton	02/22/17	4,490	-	$25.68	02/22/27	-	-	-	-
	02/20/18	4,809	-	$32.98	02/20/28	-	-	-	-
	02/27/19	6,953	-	$18.40	02/27/29	-	-	-	-
	02/08/23	-	-	n/a	n/a	40,282	482,979	-	-
	02/27/24	-	-	n/a	n/a	17,321	207,679	27,894	334,449
	02/25/25	-	-	n/a	n/a	38,594	462,742	34,428	412,792
Jennifer L.	02/20/18	1,721	-	$32.98	02/20/28	-	-	-	-
Peterson	02/27/19	1,752	-	$18.40	02/27/29	-	-	-	-
	02/08/23	-	-	n/a	n/a	30,882	370,277	-	-
	02/27/24	-	-	n/a	n/a	12,991	155,762	20,921	250,843
	02/25/25	-	-	n/a	n/a	28,945	347,051	25,821	309,594
James S.	02/08/23	-	-	n/a	n/a	25,512	305,884	-	-
Cook	02/27/24	-	-	n/a	n/a	10,826	129,804	17,434	209,034
	02/25/25	-	-	n/a	n/a	24,121	289,211	21,518	258,001
(1)
The number of shares of common stock underlying option awards and stock awards has been adjusted, with respect to awards granted prior to November 17, 2017, to account for the 1-for-4 reverse stock split that was effected on November 17, 2017.
(2)
Consists of options to purchase common stock under the 2013 Omnibus Incentive Plan.
(3)
RSU award grants vest in three equal installments on the first, second, and third anniversaries of the grant date or committee action date as shown in the table.
(4)
Market values based on the December 31, 2025 closing stock price of $11.99 per share of MTW common stock on the NYSE.
(5)
PSUs granted on February 8, 2023 are shown at 130.9% performance achievement and reflected under shares of stock that have not vested. PSUs granted February 27, 2024 and February 25, 2025 are shown at the target level of performance. PSUs cliff vest, if at all, subject to the attainment of the applicable performance metrics. Performance achievement is determined at the end of the three year performance period commencing with the year of the grant.

Executive Compensation Tables

OPTION EXERCISES AND STOCK VESTED IN 2025

The following table presents the value realized upon the vesting of stock awards vested during 2025 by each NEO. No stock options were exercised during 2025.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)
Aaron H. Ravenscroft	-	-	236,199	2,618,155
Brian P. Regan	-	-	47,060	516,313
Leslie L. Middleton	-	-	43,003	474,375
Jennifer L. Peterson	-	-	21,233	225,866
James S. Cook	-	-	15,661	165,340
(1)
Represents one third of each of the 2022, 2023, and 2024 restricted stock unit awards and the 2022 Performance share unit award.
(2)
Represents the fair market value of the stock units on their respective vesting dates. Fair market value is determined based on the closing price of the Company’s common stock on the applicable vesting date.

Executive Compensation Tables

NON-QUALIFIED DEFERRED COMPENSATION

The Company maintains an unfunded non-qualified deferred compensation plan, for the benefits of our executive officers, as well as other employees. The following table provides information on compensation deferred during 2025:

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	COMPANY CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS (LOSS) IN LAST FY ($)	AGGREGATE BALANCE AT LAST FYE (S)(3)
Aaron H. Ravenscroft	30,161	29,364	297,955	2,551,478
Brian P. Regan	50,795	13,525	113,141	734,757
Leslie L. Middleton	67,726	13,525	78,796	568,238
Jennifer L. Peterson	24,165	8,944	18,343	134,310
James S. Cook	13,320	5,976	34,954	188,665

(1)
Executive contributions are included in "Salary" and “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.
(2)
The Company’s contributions for 2025 were credited to individual accounts in 2026. These amounts are included in the “All Other Compensation” in the Summary Compensation Table.
(3)
The amount of the Aggregate Balance at FYE that was previously reported as compensation in prior years' Summary Compensation Tables is as follows: Mr. Ravenscroft - $689,930; Mr. Regan - $130,794; Mr. Middleton - $121,599; Ms. Peterson - $39,731; Mr Cook - $46,311.

On an annual basis, eligible participants in the Deferred Compensation Plan may elect to defer up to 40% of base salary and up to 100% of STIP awards. Credits to deferred compensation accounts may also include a Company contribution. For 2025, the Company contribution to the Deferred Compensation Plan consisted of a matching contribution on compensation above certain IRS limits under the 401(k) Retirement Plan. The matching contribution was calculated at the same rate as under the 401(k) Retirement Plan, at 100% on the first 3% of compensation deferred and 50% on the next 2% of compensation deferred. The Company may elect to make additional contributions at its discretion on an annual basis. For 2025, the Company did not make a discretionary contribution credited in 2026.

Deferred amounts can be invested into a variety of investments, which mirror the performance of several different mutual funds offered in the 401(k) Retirement Plan, as well as the Company Stock Fund (which includes only the Company’s common stock). Transfers between the Company Stock Fund and the other funds are not permitted. Participants are not required to direct any minimum amount of deferred compensation into the Company Stock Fund.

In general, distributions may be made in the form of a lump sum or installments commencing either as of a specific future date (which can be prior to separation from service), or upon the earlier of separation, disability, or death.

V. POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Post-Employment Compensation

The Company entered into individual Employment Agreements with Messrs. Ravenscroft and Middleton in February 2021, Mr. Regan in May 2022, Ms. Peterson in August 2022, and Mr. Cook in May 2023 (the "Employment Agreements"). The Employment Agreements provide for, among other things, severance payments following certain terminations of employment, both before and after a change of control.

Employment Agreements. The Employment Agreements provide employment terms and severance benefits before and after a change of control. Specifically, the Employment Agreements provide titles for each executive officer and state that the executive officers will have the normal duties, responsibilities and authority of their respective positions, subject to expansion or limitation by the Board of Directors (or, in the case of executive officers other than the Chief Executive Officer, by the Chief Executive Officer).

The Employment Agreements specify the base salaries and benefits that will be provided to each named executive officer during the term of the Employment Agreements, including eligibility for short- and long-term incentive compensation programs, the same other benefits that are made available to other employees in similar positions and reimbursement of reasonable business expenses.

The titles and initial base salaries of the named executive officers as specified in the Employment Agreements are listed in the 2024 Executive Compensation section of this Proxy Statement. The base salaries are subject to adjustment from time to time as provided in the Employment Agreements.

Potential Payments upon Termination Other Than Change of Control

The Employment Agreements do not have a fixed term but rather will continue until the executive officer's employment is terminated by the Company or the executive officer. If the executive officer’s employment is terminated by the Company without “cause” (as defined in the Employment Agreement”) or by the executive officer for “good reason” (as defined in the Employment Agreement) prior to a “change of control” (as defined in the Employment Agreement), then, if the executive officer executes a separation agreement, the executive officer will be entitled to (1) severance in the amount of one times (two times, in the case of the Chief Executive Officer) the total of the executive officer’s base salary plus target annual bonus, (2) a pro rata portion of the executive officer’s annual bonus for the year of the termination, based on the Company’s actual performance, (3) Company-paid COBRA coverage for 12 months (24 months in the case of the Chief Executive Officer) and (4) outplacement benefits and assistance for 12 months (24 months in the case of the Chief Executive Officer) up to a cost of $25,000 ($50,000 in the case of the Chief Executive Officer). In addition, unless a more favorable result is provided under the Company’s equity incentive plan or an award agreement, (a) unvested stock options or stock appreciation rights will vest on a pro rata basis and be exercisable for up to 12 months, (b) unvested restricted stock or restricted stock units will vest on a pro rata basis and (c) unearned performance shares or performance share units will be pro-rated and remain eligible to be earned based on actual performance through the end of the performance period.

The Employment Agreements define “cause” to include (1) the executive officer’s conviction of, or plea of guilty or nolo contendere to, certain crimes, (2) certain acts of fraud or dishonesty by the executive officer with respect to the Company or its affiliates, (3) the executive officer’s willful misconduct that the Company reasonably believes could be detrimental to the Company in a non-immaterial manner or reflect poorly on the Company, (4) the executive officer’s willful breach of certain sections in the Employment Agreement, (5) the executive officer’s failure to comply with certain Company policies or (6) the executive officer’s material breach of the Employment Agreement.

Post-Employment Compensation

The Employment Agreements define “good reason” to include (1) the executive officer’s primary work location being moved by more than 50 miles, (2) a material reduction or diminution in the executive officer’s principal duties and responsibilities, (3) certain adverse changes in the executive officer’s total target compensation or (4) the Company’s material breach of the Employment Agreement.

The following table presents the estimated payouts that would be made upon a termination of employment which occurs other than in connection with a change of control including a termination by the Company without “cause” or by the executive for “good reason,” assuming such termination occurred as of December 31, 2025, based on the terms of the Employment Agreements. The Company has used the closing price of MTW common stock of $11.99 on December 31, 2025 for purposes of calculating the value of the unvested and accelerated RSUs and PSUs.

NAME	BASE SALARY(1) ($)	ANNUAL INCENTIVE-BASED COMPENSATION (2) ($)	RESTRICTED SHARES(3) ($)	PERFORMANCE SHARES(4) ($)	BENEFITS(5) ($)	TOTAL ($)
Aaron H. Ravenscroft	2,020,000	2,222,000	1,566,212	1,595,243	108,094	7,511,549
Brian P. Regan	567,000	425,250	371,657	378,870	52,202	1,794,979
Leslie L. Middleton	567,000	425,250	311,961	319,050	53,735	1,676,997
Jennifer L. Peterson	487,000	316,550	235,582	239,291	53,735	1,332,158
James S. Cook	448,000	291,200	195,780	199,410	54,047	1,188,437
(1)
Represents two times Mr. Ravenscroft's and one times each of the other NEO's base salary.
(2)
Represents two times Mr. Ravenscroft's and one times each of the other NEO's target 2025 STIP. Under the terms of the Employment Agreements, each executive would also be entitled to a pro-rata portion of the annual bonus earned for the year in which the termination occurs, based on actual performance, payable at the end of the performance period. Assuming that terminations occurred on December 31, 2025, each named executive officer would be entitled to receive the amount already shown in the "Non-Equity Incentive Plan" column of the Summary Compensation Table pursuant to such provision.
(3)
The value was determined by multiplying the MTW common stock closing stock price on December 31, 2025 by the pro-rata portion of unvested RSUs.
(4)
The value was determined by multiplying the MTW common stock closing stock price on December 31, 2025 by the pro-rata portion of the target number of PSUs with performance periods ending after December 31, 2025.
(5)
Represents 24 months for Mr. Ravenscroft and 12 months for all the other NEO's of company-paid COBRA and outplacement benefits/assistance for up to $25,000 ($50,000 for Mr. Ravencroft).

Potential Payments upon a Change of Control

If the executive officer’s employment is terminated by the Company without cause or by the executive officer for good reason within the two-year period following a change of control, then, if the executive officer provides a separation agreement, the executive officer will be entitled to (1) severance in the amount of two times (three times, in the case of the Chief Executive Officer) the total of the executive officer’s base salary plus target annual bonus, (2) a pro rata portion of the executive officer’s annual bonus for the year of the termination, based on the Company’s actual performance, (3) health and medical insurance benefits for 24 months (36 months in the case of the Chief Executive Officer) and (4) outplacement benefits and assistance for 24 months (36 months, or such shorter period as may be required to comply with or be exempt from applicable tax regulations, in the case of the Chief Executive Officer), up to a cost of $25,000 ($50,000 in the case of the Chief Executive Officer). In addition, unless a more favorable result is provided under the Company’s equity incentive plan or an award agreement, (a) unvested stock options or stock appreciation rights will vest in full and be exercisable for up to 12 months, (b) unvested restricted stock or restricted stock units will vest in full and (c) unearned performance shares or performance share units will be deemed earned at the target level and fully vested. These change of control termination benefits would also apply if the executive officer’s employment were terminated by the Company without cause within the six months prior to a change of control and the executive officer can reasonably demonstrate that the termination was in connection with or in anticipation of the change of control.

The Employment Agreements define a “change of control” as the first to occur of (1) any person (subject to specified exceptions) becoming the beneficial owner of 30% or more of the combined voting power of the Company’s then outstanding securities, (2) the Company merging or consolidating with any other entity, subject to exceptions for mergers or consolidations that would not result in a change or more than 60% ownership or in any person acquiring more than 30% of the combined voting power of the Company’s then outstanding securities, (3) the Company or any subsidiary selling, assigning or otherwise transferring more than 50% of the Company’s assets, (4) the Company dissolving and liquidating

Post-Employment Compensation

substantially all of its assets or (5) a change in the majority of the Company’s Board of Directors (excluding changes resulting from new directors whose appointment or nomination was approved by a vote of at least two-thirds of the then-serving continuing directors).

The Employment Agreements include customary confidentiality and restrictive covenant provisions, including non-solicitation, non-competition, non-interference and non-disparagement provisions.

In accordance with SEC rules, the following table presents the estimated payouts that would be made upon a change of control or a change of control coupled with a termination of employment (other than for cause or retirement), assuming the triggering event or events occurred as of December 31, 2025. The Company has used the closing price of MTW common stock of $11.99 on December 31, 2025 for purposes of calculating the value of the unvested and accelerated RSUs and PSUs.

NAME	BASE SALARY(1) ($)	ANNUAL INCENTIVE-BASED COMPENSATION(2)	RESTRICTED SHARES(3) ($)	PERFORMANCE SHARES(4) ($)	BENEFITS(5) ($)	TOTAL ($)
Aaron H. Ravenscroft	3,030,000	3,333,000	4,530,134	5,594,159	135,162	16,622,455
Brian P. Regan	1,134,000	850,500	1,075,143	1,327,398	78,157	4,465,198
Leslie L. Middleton	1,134,000	850,500	902,955	1,113,952	81,214	4,082,621
Jennifer L. Peterson	974,000	633,100	681,080	841,580	81,214	3,210,973
James S. Cook	896,000	582,400	566,276	699,288	81,775	2,825,738
(1)
Represents three times Mr. Ravenscroft’s and two times each of the other NEO's base salary.
(2)
Represents three times Mr. Ravenscroft’s and two times each of the other NEO's target 2024 STIP.
(3)
The value was determined by multiplying the MTW common stock closing stock price on December 31, 2025 by the number of RSUs to be vested. These amounts would also be received on a change of control without a qualifying termination if the vesting of the equity awards is accelerated on such change of control.
(4)
The value was determined by multiplying the MTW common stock closing stock price on December 31, 2025 by the actual performance factor of 130.9% for the 2023 LTIP grant and the target number of PSUs in the 2024 and 2025 LTIP. These amounts would also be received on a change of control without a qualifying termination if the vesting of the equity awards is accelerated on such change of control.
(5)
Represents the value of 36 months for Mr. Ravenscroft and 24 months for the other NEOs of enrolled health & welfare benefits, and outplacement benefits/assistance for 24 months (36 months for the CEO) up to $25,000 ($50,000 for the CEO).

VI. CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information is provided about the relationship of the annual total compensation of the Company’s employees (other than the CEO) and the annual total compensation for the CEO, Mr. Ravenscroft. For 2025:

•
The annual total compensation of our median employee was reasonably estimated to be $70,834; and
•
The annual total compensation of Mr. Ravenscroft, as reported in the Summary Compensation Table, was $4,913,005.

Based upon the calculation of compensation for both the CEO and the median employee, the estimated ratio of CEO pay to median employee pay for 2025 was 69 to 1.

To calculate the ratio, the Company divided Mr. Ravenscroft’s annual total compensation by the annual total compensation of its median employee. To calculate Mr. Ravenscroft’s annual total compensation, the Company used the amount reported in the “Total” column of its Summary Compensation Table for 2025.

Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, the Company may identify its median employee for purposes of providing the pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year; provided that, during the last completed fiscal year, there has been no change in the employee population or employee compensation arrangements that the Company reasonably believes would result in a significant change to the prior year’s CEO pay ratio disclosure. The Company reviewed the changes in its employee population and employee compensatory arrangements and determined there has been no change in its employee population or employee compensatory arrangements that would significantly impact the 2025 CEO pay ratio disclosure and ultimately require the Company to identify a new median employee for 2025. As a result, the Company used the same median employee for the 2025 CEO pay ratio as it did for the 2024 CEO pay ratio. It calculated that median employee’s compensation for purposes of the 2025 CEO pay ration using the same rules used to calculate the total compensation of the Company’s NEOs reported in the Summary Compensation Table for 2025.

The pay ratios presented above are a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

VII. PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following information is provided regarding the relationship between the “compensation actually paid” (“CAP”) to the NEOs during the preceding five fiscal years, and the Company’s TSR, Net Income, and also Adjusted EBITDA, which in the Company’s assessment represents the most important financial performance measure (that is not otherwise required to be disclosed in the first table below) used by the Company to link the CAP of the NEOs for 2025 to its performance. In this section, ("PEO") means Principal Executive Officer, and ("SCT") means Summary Compensation Table.

					Value of Initial Fixed $100
					Investment Based On:
YEAR	SCT Total for Current PEO ($)	Compensation Actually Paid for Current PEO ($)(1)	Average SCT Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Manitowoc TSR ($)	Peer Group TSR ($)	Net Income ($ millions)	Adjusted EBITDA ($ millions)
2025	$5,052,437	$7,820,118	$1,383,015	$1,849,197	$90.08	$134.23	$7.2	$121.7
2024	$5,177,885	($396,591)	$1,338,002	$517,809	$68.60	$119.00	$55.8	$128.4
2023	$6,698,208	$11,925,536	$1,724,851	$2,367,435	$125.39	$106.71	$39.2	$175.3
2022	$5,576,471	$2,520,833	$1,147,526	$218,946	$68.82	$91.30	($123.6)	$143.1
2021	$4,952,777	$5,379,695	$1,823,565	$1,969,093	$139.67	$114.78	$11.0	$116.0

(1)
Amounts represent compensation “actually paid” to the Company's Principal Executive Officer ("PEO") and the average compensation actually paid to the Company's remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

YEAR	CURRENT PEO	NON-PEO NEOS
2025	Aaron H. Ravenscroft	Brian P. Regan; Leslie L. Middleton; Jennifer L. Peterson; James Cook
2024	Aaron H. Ravenscroft	Brian P. Regan; Leslie L. Middleton; Jennifer L. Peterson; James Cook
2023	Aaron H. Ravenscroft	Brian P. Regan; Leslie L. Middleton; Jennifer L. Peterson; James Cook
2022	Aaron H. Ravenscroft	David J. Antoniuk; Thomas L. Doerr Jr.; Leslie L. Middleton; Terrance L. Collins
2021	Aaron H. Ravenscroft	David J. Antoniuk; Thomas L. Doerr Jr.; Leslie L. Middleton; Terrance L. Collins

CURRENT PEO SCT TOTAL TO CAP RECONCILIATION

YEAR	Reported SCT Total for PEO ($)	Minus: Reported SCT Value of Equity Awards ($)(1)	Plus: Equity Award Adjustments ($)(2)	Compensation Actually Paid to PEO
2025	$5,052,437	$3,184,407	$5,952,088	$7,820,118
2024	$5,177,885	$3,684,622	($1,889,854)	($396,591)
2023	$6,698,208	$3,970,761	$9,198,089	$11,925,536
2022	$5,576,471	$3,484,556	$428,918	$2,520,833
2021	$4,952,777	$2,500,009	$2,926,927	$5,379,695
(1)
The amounts included are reported in the “Stock Awards” column of the Summary Compensation Table for each applicable year.
(2)
The equity award adjustments for each applicable year were calculated in accordance with the methodology required by Item 402(v) of Regulation S-K. The additions and deductions used in calculating the total equity award adjustments are provided in the table below for each fiscal year.

Pay Versus Performance

EQUITY RECONCILIATION DETAIL FOR CURRENT PEO

Equity Award Adjustments
YEAR	Year End Fair Value of Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($)	Year End Fair Value of Awards Granted in Prior Years Forfeited in the Year ($)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2025	$5,098,179	$392,256	$0	$461,654	$5,952,088
2024	$2,162,314	($3,434,603)	$0	($617,565)	($1,889,854)
2023	$4,755,247	$3,718,383	$0	$724,459	$9,198,089
2022	$1,750,374	($1,198,938)	$0	($122,518)	$428,918
2021	$2,751,917	$96,145	$0	$78,865	$2,926,927

AVERAGE NON-PEO SCT TOTAL TO CAP RECONCILIATION

YEAR	Reported SCT Total for Non-PEO NEOs ($)	Minus: Reported SCT Value of Equity Awards for Non-PEO NEOs ($)(1)	Plus: Equity Award Adjustments ($)(2)	Compensation Actually Paid to PEO
2025	$1,383,015	$567,229	$1,033,411	$1,849,197
2024	$1,338,002	$656,327	($163,866)	$517,809
2023	$1,724,851	$705,340	$1,347,925	$2,367,435
2022	$1,147,526	$480,034	($448,546)	$218,946
2021	$1,823,565	$841,093	$986,621	$1,969,093
(1)
The amounts included are reported in the “Stock Awards” column of the Summary Compensation Table for each applicable year.
(2)
The additions and deductions used in calculating the total average equity award adjustments are provided in the table below for each fiscal year.

EQUITY RECONCILIATION DETAIL FOR NON-PEO NEO'S

Equity Award Adjustments
YEAR	Year End Fair Value of Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Awards ($)	Year End Fair Value of Awards Granted in Prior Years Forfeited in the Year ($)	Year over Year Change in Fair Value of Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2025	$908,123	$69,594	$0	$55,694	$1,033,411
2024	$385,164	($474,597)	$0	($74,433)	($163,866)
2023	$844,691	$413,650	$0	$89,584	$1,347,925
2022	$115,010	($259,049)	($204,310)	($100,197)	($448,546)
2021	$925,844	$63,699	$0	($2,922)	$986,621

Most Important Performance Measures

The following performance measures represent the most important financial performance measures used by the Company to link compensation actually paid to its NEOs for 2025:

•
Adjusted EBITDA
•
Adjusted EBITDA Average for the 3-year period
•
Days Inventory Outstanding
•
Non-New Machine Sales

Relationship Between Financial Performance Measures

The graphs below depict the relationship between (i) the compensation actually paid to the Company's PEO and the average of the compensation actually paid to its remaining NEOs, and (ii) the Company's cumulative TSR, Peer Group TSR, Net Income, and Adjusted EBITDA, in each case, for the

Pay Versus Performance

fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025. TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Pay Versus Performance

MISCELLANEOUS

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and any owner of greater than 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission concerning their ownership of the Company's Common Stock. Based solely upon information provided to the Company by individual directors and executive officers, the Company believes that, during the year ended December 31, 2025, all of its directors and executive officers and owners of greater than 10% of the Company's Common Stock complied with the Section 16(a) filing requirements.

Other Matters

Management knows of no business that will be presented for action at the 2026 Annual Meeting other than as set forth in the Notice of Annual Meeting accompanying this Proxy Statement. If other matters do properly come before the 2026 Annual Meeting, proxies will be voted in accordance with the best judgment of the person or persons exercising authority conferred by such proxies.

Shareholder Proposals

Proposals that shareholders of the Company intend to present at and have included in the Company’s Proxy Materials for the 2027 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), must be received no later than November 20, 2026, at the Company’s principal executive offices, One Park Plaza, 11270 West Park Place, Suite 1000, Milwaukee, Wisconsin 53224, directed to the attention of our Secretary.

Under the Company’s Restated By-laws, written notice of shareholder proposals and director nominations for the 2027 Annual Meeting of Shareholders of the Company that are not intended to be considered for inclusion in the Company's 2027 Annual Meeting Proxy Materials (shareholder proposals submitted outside the processes of Rule 14a-8 and nominations of persons for election as directors) must be received not prior to January 4, 2027 nor after January 29, 2027, directed to the attention of our Secretary, and such notice must contain the information specified in the Company’s Restated By-laws. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Securities Exchange Act of 1934 not prior to January 4, 2027 and not later than January 29, 2027.

Annual Report

A copy (without exhibits) of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2025 is available online at www.proxyvote.com and also through the Company’s website: www.manitowoc.com. In addition, the Company will provide to any shareholder, without charge, upon written request of such shareholder, an additional copy of such Annual Report and a copy of any other document referenced in this Proxy Statement as being available to a shareholder upon request. Such requests should be addressed to the Company's Secretary, The Manitowoc Company, Inc., One Park Plaza, 11270 West Park Place, Suite 1000, Milwaukee, Wisconsin 53224.

Householding Information

The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of Proxy Materials will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce

Miscellaneous

the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect any dividend check mailings. If you and other shareholders of record with whom you share an address currently receive multiple copies of Annual Reports and/or Proxy Statements, or if you hold stock in more than one account and in either case, you wish to receive only a single copy of the Annual Report or Proxy Statement for your household, please contact our Secretary (in writing: The Manitowoc Company, Inc., One Park Plaza, 11270 West Park Place, Suite 1000, Milwaukee, Wisconsin 53224, by telephone: 414-760-4600) with the names in which all accounts are registered. If you participate in householding and wish to receive a separate copy of the 2025 Annual Report or this Proxy Statement, please contact the Company’s Secretary at the above address or phone number. The Company will deliver the requested documents to you promptly upon your request. Beneficial shareholders can request information about householding from their banks, brokers, or other holders of record.

It is important that proxies be returned promptly. Whether or not you expect to attend by virtual presence online at the 2026 Annual Meeting, you are requested to complete, date, sign, and return the proxy card as soon as possible.

By Order of the Board of Directors

Jennifer L. Peterson
Executive Vice President, General Counsel and Secretary

Milwaukee, Wisconsin, March 20, 2026

Annex A: Non-GAAP Reconciliation

Adjusted EBITDA and Adjusted EBITDA Percent

The reconciliation provided below reconciles Adjusted EBITDA (a non-GAAP financial measure) to net income (loss) (the most directly comparable GAAP financial measure), and Adjusted EBITDA Percent for the years ended December 31, 2025, 2024, and 2023 (dollars in millions).

	2025	2024	2023
Net income	$7.2	$55.8	$39.2
Interest expense and amortization of deferred financing fees	39.2	39.7	35.2
Provision (benefit) for income taxes	5.2	(44.1)	5.0
Depreciation expense	59.9	60.0	56.6
Amortization of intangible assets	3.1	2.9	3.2
EBITDA	114.6	114.3	139.2
Restructuring expense	4.9	4.6	1.3
Other non-recurring items - net(1)	-	9.1	21.8
Other expense - net(2)	2.2	0.4	13.0
Adjusted EBITDA	$121.7	$128.4	$175.3
Net sales	$2,240.9	$2,178.0	$2,227.8
Adjusted EBITDA Percent	5.4%	5.9%	7.9%
Year Ending 2025 3-Year Average Adjusted EBITDA Percent	6.4%

(1)
Other non-recurring items - net for the year ended December 31, 2024 relate to $8.9 million of costs associated with a legal matter with the U.S. EPA and $0.2 million of one-time costs. Other non-recurring items - net for the year ended December 31, 2023 relate to $21.2 million of costs associated with a legal matter with the U.S. EPA and $0.6 million of one-time costs.
(2)
Other expense - net includes net foreign currency gains (losses), other components of net periodic pension costs and other items in the years ended December 31, 2025, 2024, and 2023. Other expense – net for the year ended December 31, 2023 includes a $9.3 million write-off of non-cash foreign currency translation adjustments from the curtailment of operations in Russia.

A - 1

Annex b: The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan,

as proposed to be Amended and restated EFFECTIVE AS OF May 5, 2026

1.
Purpose, Effective Date and Definitions.
a.
Purpose. The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase shareholder value. The Plan will accomplish these objectives by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that this Plan provides.
b.
Effective Date. This Plan became effective on May 6, 2025, the date on which the Plan was approved by the Company’s shareholders (the “Effective Date”). The Company’s 2013 Omnibus Incentive Plan (the “Prior Plan”) terminated on the Effective Date, and no new awards may be granted under the Prior Plan after its termination date; provided that the Prior Plan shall continue to govern awards outstanding as of the date of the Prior Plan’s termination and such awards shall continue in force and effect until terminated pursuant to their terms. This Plan is being amended and restated effective as of the date of the Company’s 2026 annual meeting, contingent on shareholder approval at such meeting.
c.
Definitions. Capitalized terms used and not otherwise defined in various sections of the Plan have the meanings given in Section 21.
2.
Administration.
a.
Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to:
i.
determine the provisions of an Award agreement;
ii.
interpret the provisions of this Plan and any Award agreement;
iii.
prescribe, amend and rescind rules and regulations relating to this Plan;
iv.
correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and
v.
make all other determinations necessary or advisable for the administration of this Plan.

All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

b.
Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors who are also non-employee directors within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.
c.
No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 2(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s by-laws permit.
3.
Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s granting of an Award to a Participant will not require the Administrator to grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.
4.
Grants of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary (that qualifies under Code Section 422) may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 16(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).
5.
Shares Reserved under this Plan.
a.
Plan Reserve. An aggregate of 3,600,000 Shares are reserved for issuance under this Plan (the “Plan Reserve”). The Plan Reserve is subject to adjustment as provided in Section 18. The Shares reserved for issuance under this Plan may be either authorized and unissued Shares or shares reacquired at any time and now or hereafter held as treasury stock. No more than 3,600,000 Shares may be issued upon the exercise of incentive stock options. For purposes of determining the aggregate number of Shares reserved for issuance under this Plan, any fractional Share shall be rounded to the next highest full Share.
b.
Depletion of Plan Reserve. With respect to Awards that are settleable in Stock (or may be settled in either cash or Stock), the Plan Reserve will be depleted, at the time an Award is granted, by the maximum number of Shares with respect to which such Award is granted.
c.
Replenishment of Plan Reserve. The following Shares will be recredited to the Plan Reserve in the same number as they depleted the reserve:
i.
Shares that will not be issued under an Award (whether due currently or on a deferred basis) due to its lapse, expiration, termination, cancellation or any other circumstance;
ii.
Shares forfeited under an Award; and
iii.
Shares issued under any Award that the Company subsequently reacquires pursuant to rights reserved upon the issuance of the Shares.

Notwithstanding the foregoing:

(A) Shares recredited to the Plan Reserve pursuant to clause (iii) may not be issued pursuant to incentive stock options; and

(B) in no event will the following Shares be recredited to the Plan Reserve: (x) Shares tendered or withheld in payment of the exercise or strike price of an Option or SAR or as a result of the net settlement of an outstanding Option or SAR; (y) Shares withheld to satisfy tax withholding obligations; and (z) Shares purchased by the Company using proceeds from the exercise price of an Option.

d.
Addition of Shares from Prior Plan. After the Effective Date, if any Shares subject to awards granted under the Prior Plan would again have become available for new grants under the terms of the Prior Plan if the Prior Plan were still in effect, then those Shares will become available for the purpose of granting Awards under this Plan in the same number as the related awards depleted the reserve under the Prior Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under Section 5(a).
e.
Director Award Limit. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to any individual Non-Employee Director during a fiscal year of the Company, when added to any cash compensation received by such Non-Employee Director in the same fiscal year, in each case for service as a Non-Employee Director, exceed $1,500,000.
6.
Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date on which the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant (unless the Option complies with or is otherwise exempt from Code Section 409A); (e) the terms and conditions of vesting and exercise; and (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. Except to the extent the Administrator determines otherwise, a Participant may exercise an Option in whole or part after the right to exercise the Option has accrued, provided that any partial exercise must be for one hundred (100) Shares or multiples thereof. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. Unless restricted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options made be made by:

(a) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares,

(b) delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price,

(c) surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or

(d) any combination of (w), (x) and/or (y).

Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

7.
Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof.
8.
Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) whether the restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and all or a portion of the Performance Goals subject to an Award shall be deemed achieved, upon a Participant’s death, Disability or Retirement; (d) the length of the vesting and/or performance period (subject to Sections 13 and 18) and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or a combination thereof.

Except to the extent otherwise set forth in an Award agreement:

a.
Following the issuance of Shares of Restricted Stock to a Participant and before the Shares are fully vested, the Participant shall be entitled to exercise full voting rights with respect to such Shares. Dividends and other distributions with respect to such Shares of Restricted Stock shall be governed by Section 11.
b.
Subject to Section 14, Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be subject to the transfer restrictions set forth in Section 15 and to forfeiture upon termination of employment or service until the vesting and/or performance conditions set forth in the Award agreement have been satisfied.
c.
A Participant shall not be entitled to, and shall agree to waive or otherwise surrender, any rights to vote or receive dividends or other distributions paid, or any other shareholder rights, with respect to Performance Shares, Performance Units valued in Shares or Restricted Stock Units that are granted to the Participant until after the Performance Shares have been earned or the Company has issued Shares in settlement of the Performance Units or Restricted Stock Units in accordance with the Award agreement. Any Dividend Equivalent Units granted with respect to such Awards shall be governed by Section 11.
9.
Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement, or such other circumstances as the Administrator may specify.
10.
Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement, or such other circumstances as the Administrator may specify.
11.
Dividends and Dividend Equivalent Units.
a.
Prohibitions. In no event may dividends or Dividend Equivalent Units be awarded with respect to Options, SARs or any other Award that is not a Full-Value Award. Notwithstanding anything to the contrary in this Plan, and for the avoidance of doubt, this Plan expressly prohibits the payment of dividends or Dividend Equivalent Units on unvested Awards for all equity Award types.
b.
Dividends. Shares of Restricted Stock will automatically be credited with dividends and other distributions to the extent dividends or other distributions are paid on the Stock following the grant date of such Restricted Stock. However, if cash dividends or other cash distributions are paid with respect to Shares of Restricted Stock while such Shares are unvested, then such dividends or other distributions will either, at the discretion of the Administrator, be (i) automatically reinvested as additional Shares of

Restricted Stock that are subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock, or (ii) paid in cash at the same time and the same extent that the Restricted Stock vests. Any dividends or other distributions paid in the form of shares shall be subject to the same terms and conditions, including the risk of forfeiture, as the original grant of Restricted Stock. For clarity, in no event will dividends or other distributions be paid to a Participant with respect to Restricted Stock unless, until and to the same extent as the underlying Restricted Stock vests.
c.
Dividend Equivalent Units. The Administrator may grant Dividend Equivalent Units only in tandem with Full-Value Awards, other than Restricted Stock. Dividend Equivalent Units will either, at the discretion of the Administrator, be (i) accumulated and paid, in cash or Shares in the Administrator’s discretion, at the same time and to the same extent that the tandem Award vests or is earned or (ii) reinvested in additional units that are subject to the same terms and conditions (including vesting and forfeiture) as the tandem Award. For clarity, in no event will a Participant receive payment with respect to a Dividend Equivalent Unit unless, until and to the same extent as the tandem Award vests and is paid. The Administrator may otherwise determine all terms and conditions of each award of Dividend Equivalent Units, subject to the terms of this Plan.
12.
Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to Participants other types of Awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares, either alone or in addition to or in conjunction with other Awards, and payable in Stock or cash. Without limitation except as provided herein (and subject to the limitations of Section 16(e)), such Award may include the issuance of shares of unrestricted Stock, which may be awarded in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of Performance Goals or otherwise, or rights to acquire Stock from the Company. The Administrator shall determine all terms and conditions of the Award, including but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100% of Fair Market Value on the date of the Award.
13.
Minimum Vesting Period; Discretion to Accelerate.
a.
Minimum Vesting Period. Notwithstanding anything herein to the contrary, all equity Awards granted under the Plan shall have a minimum vesting period of one year from the date of grant, provided that such minimum vesting period will not apply in connection with (i) a Change of Control as provided in Section 18(c), (ii) a Participant’s termination due to death or Disability, (iii) a substitute award that does not reduce the vesting period of the award being replaced, or (iv) Awards with respect to up to 5% of the total number of Shares reserved pursuant to Section 5(a). For purposes of Awards granted to Non-Employee Directors, “one year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.
b.
Discretion to Accelerate. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting period of an Award, in connection with a Participant’s death, Disability, Retirement or termination by the Company without Cause or upon a Change of Control.
14.
Effect of Termination on Awards. If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of the Participant’s termination of employment or service on the Participant’s Awards, then such agreement shall control. In any other case, except as otherwise provided by the Administrator in an Award agreement or as otherwise determined by the Administrator prior to or at the time of termination of a Participant’s employment or service, the following provisions shall apply upon a Participant’s termination of employment or service with the Company and its Affiliates.
a.
Termination of Employment or Service. If a Participant’s service with the Company and its Affiliates as an employee or a Director ends for any reason other than (i) a termination for Cause, (ii) death, (iii) Disability or (iv) Retirement, then:
i.
Any outstanding unvested Options or SARs shall be forfeited immediately upon such termination, and any outstanding vested Options or SARs shall be exercisable until the earlier of (A) six (6) months following the Participant’s termination date and (B) the expiration date of the Option or SAR under the terms of the applicable Award agreement; provided that, if the Option was granted to a Director, then the vested Options or SARs shall be exercisable until the earlier of twelve (12) months following the Participant’s termination date and the expiration date.
ii.
All other outstanding Awards made to the Participant, to the extent not then earned, vested or paid to the Participant, shall terminate on the Participant’s last day of employment or service.
b.
Death, Disability or Retirement of Participant. If a Participant dies during employment with the Company and its Affiliates or while a Director, or if a Participant’s service terminates as a result of Disability or Retirement, then:
i.
All outstanding Options or SARs shall become fully vested and exercisable by the Participant or, in the case of death, by the Participant’s estate or the person who has acquired the right to exercise such Awards by bequest or inheritance, as follows:
1.
In the case of the Participant’s death, until the earlier of twelve (12) months following the date of the Participant’s death and the expiration date of the Option or SAR.
2.
In the case of a termination as a result of Disability, until the earlier of twelve (12) months following the date of the termination and the expiration date of the Option or SAR.

3.
In the case of a termination as a result of Retirement, until the earlier of ten (10) years following the date of the Participant’s Retirement and the expiration date of the Option or SAR.
ii.
All restrictions on all outstanding Awards of Restricted Stock or Restricted Units that are not Performance Awards, including all related Dividend Equivalent Units, shall be deemed to have lapsed, and such Awards shall become fully vested, upon the date of death or termination, as applicable.
iii.
All outstanding Awards of Performance Shares and Performance Units, including all related Dividend Equivalent Units, shall be paid in either unrestricted shares of Stock or cash, as the case may be, following the end of the performance period and based on achievement of the Performance Goals established for such Awards, as if the Participant had not died or terminated service, as applicable, but prorated based on the portion of the performance period that the Participant has completed at the time of death or termination of service.
iv.
All other outstanding Awards made to the Participant, to the extent not then earned, vested or paid to the Participant, shall terminate on the Participant’s last day of employment or service.
c.
Termination for Cause. If a Participant’s employment with the Company and its Affiliates or service as a Director is terminated for Cause, all Awards and grants of every type, whether or not then vested, shall terminate no later than the Participant’s last day of employment. The Committee shall have discretion to waive the application of this Section 14(c) in whole or in part and to determine whether the event or conduct at issue constitutes Cause for termination.
d.
Time of Termination. For purposes of this Section 14, termination of service shall be deemed to occur at 11:59 p.m. (Central Time) on the relevant date described above, except that, if the Participant is terminated for Cause, then the termination shall occur immediately at the time of such termination.
e.
Consultants and Other Stock-Based Awards. The Administrator shall have the discretion to determine, at the time an Award is made, the effect of the termination of service of a Consultant on Awards held by such individual, and the effect on other Stock-based Awards of the Participant’s termination of employment or service with the Company and its Affiliates.
15.
Restrictions on Transfer, Encumbrance and Disposition. No Award granted under this Plan may be sold, assigned, mortgaged, pledged, exchanged, hypothecated or otherwise transferred, or encumbered or disposed of, by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant such Awards may be exercised only by the Participant or the Participant’s legal representative or by the permitted transferee of such Participant as hereinafter provided (or by the legal representative of such permitted transferee). Notwithstanding the foregoing, (a) except to the extent prohibited or limited by an Award agreement, any policy of the Company or the Administrator, a Participant may transfer Awards to (i) his or her spouse, children or grandchildren (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a partnership in which such Immediate Family Members are the only partners; provided that the transfer will be effective only if the Participant receives no consideration for such transfer; and (b) a Participant may transfer an Award if permitted by the Administrator. Subsequent transfers of transferred Awards are prohibited except transfers to those persons or entities to which the Participant could have transferred such Awards or transfers otherwise made in accordance with this Section 15. Any attempted transfer not permitted by this Section 15 shall be null and void and have no legal effect. The restrictions set forth in this Section 15, and any risk of forfeiture applicable to an Award, shall be enforceable against any transferee of an Award.
16.
Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
a.
Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 16(b), this Plan will terminate on the earlier of (i) the date all Shares reserved for issuance have been issued, or (ii) the tenth (10th) anniversary of the Effective Date.
b.
Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
i.
the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;
ii.
shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and
iii.
shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 5(a) (except as permitted by Section 18), (B) an amendment to expand the group of individuals that may become Participants, or (C) an amendment that would diminish the shareholder protections afforded by Section 16(e).
c.
Amendment, Modification, Cancellation and Disgorgement of Awards.
i.
Except as provided in Section 16(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 18 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.
ii.
Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.
iii.
Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.
iv.
Unless the Award agreement specifies otherwise, the Administrator may cancel any Award at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan.
d.
Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 16 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.
e.
Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 18, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.
f.
Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 16(b).

In addition, if an Award is held by a Participant who is employed or residing in a foreign country and the amount payable or Shares issuable under such Award would be taxable to the Participant under Code Section 457A in the year such Award is no longer subject to a substantial risk of forfeiture, then the amount payable or Shares issuable under such Award shall be paid or issued to the Participant as soon as practicable after such substantial risk of forfeiture lapses (or, for Awards that are not considered nonqualified deferred compensation subject to Code Section 409A, no later than the end of the short-term deferral period permitted by Code Section 457A) notwithstanding anything in this Plan or the Award agreement to contrary.

g.
Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.
17.
Taxes.
a.
Withholding. In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts (collectively, the “Tax Obligations”) in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy the Tax Obligations by any of the following, unless the Administrator has provided otherwise in an Award agreement:
i.
By deducting (or requiring an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash or Shares otherwise deliverable or vesting under an Award having a Fair Market Value equal to the Tax Obligations;

ii.
By requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of the Tax Obligations;
iii.
If Shares have been delivered under an Award, by requiring such Participant to tender Shares having a Fair Market Value equal to the Tax Obligations back to the Company, promptly on demand; or
iv.
If Shares are deliverable upon exercise or payment of an Award, by permitting a Participant to elect to satisfy all or a portion of the Tax Obligations by (A) having the Company or its Affiliate withhold Shares otherwise issuable under the Award, (B) tendering back Shares received in connection with such Award or (C) delivering other previously owned Shares, in each case having a Fair Market Value equal to the Tax Obligations.

Notwithstanding the foregoing, in the case of clauses (iii) or (iv), the Fair Market Value of such Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.

If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

Notwithstanding the foregoing, unless otherwise provided in an Award agreement or by the Administrator, Section 16 Participants may satisfy the Participant’s Tax Obligations with respect to the Participant’s Awards by having the Company withhold Shares otherwise issuable under the Award having a Fair Market Value equal to the Tax Obligations. By approving this Plan, the Board approves such withholding of Shares for purposes of Rule 16b-3 promulgated under the Exchange Act.

b.
No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
c.
Participant Responsibilities. If a Participant shall dispose of Stock acquired through exercise of an incentive stock option within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company in writing within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company in writing within seven (7) days of the date the Participant makes such an election.
18.
Adjustment Provisions; Change of Control.
a.
Adjustment of Shares. If:
i.
the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged;
ii.
the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property;
iii.
the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or
iv.
any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust as applicable: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Section 5(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

For the avoidance of doubt, the grant of an Award shall not affect in any way the right or power of the Company or any of its Affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s or such Affiliate’s capital structure or business, or any merger, consolidation or business combination of the Company or such Affiliate, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Stock or the rights of the holders of Stock, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business or any other Company or Affiliate action or proceeding, whether of a similar character or otherwise.

b.
Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.
c.
Change of Control. To the extent the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control with respect to the Participant’s Awards, such agreement or policy shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:
i.
each holder of an Option or SAR shall have the right at any time thereafter to exercise the Option or SAR in full whether or not the Option or SAR was theretofore exercisable; provided that the Company may elect to cancel all outstanding Options or SARs in exchange for a cash payment equal to the excess of the Change of Control Price over the exercise price of the Shares subject to such Option or SAR upon the Change of Control (or for no cash payment if such excess is zero);
ii.
Shares of Restricted Stock and Restricted Stock Units that are not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock or Restricted Stock Units shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the Change of Control Price of such Restricted Stock or Restricted Stock Units; provided that the Company may elect to cancel each outstanding Restricted Stock Unit in exchange for a cash payment equal to the Change of Control Price upon the Change of Control;
iii.
each holder of a Performance Share and/or Performance Unit for which the performance period has not expired shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of the Performance Share and/or Performance Unit, an amount of cash equal to the product of the value of the Performance Share and/or Performance Unit, assuming the greater of target or projected actual performance (based on the assumption that the applicable Performance Goals continue to be achieved at the same rate through the end of the performance period as they are at the time of the Change of Control), and a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; provided that the Company may elect to cancel each outstanding Performance Unit in exchange for a cash payment equal to the value of such Performance Unit;
iv.
all Incentive Awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, as if the Performance Goals are attained as of the effective date of the Change of Control, by taking the product of (A) the sum of (1) average of the Annual Incentive Award earned by the Participant during the Company’s latest three consecutive fiscal years, and (2) the greater of target or projected actual performance (based on the assumption that the applicable Performance Goals continue to be achieved at the same rate through the end of the performance period as they are at the time of the Change of Control) for any Long-Term Incentive Award, and (B) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;
v.
each holder of an Incentive Award, Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Incentive Award, Performance Share and/or Performance Unit;

vi.
each holder of a Dividend Equivalent Unit shall be entitled to receive a cash payment equal to the value of the Dividend Equivalent Unit as of the date of the Change of Control; provided that such payment will be prorated to the extent, if at all, any related Award is settled on a pro rata basis; and
vii.
each holder of any type of Award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the Award as of the date of the Change of Control.

For purposes of this Section 18, the “value” of a Performance Share shall be equal to, and the “value” of a Performance Unit for which the value is equal to the Fair Market Value of Shares shall be based on, the Change of Control Price.

Notwithstanding anything to the contrary in this Section 18(c), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 18(c) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

d.
Application of Limits on Payments.
i.
Determination of Cap or Payment. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if any payments or benefits paid by the Company pursuant to this Plan, including any accelerated vesting or similar provisions (“Plan Payments”), would cause some or all of the Plan Payments in conjunction with any other payments made to or benefits received by a Participant in connection with a Change of Control (such payments or benefits, together with the Plan Payments, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 18(d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (A) in full or (B) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (A) or (B) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).
ii.
Procedures.
1.
If a Participant or the Company believes that a payment or benefit due the Participant will result in some or all of the Total Payments being subject to the Excise Tax, then the Company, at its expense, shall obtain the opinion (which need not be unqualified) of nationally recognized tax counsel (“National Tax Counsel”) selected by the Company (which may be regular outside counsel to the Company), which opinion sets forth (1) the amount of the Base Period Income (as defined below), (2) the amount and present value of the Total Payments, (3) the amount and present value of any excess parachute payments determined without regard to any reduction of Total Payments pursuant to Section 18(d), and (4) the net after-tax proceeds to the Participant, taking into account applicable federal, state and local income taxes and the Excise Tax if (x) the Total Payments were delivered in accordance with Section 18(d)(i)(A) or (y) the Total Payments were delivered in accordance with Section 18(d)(i)(B). The opinion of National Tax Counsel shall be addressed to the Company and the Participant and shall be binding upon the Company and the Participant. If such National Tax Counsel opinion determines that Section 18(d)(i)(B) applies, then the Plan Payments or any other payment or benefit determined by such counsel to be includable in the Total Payments shall be reduced or eliminated so that under the bases of calculations set forth in such opinion there will be no excess parachute payment. In such event, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).
2.
For purposes of this Section 18: (1) the terms “excess parachute payment” and “parachute payments” shall have the meanings given in Code Section 280G and such “parachute payments” shall be valued as provided therein; (2) present value shall be calculated in accordance with Code Section 280G(d)(4); (3) the term “Base Period Income” means an amount equal to the Participant’s “annualized includible compensation for the base period” as defined in Code Section 280G(d)(1); (4) for purposes of the opinion of National Tax Counsel, the value of any noncash benefits or any deferred payment or benefit shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4); and (5) the Participant shall be deemed to pay federal income tax and employment taxes at the highest marginal rate of federal income and employment taxation, and state and local income taxes at the highest marginal rate of taxation in the state or locality of the Participant’s domicile, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

3.
If National Tax Counsel so requests in connection with the opinion required by this Section 18(d)(ii), the Company shall obtain, at the Company’s expense, and the National Tax Counsel may rely on, the advice of a firm of recognized executive compensation consultants as to the reasonableness of any item of compensation to be received by the Participant solely with respect to its status under Code Section 280G.
4.
The Company agrees to bear all costs associated with, and to indemnify and hold harmless the National Tax Counsel from, any and all claims, damages and expenses resulting from or relating to its determinations pursuant to this Section 18, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of such firm.
5.
This Section 18 shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 18 shall be cancelled without further effect.
19.
Data Privacy. Participants who wish to review the data privacy policy should contact their local Human Resources department.
20.
Miscellaneous.
a.
Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan, including, without limitation, provisions for:
i.
one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Administrator determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);
ii.
restrictions on resale or other disposition of Shares; and
iii.
compliance with federal or state securities laws and stock exchange requirements.
b.
Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:
i.
a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
ii.
a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;
iii.
a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and
iv.
a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required for compliance with Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

c.
No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.
d.
Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.
e.
Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.
f.
Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.
g.
Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.
h.
Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and this Plan is not to be construed with reference to such titles.
i.
Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would disqualify this Plan, any award agreement or any Award under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.
21.
Definitions. Capitalized terms used in this Plan or any Award agreement have the following meanings, unless the Award agreement otherwise provides:
a.
“Administrator” means the Committee or the Board; provided that, to the extent the Committee or the Board has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company, or the Board has delegated such authority and responsibility to another committee, in each case as permitted by Section 2(b), the term “Administrator” shall also mean such officer, officers or other committee, as applicable.
b.
“Affiliate” shall have the meaning given in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.
c.
“Applicable Exchange” means the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.
d.
“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Shares, an Annual Incentive Award, a Long-Term Incentive Award, Dividend Equivalent Units or any other type of award permitted under the Plan.
e.
“Board” means the Board of Directors of the Company.
f.
“Cause” means any of the following as determined by the Company: (i) with respect to Participants other than Non-Employee Directors, (A) the failure of the Participant to perform or observe any of the material terms or provisions of any written employment agreement between the Participant and the Company or its Affiliates or, if no written agreement exists, the gross dereliction of the Participant’s duties (for reasons other than the Participant’s Disability) with respect to the Company or its Affiliates; (B) the failure of the Participant to comply fully with the lawful directives of the Board or the board of directors of an Affiliate of the Company, as applicable, or the officers or supervisory employees to whom the Participant reports; (C) the

Participant’s dishonesty, misconduct, misappropriation of funds, or disloyalty or disparagement of the Company, any of its Affiliates or its management or employees; or (D) other proper cause determined in good faith by the Administrator; or (ii) with respect to Non-Employee Directors, (A) fraud or intentional misrepresentation; (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Affiliates; or (C) any other gross or willful misconduct as determined by the Committee, in its sole and conclusive discretion.
g.
“Change of Control” means the first to occur of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to “the Company”):
i.
Any “Person,” as that term is defined in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “Beneficial Owner” (as that term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or
ii.
The Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “Person” (as defined above) acquires thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and shares of the Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares of the Stock outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;
iii.
The Company or any Affiliate sells, assigns or otherwise transfers assets in a transaction or series of related transactions, if the aggregate market value of the assets so sold, assigned or otherwise transferred exceeds fifty percent (50%) of the Company’s consolidated book value, determined by the Company in accordance with generally accepted accounting principles, measured at the time at which such transaction occurs or the first of such series of related transactions occurs; provided that such a transfer effected pursuant to a spin-off or split-up where shareholders of the Company retain ownership of the transferred assets proportionate to their pro rata ownership interest in the Company shall not be deemed a “Change of Control”;
iv.
The Company dissolves and liquidates substantially all of its assets; or
v.
At any time after the Effective Date when the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company shareholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the definition of “Change of Control” herein shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change in control event under Code Section 409A to the extent necessary to comply with the requirements of Code Section 409A.

h.
“Change of Control Price” means the highest of the following: (i) the Fair Market Value of the Shares, as determined on the date of the Change of Control; (ii) the highest price per Share paid in the Change of Control transaction; or (iii) the Fair Market Value of the Shares, calculated on the date of surrender of the relevant Award in accordance with Section 18(c), but this clause (iii) shall not apply if in the Change of Control transaction, or pursuant to an agreement to which the Company is a party governing the Change of Control transaction, all of the Shares are purchased for and/or converted into the right to receive a current payment of cash and no other securities or other property.
i.
“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
j.
“Committee” means the Compensation Committee of the Board, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors who are also non-employee directors within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act (not fewer than two (2)) to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor rule.
k.
“Company” means The Manitowoc Company, Inc., a Wisconsin corporation, or any successor thereto.

l.
“Director” means a member of the Board; and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.
m.
"Disability" means disability as defined in the Company’s long-term disability plan covering exempt salaried employees, except as otherwise determined by the Administrator and set forth in an Award agreement. The Administrator shall make the determination of Disability and may request such evidence of disability as it reasonably determines.
n.
“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other distributions paid with respect to a Share as described in Section 11.
o.
“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.
p.
“Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Administrator does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares.
q.
“Full-Value Award” means Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units denominated in Shares and any other Award under which the value of the Award is measured as the full value of a Share, rather than the increase in the value of a Share.
r.
“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 9 and “Long-Term Incentive Awards” as described in Section 10.
s.
“Option” means the right to purchase Shares at a stated price for a specified period of time.
t.
“Participant” means an individual selected by the Administrator to receive an Award.
u.
“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award. The Performance Goals may, without limitation, relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: revenue; cash flow; total shareholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; cost of goods sold; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; Fair Market Value of Shares; basic earnings per share; diluted earnings per share; return on shareholder equity; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); accounts receivable; average inventories (calculated by taking the average of inventories at the end of each month); inventories; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; current assets; non-interest bearing current liabilities; net property, plant and equipment; operating assets; capitalized research and development; goodwill; accumulated amortization of goodwill; goodwill impairment; capital; cost of capital; cost of equity; cost of debt; bad debt reserves; inventory reserves; taxes; or a combination of the foregoing. As to each Performance Goal, the relevant measurement of performance shall, unless otherwise determined by the Administrator, be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Administrator, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions, dispositions or recapitalizations; (vii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (viii) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed periodic or current reports, its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report. In addition, the Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company. Where applicable, the

Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.
v.
“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.
w.
“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met) as described in Section 8.
x.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).
y.
“Plan” means The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan, as may be amended from time to time.
z.
“Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.
aa.
“Restricted Stock Unit” means the right to receive a cash payment and/or Shares equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, as described in Section 8.
bb.
“Retirement” means, except as otherwise determined by the Administrator and set forth in an Award agreement, (i) with respect to Participants (other than Non-Employee Directors) who are based in the United States, termination of employment or service with the Company and its Affiliates on or after the date the Participant has both attained age sixty (60) and completed five (5) years of service with the Company and its Affiliates, and (ii) with respect to Participants (other than Non-Employee Directors) who are based outside the United States, termination of employment or service with the Company and its Affiliates on or after the applicable statutory or actual retirement age that is prescribed by law in the jurisdiction of the employing entity or where the Participant is located or if no such statutory age is prescribed, in circumstances where the Participant represents to the Company that they intend to indefinitely withdraw from the workplace as determined by the Administrator in its discretion, and (iii) with respect to Participants who are Non-Employee Directors, the Non-Employee Director’s removal (other than for Cause), non-election (other than for Cause) or resignation on or after reaching the mandatory retirement age set forth in the Company’s Corporate Governance Guidelines.
cc.
“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
dd.
“Share” means a share of Stock.
ee.
“Stock” means the Common Stock of the Company.
ff.
“Stock Appreciation Right” or “SAR” means the right to receive cash, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.
gg.
“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

ADDENDUM TO THE MANITOWOC COMPANY, INC.

2025 OMNIBUS INCENTIVE PLAN

APPLICABLE TO EMPLOYEES AND MANAGING DIRECTORS WHO ARE TAX

RESIDENTS OF FRANCE

The terms and conditions detailed below are to be read in conjunction with The Manitowoc Company, Inc 2025 Omnibus Incentive Plan (hereinafter the “Plan”). Defined terms hereinafter are to have the same meaning as that stated in the Plan.

ARTICLE I. SCOPE OF THE ADDENDUM

This Addendum only governs the grant of the Options to employees of any direct or indirect French subsidiaries of The Manitowoc Company, Inc. and its subsidiaries and affiliates (hereinafter “the Manitowoc Group”) (in accordance with article L 225-180 of the new “Code de Commerce”), and not the other Awards provided for in the Plan.

Notwithstanding any other provisions of the Plan not referred to in this Addendum, the following provisions/amendments are applicable to such employees in respect of the Options. These provisions constitute either exceptions to provisions of the same nature provided for in the Plan, or additional rules to these documents, so that the Options qualify as options under French law for favorable social and tax regime.

ARTICLE II. GRANT OF OPTIONS

2.1 Granting Period.

The authorization given by the shareholders’ meeting of The Manitowoc Company, Inc. to the Board of Directors and the Compensation Committee (hereinafter the “Committee”) for granting the Options is limited to thirty-eight (38) months as from the date of this shareholders’ meeting.

2.2 Beneficiaries.

Options may be granted under this Addendum to the following beneficiaries (hereinafter “Employees”):

•
Employees, i.e., individuals having an employment contract with the French company and being at the date of grant of the Options, based in France or abroad under a temporary secondment and individuals having an employment contract with a foreign company of the Manitowoc Group as defined by article L 225-180 of the new “Code de Commerce” and being seconded in France.
•
Managing Directors (i.e., “Dirigeants Sociaux”) of any French company of the Manitowoc Group as defined by article L 225-180 of the new “Code de Commerce” at the date of grant. In reference to the allocation of Options to any Eligible corporate officers, the following specific restrictions apply:
•
either the direct or indirect French subsidiaries should offer free shares or options to all its own employees and at least 90% of any direct or indirect French subsidiaries’ employees;
•
or the direct or indirect French subsidiaries should set up a participation agreement or a profit-sharing agreement benefiting to all its own employees and at least to 90% of its French subsidiaries’ employees.

2.3 Type of Options.

The Options granted under the Plan modified by this Addendum will only be purchase Options (i.e., Shares bought back by the Company). No Options may be granted under this Addendum that are subscription Options (i.e., newly issued Shares of the Company).

Limited stock appreciation right:

No Stock Appreciation Right may be granted after the date of grant of the related Options. In addition, such Stock Appreciation Right must be mentioned in the Option grant letter.

2.4 Date of Grant.

Options cannot be granted during the ten (10) stock exchange sessions preceding and following the publication of the consolidated or annual accounts.

Options cannot be granted during a period starting at the date at which the management of the Company is aware of any information that could have a significant impact on the Company’s Share price and ending ten (10) stock exchange sessions after this information has been made public.

Options cannot be granted within a twenty (20) day period following a distribution of dividends or a capital increase.

2.5 Conditions of Grant.

Options are definitively offered and cannot be cancelled or modified.

No Options can be granted to any Employees holding Shares representing ten percent (10%) or more of The Manitowoc Company, Inc. share capital at the date of the grant of the Options.

The total number of Options granted to Employees and remaining unexercised (outstanding Options) shall never cover a number of Shares exceeding one-third of The Manitowoc Company, Inc. share capital.

Should the Company purchase its Shares before granting Options the purchase Options shall be awarded over the stock within twelve (12) months of their purchase.

The Shares shall be purchased by the issuing Company at least one day before the Options become exercisable.

2.6 Option Price.

The Option price will be the Fair Market Value of Common Stock at the date of grant (i.e., the price per share at the close of the previous day’s trading as reported on the New York Stock Exchange Composite Tape).

Nevertheless, unless otherwise specifically approved by the Committee, this Option price shall not be less than ninety-five percent (95%) of the average stock exchange price during the twenty (20) days preceding the day when the Option is granted. In addition, this Option Price shall not be less than ninety-five percent (95%) of the average purchase price of its own Shares held by The Manitowoc Company, Inc. to be allocated to the Option holder.

ARTICLE III. REGIME OF OPTIONS

3.1 Transferability of the Options.

Notwithstanding any other provisions of the Plan not referred to in this Addendum, an Option is only transferable by death of the Employee. In the event of an Employee’s death, the period during which the legal heirs are entitled to exercise the Option is six (6) months following the Employee’s death.

3.2 Adjustments of the Option Price.

The Option price shall remain unchanged as from the grant of the Options until the exercise of the Options. The Option price shall be adjusted only upon the occurrence of the events specified under French law (article L 225-181 of the new “Code de Commerce”).

No other event may constitute a recognized exception under French regulations except in case of any modifications as provided from time to time by any new French regulations or by any governmental decision.

3.3 Date of Exercise.

Twenty-five percent (25%) of Options granted under this Addendum shall be exercisable after the expiration of a two-year period as from the date of grant and an additional twenty-five percent (25%) of Options shall be exercisable thereafter on the anniversary of the date of grant, up to one hundred percent (100%).

3.4 Payment of the Option Price.

The payment of the Option price is allowed either in cash or by compensation of certain, due and payable debts that the Employees hold against the Company.

ARTICLE IV. SALE OF SHARES RESULTING FROM THE EXERCISE OF OPTIONS

4.1 Principles.

Under French Tax Code, the favorable tax regime applicable to the “acquisition gain” is linked to the sale of the Shares resulting from the exercise of the Options and shall be taxed according to Section 80 bis of the French Tax Code.

For social security purposes, the Company shall notify the relevant French social bodies the Eligible Employees’ identity and the number of Awards respectively granted.

Under the new “Code de Commerce,” the sale of the Shares resulting from the exercise of the Options shall not be forbidden beyond a period of three years starting from the exercise of the Options (section L 225-177).

4.2 Application.

By virtue of the principles mentioned in Section 4.1 above, and except in the events provided under section 91 ter of Annex II of the French Tax Code, when all the conditions provided by this section are fulfilled, the shares shall not be sold, or otherwise disposed of, before a period of two (2) years for shares resulting from Options exercised after the expiration of a two-year period as from the date of grant of the Options.

Notwithstanding the above-mentioned provisions the shares may be sold, or otherwise disposed of, after the expiration of a four-year period as from the date of grant of the Options.

Failing to respect the above-mentioned non transferability period would entail the invalidity of the sale of the shares for the faulty Employee provided such provision complies with U. S. laws and is otherwise enforceable.

According to Section 91 ter of Annex II of the French Tax Code, the initial four (4) year period between grant of Options and sale of Shares is not required in strict limited cases for benefiting from the favorable tax regime:

•
in case of the optionee’s disability or death,
•
in case of the optionee’s retirement at the request of the Company provided the optionee exercised the options at least three (3) months before the termination of the optionee’s work contract and still holds the share at the date of the event.

•
in case of dismissal, provided the optionee exercised the optionee’s options at least three (3) months before the optionee is notified of the optionee’s dismissal.

In these cases, the sale of the Shares may occur in connection with the event, which means, in particular in case of dismissal and retirement, not before the termination of the contract.

Should any modifications of the French legal and/or tax regime arise that would concern the conditions to qualify for the preferential tax and social security treatment, the Committee would be entitled to modify accordingly and for this sole purpose the dates of exercise of the Options as well as the vesting period applicable to future grants of Options and the holding conditions of the Shares.

Addendum to the MANITOWOC COMPANY, INC. OMNIBUS INCENTIVE PLAN

AND RESTRICTED STOCK UNIT AWARD AGREEMENT for

Restricted Stock Units and Performance Share Awards made to Participants in France

1.
Purpose

This Addendum applies to Restricted Stock Units and/or Performance Shares granted to French Participants as of 2025.

The Plan and the Agreement are restated as follows:

1.1.
Purpose

The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan (the “Plan”) was adopted by the Board of The Manitowoc Company, Inc. (the “Company”) on February 25, 2025 and approved by the shareholders of the Company on May 6, 2025 for the benefit of officers, employees and directors of the Company and its Affiliates, including its French subsidiary(ies).

Section 16 of the Plan authorizes the Board or the Committee to approve supplements to, or amendments, restatements or alternative version of the Plan. Therefore, the Board has approved this Addendum which sets out the terms and conditions governing Qualified Free Shares made under the Plan to eligible Participants, tax residents in France, or otherwise selected by the Board for participation under this Addendum.

The authorization given by the shareholders’ meeting of The Manitowoc Company, Inc. to the Board of Directors and the Committee for granting the Restricted Stock Units and/or Performance Shares is limited to thirty-eight (38) months as from the date of such shareholders’ meeting.

This Addendum contains the term of “Qualified Free Shares Awards” which exclusively refer to the award of Restricted Stock Units and/or Performance Shares, paid in Shares, granted in accordance with Section 8 of the Plan as amended and restated in the Addendum. For the avoidance of doubt these rules have been set in order to comply with the meaning of:

•
Articles L 225-197-1 to L 225-197-5 and Articles L 22-10-59 to L 22-10-60 of the French Commercial Code for legal purposes;
•
Article 80 quaterdecies of the French General Tax Code for tax purposes in its drafting resulting from the Ordinance n°2020-1142 dated September 16th, 2020;
•
Articles L. 242-1 6 and L.137-13 of the French Social Security Code for social security purposes.

Consequently, the terms “Qualified Free Shares”, “Qualified Free Shares Awards” and “Award” herein shall be construed and interpreted accordingly.

The present French Addendum is not applicable to awards paid in cash, and to awards of and/or Restricted Stock, Performance Units, Stock-Options or Stock Appreciation Rights. Consequently, dispositions of the Plan applicable to these are not applicable to Awards made further to the present Addendum.

The adoption of this Addendum and corresponding modifications of the Plan comes within the spirit of Section 16. The provisions of the Addendum shall not modify the number of Restricted Stock Units and/or Performance Shares initially awarded.

The Plan administration and related transfers of shares shall be managed by any transfer agent and plan administrator duly authorized by the Board.

For purposes of any Restricted Stock Units and Performance Shares granted under the Addendum, the terms of the Plan should be deemed implemented by reference to this Schedule. If no specific provision of this Schedule applies, the terms of the Award Agreement apply.

1.2.
Definitions
(a)
In Section 20(b) of the Plan, the definition of “Affiliate” is amended as follows:

“Affiliate” means the following for the purpose of determining the company in which Eligible participant may be retained for the award of Restricted Stock Units or Performance Shares:

•
Those companies in which the Company holds, directly or indirectly, at least 10% (ten) of the voting rights or equity;
•
Those companies which hold, directly or indirectly, at least 10% (ten) of the voting rights or equity in the Company;
•
Those companies of which at least 50% (fifty) of the equity or voting rights are held, directly or indirectly, by a company which itself holds at least 50% (fifty) of the Company.
(a)
Section 20(v) of the Plan, the definition of “Performance Shares” is completed as follows:

Performance Shares are subject to (i) a risk of forfeiture during the Vesting Period, as described in Section 8.2 of this Addendum, and (ii) restrictions on transfer during the Share Sale Restriction Period, as described in Section 8.3 of this Addendum, as determined by the Committee.

(b)
Section 20(aa) of the Plan, the definition of “Restricted Stock Units” is amended as follows:

“Restricted Stock Units”, means a conditional right to receive Shares that are subject to (i) a risk of forfeiture during the Vesting Period, as described in Section 8.2(i) of this Addendum, and (ii) restrictions on transfer during the Share Sale Restriction Period, as described in Section 8.3 of this Addendum, as determined by the Committee.

2.
Administration

2.1 Section 2 “Administration” of the Plan is completed as follows:

Notwithstanding the above, no modification can be made to this Addendum which is disadvantageous to the Participants or which is in contradiction to the French Commercial Code and French Tax Code provisions, unless the modification is the result of a new law or regulation or any other obligatory disposition or ruling applied to the Company or any other Affiliated Company, having legal, fiscal or social implications.

The terms of this Addendum shall be interpreted in accordance with the relevant provisions set forth by French tax and social laws, as well as the regulations issued by the French tax and social administrations.

3.
Eligibility

3.1 Section 3 of the Plan « Eligibility » is completed as follows:

Notwithstanding the above, Participants who are eligible to be granted Qualified Free Shares shall consist exclusively of employees with a valid employment contract (“contrat de travail”) at Grant Date, and/or Corporate Officers with or without an employment contract, such as listed below, of the Company or of the French Affiliate(s):

•
“Président du Conseil d’Administration”(Chairman of the Board);
•
“Directeur Général” (Managing Director) ;
•
“Directeurs Généraux Délégués“ (Delegated Managing Directors) ;
•
Members of the “Directoire” (Executive Directors);
•
“Gérant” of a “Société par Actions” for « SCA » companies (“Manager of a Joint Stock Company”);
•
“Président" (if a private individual) d’une Société par Actions Simplifiée”.

For the avoidance of doubt, officers and Directors of the Company, or of French Affiliate(s), are eligible Participants if they have a valid employment contract with one of these entities, or if they are one of the Corporate Officers listed above. No Qualified Free Shares can be granted under this Addendum to non-employee members of the “Conseil d’Administration” (the Board), consultants and advisors.

In reference to the grant of Qualified Free shares to the corporate officers of any direct or indirect French Subsidiaries of the Manitowoc Company Inc, the following specific restrictions apply:

•
either the direct or indirect French subsidiaries should offer free shares or options to all its own employees and at least 90% of any direct or indirect French subsidiaries’ employees; or
•
the direct or indirect French subsidiaries should set up a participation agreement or a profit-sharing agreement benefiting to all its own employees and at least to 90% of its French subsidiaries’ employees.

An Award may not be made to employees and/or Corporate Officers holding more than 10% of the issued share capital in the Company or who, after having received Shares under an Award granted hereunder, would hold more than 10% of the issued share capital in the Company.

4.
Grants of Awards

The present Addendum does not amend this Section.

5.
Shares Reserved under this Plan

5.1 Section 5 (a) “Plan Reserve” is completed as follows:

Shares of the Company to be delivered under the Plan may be market repurchased shares (already existing shares) or newly issued shares.

For awards granted over already existing shares, corresponding shares shall be repurchased by the Company at least one day before the applicable Vesting Date. Shares acquired by the Participant as a result of the vesting of the Award shall be registered in the name of the Participant or be identifiable. They will be registered in the Company’s books in an individual account via the transfer agent. The Participants shall have the voting and dividends rights attached to the shares as of the date he/she becomes the holder of record of such common stock.

5.2 Section 5(e) of the Plan “Director Award Limit” is completed as follows:

Notwithstanding the provisions of the Plan, the total number of Shares that may be granted to the Participants under this Addendum shall not exceed 15% of the granting Company’s share capital at Grant Date. Outstanding unvested Awards shall be treated as Shares in order to determine the threshold of 10% of the granting Company’s share capital while unvested Qualified Stock Options shall not.

6.
Options

Section 6 of the Plan does not apply to Awards made under this Addendum.

7.
Stock Appreciations Rights

Section 7 of the Plan does not apply to Awards made under this Addendum.

8.
Performance and Stock Awards

8.1 Section 8(a) of the Plan is amended as follows:

Qualified Free Shares Awards, to be granted under the present Addendum, shall exclusively be settled in Shares.

Notwithstanding any provisions to the contrary, the Participant to whom is granted a Qualified Free Share Award shall have no shareholder rights, including the right to vote or to receive dividends, until the Qualified Frees Share Award is duly vested and the legal ownership of shares is transferred to the Participant.

Once transferred, the Shares are subject to a Share Sale Restriction (please refer to Section 8.3 of the Addendum).

Restricted Stock Units and Performance Shares may be granted to eligible Participants, listed in Section 3 of the Addendum, selected by the Committee.

8.2 A new Section 8(d) “Vesting Period” is added to the Plan rules:

Notwithstanding any other provision of the Plan to the contrary, the Participant shall only be entitled to receive payment of:

i.
the Restricted Stock Units, once vested, upon Vesting Date, which shall occur:
•
up to one third (1/3rd) on the first (1st) anniversary of the Grant Date,
•
up to one third (1/3rd) on the second (2nd) anniversary of the Grant Date and,
•
up to one third (1/3rd) on the third (3rd) anniversary of the Grant Date, (the “Vesting Period for Restricted Stock Units”).
ii.
the Performance Shares, once vested, upon Vesting Date, which shall occur on the third (3rd) anniversary of the Grant Date subject to the achievement of Performance Goals. (the “Vesting Period for Performance Shares”).

The Vesting Period for Restricted Stock Units and the Vesting Period for Performance Shares are together referred to as the “Vesting Period”.

The Committee reserves the right to modify the Vesting Period in accordance with and to conform with, any amendments to the French Tax Code and/or provisions of the French Commercial Code governing Qualifying Free Share Awards.

While different vesting schedules might be defined in the Award Agreement none of these schedules may have the effect to enable vesting prior vesting completion of the second anniversary of Award Date.

By exception, in case of Participant’s death, the personal representative determined in accordance with the laws of descent and distribution shall be entitled to request the acquisition of the unvested Restricted Stock Units and/or Performance Shares within (6) months following this event.

The Board of Directors has also revolved in his capacity of authorizing these awards that no specific rules would apply for Disability corresponding to the (second) 2nd or (third) 3rd categories of Article L.341-4 of the French Social Security Code[1].

Therefore, in case of disability, Section 14 of the Plan shall prevail.

8.3 A new Section 8(e) “Share Sale Restriction imposed on Shares transferred to Participants” is added to the Plan rules:

As of the Vesting Date, Shares acquired pursuant to the Award may be subject to a minimum of two (2) years share sale restriction commencing from the Vesting Date (the “Share Sale Restriction Period”), during which the Shares may not be sold other than in the circumstances set out at paragraphs (ii) and (iii) below. If applicable, the Share Sale Restriction will be indicated on the Award agreement.

If the Participant leaves the employment of the Company, or any Affiliate(s), at any time after the Vesting Date, the Shares acquired shall not be freely transferable before the expiration of the Share Sale Restriction Period (if applicable).

(i)
In addition to the above Share Sale Restriction Period and notwithstanding any provision of the Plan to the contrary, the Shares shall not be sold during the following periods:
•
Within ten (10) trading days preceding and three (3) following the publication of the annual consolidated accounts, if applicable, or the annual accounts of the Company; and
•
Within a period beginning with the date at which the Company’s officers become aware of any information, which, were it to be public knowledge, could have a significant impact on the Company’s Share price and ending ten (10) trading days after the information becomes public knowledge.
•
Any other period resulting from any rule which prevent insider trading provided for by the Security and Exchange Commission (SEC) notably blackout periods, or the “Autorité des Marchés Financiers” (AMF), or any relevant securities law.
(ii)
In case of Participant’s death

Notwithstanding any provision of the Plan and the present Addendum to the contrary, in the event of the Participant’s death, the heirs shall not be subject to the Share Sale Restriction Period, the shares being transferable upon the Participant’s death.

(iii)
In case of Participant’s Disability of second (2nd) or third (3rd) category

By exception, if the Participant ceases his employment within the Company or any Affiliate(s) due to his Disability corresponding to the (second) 2ndor (third) 3rd categories of Article L.341-4 of the French Social Security Code[2], the Share Sale Restriction Period as defined in the herein Section shall be accelerated and deemed to have lapsed. The Participant shall dispose immediately of the Shares. Such dispositions shall not constitute a disqualified provision.

For the avoidance of doubt, in any other case of disability, Section 14 of the Plan shall prevail.

8.4 A new Section 8(f) “Restrictions for Corporate Officers” is added to the Plan rules:

Upon Grant Date, the Committee may either decide that Corporate Officers shall not sell Shares acquired through a Qualified Free Share Award prior to their removal from office (“révocation en qualité de mandataire social”) or determine the number of Shares which have to be held by Corporate Officers until their removal from office (“révocation en qualité de mandataire social”). The renewal of mandate does not constitute a “removal from office”. A removal from office must be valid pursuant to French laws and regulation.

These restrictions are not applicable to Officers of any French Corporate Affiliates. In the reverse, these restrictions are applicable to the corporate officers of the issuing parent Company.

8.5 A new Section 8(g) “Lack of consideration” is added to the Plan rules:

The Restricted Stock Units and Performance Shares granted under the Addendum are made at no cost for the Participant. No purchase price shall be determined by the Committee on the date such Award is made.

9.
Annual Incentive Awards

Section 9 of the Plan does not apply to Awards made under this Addendum.

10.
Long-Term Incentive Awards

Section 10 of the Plan does not apply to Awards made under this Addendum.

11.
Dividends and Dividend Equivalent Units

Section 11 of the Plan does not apply to Awards made under this Addendum.

12.
Other Stock-Based Awards

Section 12 of the Plan does not apply to Awards made under this Addendum.

13.
Minimum Vesting Period; Discretion to Accelerate

The present Addendum does not amend this Section subject to Section 8.2 of the present Addendum

14.
Effect of Termination on Awards

14.1 Section 14(b) of the Plan “Death, Disability or Retirement of Participant” is completed as follows:

In case of death or disability of the Participant, all unvested Restricted Stock Units and/or Performance Shares vests immediately.

•
Death: his/her heirs may request, within a period of time not exceeding six (6) months from the date of death, the ownership of the unvested Qualified Free Shares. The Qualified Free Share Award is deemed to vest upon the ownership request date.
15.
Restrictions on Transfer, Encumbrance and Disposition

15.1 Section 15 of the Plan “Restrictions on Transfer, Encumbrance and Disposition” is amended as follows:

The Qualified Free Shares Awards granted under the Plan shall not be transferable during the Participant’s lifetime except in case of Participant’s death. In case of Participant’s death, the Qualified Free Shares Awards may be transferred and acquired by Participant’s legal heirs in accordance with provisions of Section 8 of the Addendum.

16.
Termination and Amendment of Plan, Amendment, Modification or Cancellation of Awards

The present Addendum does not amend this Section.

17.
Taxes

17.1 Section 17 of the Plan “Taxes” is amended as follows:

Notwithstanding any provision to the contrary, in particular in Section 5(c) of the Plan, no Shares may be used prior to the lapse of the Share Sale Restriction to satisfy any social security or tax withholding due for Awards granted further to the present Addendum.

The Company or its Affiliates shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due with respect to Awards granted hereunder or shall have the right to deduct any applicable withholding or other employment taxes due from other compensation income paid to the Participant.

The employer is responsible for withholding employees’ social security charges in the event that they are due. However, the Participants remain responsible for bearing them.

18.
Adjustment Provisions; Change of Control

18.1 Section 18(a) of the Plan “Adjustment of Shares” is completed as follows:

Upon deciding to proceed to such adjustment, the Committee shall take all the necessary steps to determine the impact of such adjustment on the income tax and social security treatment of Awards made to French Participants and whenever possible, to maintain the tax neutrality of the operation on the treatment of the Award. The Committee shall accordingly inform the Participant concerned.

18.2 Section 18(c) of the Plan is completed as follows:

Upon occurrence of a Change of Control, the disposition of the Plan rules shall apply to French participants. The Committee, upon discretionary decision, may authorize the acceleration of the Vesting Date (referred to at Section 8.2 of this Addendum) and/or the cancellation of the Share Sale Restriction (referred to at Section 8.3 of this Addendum).

When however, a tax favorable treatment may be available further to French legislation (article 80 bis of the French Tax Code) the Committee, upon discretionary decision, may give the choice to French Participants, but has no obligation to.

When the Company decides to exchange shares with no cash consideration, pursuant to applicable French legal and tax rules and notably, article L.225-197-1 § III of the French Commercial Code (as amended), then the dispositions of the Plan as well as the periods of Vesting and Share Sale Restriction if applicable will remain applicable to shares or rights received in exchange.

19.
Miscellaneous

19.1 Section 19(a) of the Plan “Other Terms and Conditions” is completed as follows:

Notwithstanding the above, the Participant shall not be entitled to any dividend attached to Shares by reference to a record date preceding the Vesting Date or accumulated between the Grant Date and the Vesting Date.

[1] For information purposes, please note that:

•
Second category stands for a disabled person unable to perform any professional activity;
•
Third category stands for a disabled person unable to perform any professional activity and requiring third party assistance in order to perform everyday life tasks.

[2] For information purposes, please note that:

•
Second category stands for a disabled person unable to perform any professional activity;
•
Third category stands for a disabled person unable to perform any professional activity and requiring third party assistance in order to perform everyday life tasks.

THE MANITOWOC COMPANY, INC. ONE PARK PLAZA 11270 WEST PARK PLACE, SUITE 1000 MILWAUKEE, WISCONSIN 53224 SCAN TO VIEW MATERIALS & VOTE • VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MTW2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V83536-P45606 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE MANITOWOC COMPANY, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the The Board of Directors recommends a vote FOR proposals 1 number(s) of the nominee(s) on the line below. through 4. 1. Election of Directors !!! Nominees: 01) Anne E. Bélec 06) C. David Myers 02) Amy R. Davis 07) Aaron H. Ravenscroft 03) Ryan M. Gwillim 08) Mark B. Rourke 04) Kenneth W. Krueger 09) Randy A. Wood For Against Abstain 05) Robert W. Malone 2. The approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated. !!! 3. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending !!! December 31, 2026. 4. An advisory vote to approve the compensation of the Company's named executive officers. !!! NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, the undersigned also authorizes the named proxies to vote on such matters in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V83537-P45606 THE MANITOWOC COMPANY, INC. Annual Meeting of Shareholders May 5, 2026 9:00 AM Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Aaron H. Ravenscroft and Jennifer L. Peterson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of The Manitowoc Company, Inc. that the undersigned is entitled to vote at the meeting and any adjournment or postponement of the meeting upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement of the meeting, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy previously given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. All votes for 401(k) participants must be received by 10:59 PM, Central Time, April 30, 2026. Continued and to be signed on reverse side